                                                                    EXHIBIT 10.1


                         FITZGERALDS GAMING CORPORATION

                                    as issuer

                      and the Guarantors referred to herein

                                  $255,000,000

                      12 1/4% Senior Secured Notes due 2004

                  --------------------------------------------


                                    INDENTURE

                          Dated as of December 30, 1997

                  --------------------------------------------



                              THE BANK OF NEW YORK,

                                     Trustee

                      CROSS-REFERENCE TABLE*Trust Indenture


  Act Section                                                                Indenture Section
  -----------                                                                -----------------
310(a)(1).................................................................................7.10
     (a)(2)...............................................................................7.10
     (a)(3)................................................................................N/A
     (a)(4)................................................................................N/A
     (a)(5)...............................................................................7.10
     (b).............................................................................7.8; 7.10
     (c)...................................................................................N/A
311(a)....................................................................................7.11
     (b)..................................................................................7.11
     (c)...................................................................................N/A
312(a).....................................................................................2.5
     (b)..................................................................................11.3
     (c)..................................................................................11.3
313(a).....................................................................................7.6
     (b)(1)................................................................................7.6
     (b)(2)................................................................................7.6
     (c)...................................................................................7.6
     (d)...................................................................................7.6
314(a)................................................................................4.3; 4.4
     (b)...................................................................................N/A
     (c)(1)...............................................................................11.4
     (c)(2)...............................................................................11.4
     (c)(3)................................................................................N/A
     (d)...................................................................................N/A
     (e)..................................................................................11.5
     (f)...................................................................................N/A
315(a).....................................................................................7.1
     (b)...................................................................................7.5
     (c)...................................................................................7.1
     (d)...................................................................................7.1
     (e)..................................................................................6.11
316(a)(last sentence)......................................................................2.9
     (a)(1)(A).............................................................................6.5
     (a)(1)(B).............................................................................6.4
     (a)(2)................................................................................N/A
     (b)...................................................................................9.2
     (c)...................................................................................9.4
317(a)(1)..................................................................................6.8
     (a)(2)................................................................................6.9
     (b)...................................................................................2.4
318(a)....................................................................................11.1
     (b)...................................................................................N/A
     (c)..................................................................................11.1

N.A. means not applicable.

*This Cross-Reference Table is not part of the Indenture.

                                TABLE OF CONTENTS

                                                                                      Page
                                                                                      ----

                                        ARTICLE 1
                              DEFINITIONS AND INCORPORATION
                                       BY REFERENCE

     Section 1.1.  Definitions ..........................................................1
     Section 1.2.  Other Definitions ...................................................22
     Section 1.3.  Incorporation by Reference of Trust Indenture Act ...................23
     Section 1.4.  Rules of Construction ...............................................24


                                        ARTICLE 2
                                        THE NOTES

     Section 2.1.  Form and Dating .....................................................24
     Section 2.2.  Execution and Authentication ........................................25
     Section 2.3.  Registrar, Paying Agent and Depository ..............................26
     Section 2.4.  Paying Agent to Hold Money in Trust .................................26
     Section 2.5.  Holder Lists ........................................................27
     Section 2.6.  Transfer and Exchange ...............................................27
     Section 2.7.  Replacement Notes ...................................................32
     Section 2.8.  Outstanding Notes ...................................................32
     Section 2.9.  Treasury Notes ......................................................33
     Section 2.10.  Temporary Notes ....................................................33
     Section 2.11.  Cancellation .......................................................34
     Section 2.12.  Defaulted Interest .................................................34
     Section 2.13.  Legends ............................................................34


                                        ARTICLE 3
                                        REDEMPTION

     Section 3.1.  Notices to Trustee ..................................................35
     Section 3.2.  Selection of Notes to Be Redeemed ...................................36
     Section 3.3.  Notice of Redemption ................................................36
     Section 3.4.  Effect of Notice of Redemption. .....................................37
     Section 3.5.  Deposit of Redemption Price. ........................................37

                                                                                      Page
                                                                                      ----
     Section 3.6.  Notes Redeemed in Part. .............................................38
     Section 3.7.  Optional Redemption. ................................................38
     Section 3.8.  Redemption in Accordance with Gaming Laws ...........................39


                                        ARTICLE 4
                                        COVENANTS

     Section 4.1.  Payment of Notes. ...................................................39
     Section 4.2.  Maintenance of Office or Agency. ....................................40
     Section 4.3.  Reports .............................................................40
     Section 4.4.  Compliance Certificate ..............................................42
     Section 4.5.  Taxes ...............................................................43
     Section 4.6.  Stay, Extension and Usury Laws ......................................43
     Section 4.7.  Limitation on Restricted Payments ...................................43
     Section 4.8.  Limitation on Restrictions on Subsidiary Dividends ..................46
     Section 4.9.  Limitation on Incurrence of Indebtedness ............................48
     Section 4.10.  Limitation on Asset Sales ..........................................50
     Section 4.11.  Limitation on Transactions With Affiliates .........................53
     Section 4.12.  Limitation on Liens ................................................54
     Section 4.13.  Corporate Existence ................................................54
     Section 4.14.  Repurchase Upon a Change of Control ................................55
     Section 4.15.  Maintenance of Properties ..........................................57
     Section 4.16.  Maintenance of Insurance ...........................................57
     Section 4.17.  Restrictions on Sale and Issuance of Subsidiary Stock ..............58
     Section 4.18.  Line of Business ...................................................58


                                        ARTICLE 5
                                        SUCCESSORS

     Section 5.1.  When the Company May Merge, etc. ....................................58
     Section 5.2.  Successor Substituted ...............................................60


                                                                                      Page

                                        ARTICLE 6
                                  DEFAULTS AND REMEDIES

     Section 6.1.  Events of Default ...................................................60
     Section 6.2.  Acceleration ........................................................63
     Section 6.3.  Other Remedies ......................................................63
     Section 6.4.  Waiver of Past Defaults .............................................64
     Section 6.5.  Control by Majority .................................................64
     Section 6.6.  Limitation on Suits .................................................64
     Section 6.7.  Rights of Holders to Receive Payment ................................65
     Section 6.8.  Collection Suit by Trustee ..........................................65
     Section 6.9.  Trustee May File Proofs of Claim ....................................66
     Section 6.10. Priorities ..........................................................66
     Section 6.11. Undertaking for Costs ...............................................67


                                        ARTICLE 7
                                         TRUSTEE

     Section 7.1.  Duties of Trustee ...................................................67
     Section 7.2.  Rights of Trustee ...................................................69
     Section 7.3.  Individual Rights of Trustee ........................................70
     Section 7.4.  Trustee's Disclaimer ................................................70
     Section 7.5.  Notice of Defaults ..................................................70
     Section 7.6.  Reports by Trustee to Holders .......................................71
     Section 7.7.  Compensation and Indemnity ..........................................71
     Section 7.8.  Replacement of Trustee ..............................................72
     Section 7.9.  Successor Trustee by Merger, etc. ...................................74
     Section 7.10. Eligibility; Disqualification .......................................74
     Section 7.11. Preferential Collection of Claims Against Company ...................74


                                        ARTICLE 8
                   DISCHARGE; LEGAL DEFEASANCE AND COVENANT DEFEASANCE

     Section 8.1.  Discharge; Option to Effect Legal Defeasance or
                     Covenant Defeasance................................................75
     Section 8.2.  Legal Defeasance and Discharge.......................................75
     Section 8.3.  Covenant Defeasance..................................................76


                                                                                      Page
                                                                                      ----

Section 8.4.  Conditions to Legal or Covenant Defeasance................................76
Section 8.5.  Deposited Cash and U.S. Government Obligations to be
                  Held in Trust; Other Miscellaneous Provisions.........................78
Section 8.6. Repayment to the Company...................................................78
Section 8.7. Reinstatement..............................................................79


                                        ARTICLE 9
                                        AMENDMENTS

Section 9.1.  Without Consent of Holders................................................80
Section 9.2.  With Consent of Holders...................................................81
Section 9.3.  Compliance with Trust Indenture Act.......................................82
Section 9.4.  Revocation and Effect of Consents.........................................82
Section 9.5.  Notation on or Exchange of Notes..........................................83
Section 9.6.  Trustee to Sign Amendments, etc...........................................83


                                        ARTICLE 10
                           COLLATERAL AND SECURITY AND GUARANTY

Section 10.1.  Collateral Documents.....................................................84
Section 10.2.  Opinions.................................................................85
Section 10.3.  Release of Collateral....................................................85
Section 10.4.  Certificates of the Company..............................................86
Section 10.5.  Authorization of Actions to be Taken by the Trustee
                    Under the Security Documents........................................86
Section 10.6.  Authorization of Receipt of Funds by the Trustee
                    Under the Security Documents........................................87
Section 10.7.  Guaranty.................................................................87
Section 10.8.  Execution and Delivery of Guaranty.......................................89
Section 10.9.  Limitation on Guarantor's Liability......................................89
Section 10.10.  Rights under the Guaranty...............................................90
Section 10.11.  Primary Obligations.....................................................90
Section 10.12.  Guarantee by Subsidiary.................................................91
Section 10.13.  Release of Guarantors...................................................91


                                                                                      Page
                                                                                      ----
                                        ARTICLE 11
                                      MISCELLANEOUS

Section 11.1.  Trust Indenture Act Controls.............................................92
Section 11.2.  Notices..................................................................92
Section 11.3.  Communication by Holders with Other Holders..............................93
Section 11.4.  Certificate and Opinion as to Conditions Precedent.......................93
Section 11.5.  Statements Required in Certificate or Opinion............................94
Section 11.6.  Rules by Trustee and Agents..............................................94
Section 11.7.  Legal Holidays...........................................................95
Section 11.8.  No Recourse Against Others...............................................95
Section 11.9.  Governing Law............................................................95
Section 11.10.  No Adverse Interpretation of Other Agreements...........................96
Section 11.11.  Successors..............................................................96
Section 11.12.  Severability............................................................96
Section 11.13.  Counterpart Originals...................................................96
Section 11.14.  Table of Contents, Headings, etc........................................97

     EXHIBIT A    FORM OF SECURITY.....................................................A-1
     EXHIBIT B    CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR
                  REGISTRATION OF TRANSFER OF NOTES....................................B-1
     EXHIBIT C    FORM OF GUARANTY.....................................................C-1
     EXHIBIT D    FORM OF INTERCREDITOR AGREEMENT......................................D-1
     EXHIBIT E    FORM OF SHIP MORTGAGE................................................E-1

     Schedule I   Existing Liens....................................................Sch -1


               INDENTURE, dated as of December 30, 1997, among Fitzgeralds Gaming Corporation, a Nevada corporation (the "Company"), the Guarantors (as defined) named herein and The Bank of New York, a New York banking corporation, as trustee (the "Trustee").

               The Company and the Trustee agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders (as defined) of the Company's 12 1/4% Senior Secured Notes due 2004.


                                    ARTICLE 1
                          DEFINITIONS AND INCORPORATION
                                  BY REFERENCE

Section 1.1.  Definitions.

               "Acquired Debt" means Indebtedness of a Person existing at the time such Person is merged with or into the Company or a Restricted Subsidiary or becomes a Restricted Subsidiary, other than Indebtedness incurred in connection with, or in contemplation of, such Person merging with or into the Company or a Restricted Subsidiary or becoming a Restricted Subsidiary.

               "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean (i) the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise, or (ii) beneficial ownership of 10% or more of the voting securities of such Person. Notwithstanding the foregoing, neither of the Initial Purchasers nor any of their respective Affiliates will be deemed to be Affiliates of the Company.

               "Agent" means any Registrar, Paying Agent or co-registrar.

               "Asset Sale" means any (i) transfer (as hereinafter defined), other than in the ordinary course of business, of any assets of the Company or any Restricted Subsidiary or (ii) direct or indirect issuance or sale of any Capital Stock of any Restricted Subsidiary (other than directors' qualifying shares), in each case to any Person (other than the Company or a Restricted Subsidiary). For purposes of this definition, (a) any series of transfers that are part of a common plan shall be deemed a single Asset Sale and (b) the term "Asset Sale" shall not include (1) any series of transfers that have a fair market value (or result in gross proceeds) of less than $1 million, until the aggregate fair market value and gross proceeds of the transfers excluded from the definition of Asset Sale pursuant to this clause (b)(1) exceed $5 million, (2) any transfer by the Company of the Tunica Road to the County of Tunica, Mississippi, or any agency thereof, (3) any transfer of slot machines or other gaming equipment in connection with the acquisition of similar gaming equipment in the ordinary course of business, or (4) any disposition of all or substantially all of the assets of the Company that is governed under and complies with Article V of this Indenture.

               "Bankruptcy Law" means title 11, U.S. Code, or any similar Federal, state or foreign law for the relief of debtors.

               "Board of Directors" means the board of directors or any duly constituted committee thereof of any corporation or of a corporate general partner of a partnership and any similar body empowered to direct the affairs of any other entity.

               "Business Day" means any day other than a Legal Holiday.

               "Capital Lease Obligation" means, as to any Person, the obligations of such Person under a lease that are required to be classified and accounted for as capital lease obligations under GAAP, and the amount of such obligations at any date shall be the capitalized amount of such obligations at such date, determined in accordance with GAAP.

               "Capital Stock" means (i) with respect to any Person that is a corporation, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, and (ii) with respect to any other Person, any and all partnership or other equity interests of such Person.

               "Cash Equivalent" means (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof), (ii) time deposits and certificates of deposit and commercial paper issued by the parent corporation of any domestic commercial bank of recognized standing having capital and surplus in excess of $500,000,000 and commercial paper issued by others rated at least A-2 or the equivalent thereof by Standard & Poor's Corporation or at least P-2 or the equivalent thereof by Moody's Investors Service, Inc. and in each case maturing within one year after the date of acquisition, (iii) investments in money market funds substantially all of whose assets comprise securities of the types described in clauses (i) and (ii) above, and (iv) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses
(i) and (ii) above entered into with any financial institution meeting the financial qualifications specified in clause (ii) above.

               "Casino" means a gaming establishment owned, directly or indirectly, by the Company or one of its Restricted Subsidiaries and any hotel, building, restaurant, theater, amusement park or other entertainment facility, parking facilities, retail shops, land, equipment and other property or asset directly ancillary thereto and used or to be used in connection therewith.

               "Casino Square Footage" means, with respect to any Casino, the floor space of such Casino that is available and used for the generation of gaming revenues and on which there is conducted (in a manner than is customary for comparable gaming facilities) table games, slot machines or other gaming operations, as applicable, but excluding bingo operations.

               "Change of Control" means:

               (i) the transfer (in one transaction or a series of transactions) of all or substantially all of the Company's assets (other than by way of merger or consolidation) to any "person" or "group" (as such terms are used for purposes of Section 13(d) and 14(d) of the Exchange Act, whether or not applicable) other than the Existing Equity Holder or his Related Parties;

               (ii)the liquidation or dissolution of the Company or the adoption of a plan by the stockholders of the Company relating to the liquidation or dissolution of the Company;

               (iii) the time that the Company first determines or reasonably should have known that (A) any "person" or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act, whether or not applicable) is or becomes the "beneficial owner" (as such term is used in Rules 13d-3 and 13d-5 under the Exchange Act, whether or not applicable, except that a "person" shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly (including as a result of a merger or consolidation), of more than 35% of the total voting power in the aggregate of all classes of Voting Stock of the Company then outstanding, but excluding from the percentage of voting power held by any group the voting power of shares owned by the Existing Equity Holder and his Related Parties who are deemed to be members of the group, provided that the Existing Equity Holder and his Related Parties beneficially own a majority of the total voting power of Voting Stock of the Company held by such group, and (B) the Existing Equity Holder and his Related Parties together fail to beneficially own, directly or indirectly, at least the same percentage of the combined voting power of such Voting Stock as the percentage "beneficially owned" by such person or group;

               (iv)the failure of the Company and its Restricted Subsidiaries to own 80% of the total voting power in the aggregate of all classes of Voting Stock of any Restricted Subsidiary (other than FAMI or FNYI) then outstanding;

               (v) during any period of 12 consecutive months after the Issue Date, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election by such Board or whose nomination for election by the stockholders of the Company was approved by a vote of a majority for the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved or who were elected by the vote of one or more of the Existing Equity Holder or his Related Parties) cease for any reason to constitute a majority of the Board of Directors of the Company then in office; or

               (vi)if the Preferred Stock is then outstanding, a "Change of Control," as defined in the Certificate of Designation of Preferences and Rights of Cumulative Redeemable Preferred Stock of the Company filed with the Office of the Secretary of State of the State of Nevada on December 18, 1995.

               "Cliff Castle Casino" means the Cliff Castle Casino in Camp Verde, Arizona, managed by FAMI.

               "Collateral" means any assets of the Company or any of its Subsidiaries defined as "Collateral" in any of the Security Documents and assets from time to time on which a Lien exists as security for any of the Obligations.

               "Collateral Agent" shall have the meaning set forth in the respective Security Documents.

               "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Exchange Act, the Securities Act or the TIA, as the case may be, then the body performing such duties at such time.

               "Company" means the party named as such above, until a successor replaces such Person in accordance with the terms of this Indenture, and thereafter means such successor.

               "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, President, Chief Executive Officer or Senior or Executive Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary and delivered to the Trustee.

               "Consolidated EBITDA" means, with respect to any Person (the referent Person) for any period, consolidated income (loss) from operations of such Person and its subsidiaries for such period, determined in accordance with GAAP, plus (to the extent such amounts are deducted in calculating such income
(loss) from operations of such Person for such period, and without duplication) amortization, depreciation and other non-cash charges (including, without limitation, amortization of goodwill, deferred financing fees and other intangibles but excluding (a) non-cash charges incurred after the date of this Indenture that require an accrual of or a reserve for cash charges for any future period, and (b) normally recurring accruals such as reserves against accounts receivable); provided, that (i) the income from operations of any Person (including, without limitation, any Unrestricted Subsidiary) that is not a Wholly Owned Subsidiary or that is accounted for by the equity method of accounting will be included only to the extent of the amount of dividends or distributions paid during such period to the referent Person or a Wholly Owned Subsidiary of the referent Person, (ii) the income from operations of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition will be excluded, and (iii) the income from operations of any Restricted Subsidiary will not be included to the extent that declarations of dividends or similar distributions by that Restricted Subsidiary are not at the time permitted, directly or indirectly, by operation of the terms of its organization documents or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary or its owners.

               "Consolidated Interest Expense" means, with respect to any Person for any period, the consolidated interest expense of such Person and its subsidiaries for such period, whether paid or accrued (including amortization of original issue discount, noncash interest payment, and the interest component of Capital Lease Obligations), to the extent such expense was deducted in computing Consolidated Net Income of such Person for such period.

               "Consolidated Net Income" means, with respect to any Person (the referent Person) for any period, the aggregate of the Net Income of such Person and its subsidiaries for such period, determined on a consolidated basis in accordance with GAAP; provided, that (i) the Net Income of any Person (including, without limitation, any Unrestricted Subsidiary) that is not a Wholly Owned Subsidiary or that is accounted for by the equity method of accounting will be included in calculating the referent Person's Consolidated Net Income only to the extent of the amount of dividends or distributions paid during such period to the referent Person or a Wholly Owned Subsidiary of the referent Person, (ii) the Net Income of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition will be excluded, and (iii) the Net Income of any Restricted Subsidiary will be excluded to the extent that declarations of dividends or similar distributions by that Restricted Subsidiary of such Net Income are not at the time permitted, directly or indirectly, by operation of the terms of its organization documents or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary or its owners.

               "Consolidated Net Worth" means, with respect to any Person, the total stockholders' equity of such Person determined on a consolidated basis in accordance with GAAP, adjusted to exclude (to the extent included in calculating such equity), (i) the amount of any such stockholders' equity attributable to Disqualified Capital Stock or treasury stock of such Person, and (ii) all upward revaluations and other write-ups in the book value of any asset of such Person or a consolidated subsidiary of such Person subsequent to the Issue Date, and
(iii) all

Investments in subsidiaries of such Person that are not consolidated subsidiaries and in Persons that are not subsidiaries of such Person.

               "Corporate Trust Office" shall be at the address of the Trustee specified in Section 11.2 or such other address as the Trustee may specify by notice to the Company.

               "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

               "Default" means any event that is, or after notice or the passage of time or both would be, an Event of Default.

               "Definitive Notes" means Notes that are in the form of the Notes attached hereto as Exhibit A, that do not include the information called for by footnotes 1 and 3 thereof.

               "Depository" means the Person specified in Section 2.3 hereof as the Depository with respect to the Notes issuable in global form, until a successor shall have been appointed and become such pursuant to the applicable provision of this Indenture, and, thereafter, "Depository" shall mean or include such successor.

               "Disqualified Stock" means any Equity Interest that (i) either by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) is or upon the happening of an event (other than pursuant to gaming law requirements) would be required to be redeemed or repurchased prior to the final stated maturity of the Notes or is redeemable at the option of the holder thereof at any time prior to such final stated maturity or (ii) is convertible into or exchangeable at the option of the issuer thereof or any other Person for debt securities.

               "DTC" means The Depository Trust Company.

               "Eligible Credit Facility" means a credit facility (and any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith) that (i) has terms and collections (including with respect to applicable interest rates and fees) customary for similar facilities extended to borrowers comparable to the Company, (ii) does not permit the Company to incur Indebtedness under all Eligible Credit Facilities in the aggregate at any time outstanding in excess of $15 million in principal amount, up to $10 million of which may be used for working capital purposes and up to $5 million of which may be used solely to finance capital expenditures at Fitzgeralds Black Hawk, and
(iii) may be secured by certain assets of the Company and its Subsidiaries, subject to the terms and conditions of the Intercreditor Agreement.

               "Equity Interests" means Capital Stock or warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

               "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               "Exchange Offer" means the offer that may be made by the Company pursuant to the Registration Rights Agreement to exchange Series B Notes for Series A Notes.

               "Existing Equity Holder" means Philip D. Griffith.

               "FAMI" means Fitzgeralds Arizona Management, Inc., a Nevada corporation.

               "FI" means Fitzgeralds, Inc., a Nevada corporation.

               "Fitzgeralds Black Hawk" means Fitzgeralds Casino located in Black Hawk, Colorado.

               "Fitzgeralds Las Vegas" means Fitzgeralds Casino Hotel located in downtown Las Vegas, Nevada.

               "Fitzgeralds Reno" means Fitzgeralds Casino Hotel located in Reno, Nevada.

               "Fitzgeralds Tunica" means Fitzgeralds Casino Hotel located in Tunica, Mississippi.

               "FLVI" means Fitzgeralds Las Vegas, Inc., a Nevada corporation.

               "FNYI" means Fitzgeralds New York, Inc., a New York corporation.

               "FRI" means Fitzgeralds Reno, Inc., a Nevada corporation.

               "FSI" means Fitzgeralds South, Inc., a Nevada corporation.

               "gaap" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession, and in the rules and regulations of the Commission.

               "GAAP" means gaap as in effect on the date of this Indenture.

               "Gaming Authority" means any agency, authority, board, bureau, commission, department, office or instrumentality of any nature whatsoever of the United States of America or foreign government, any state, province or any city or other political subdivision, whether now or hereafter existing, or any officer or official thereof, including without limitation, the Nevada Gaming Commission, the Nevada State Gaming Control Board, the Colorado Limited Gaming Control Commission, the Mississippi Gaming Commission and any other agency with authority to regulate any gaming operation (or proposed gaming operation) owned, managed or operated by the Company or any of its Subsidiaries.

               "Gaming License" means every material license, franchise or other approval or authorization on the date of the Indenture or thereafter required to own, lease, operate or otherwise conduct gaming in any jurisdiction in which the Company or any of its Subsidiaries conducts or proposes in good faith to conduct gaming business, including any applicable liquor licenses.

               "Global Note" means any Note that contains the paragraph referred to in footnote 1 and the additional schedule referred to in footnote 3 in the form of the Note attached hereto as Exhibit A.

               "Guarantee" means any guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including, without limitation, letters of credit and reim-bursement agreements in respect thereof), of all or any part of any Indebtedness or other obligation. "Guarantee," when used as a verb, has a correlative meaning.

               "Guarantor" means any Restricted Subsidiary that has executed and delivered in accordance with this Indenture an unconditional and irrevocable Guarantee of the Company's obligations under the Notes on a senior secured basis and such Person's successors and assigns.

               "Hedging Obligations" means, with respect to any Person, the obligations of such Person under (i) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements and (ii) other agreements or arrangements designed to protect such Person against fluctuations in interest rates.

               "Holder" means a Person in whose name a Note is registered.

               "Indebtedness" of any Person means (without duplication) (1) all liabilities and obligations, contingent or otherwise, of such Person (i) in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), (ii) evidenced by bonds, debentures, notes or other similar instruments, (iii) representing the deferred purchase price of property or services (other than liabilities incurred in the ordinary course of business which are not more than 90 days past due),
(iv) created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (v) as lessee under capitalized leases, (vi) under bankers' acceptance and letter of credit facilities, (vii) to purchase, redeem, retire, defease or otherwise acquire for value any Disqualified Stock, or (viii) in respect of Hedging Obligations, (2) all Indebtedness of others that is Guaranteed by such Person, and (3) all Indebtedness of others that is secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person; provided, that the amount of such Indebtedness shall (to the extent such Person has not assumed or become liable for the payment of such Indebtedness in full) be the lesser of (x) the fair market value of such property at the time of determination and (y) the amount of such Indebtedness. The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and the maximum liability, upon the occurrence of the contingency giving rise to the obligation, of any contingent obligations at such date.

               "Indenture" means this Indenture as amended or supplemented from time to time.

               "Initial Purchasers" means Jefferies & Company, Inc. and Merrill Lynch, Pierce Fenner & Smith Incorporated.

               "Intercreditor Agreement" means that certain Intercreditor Agreement among the Trustee and one or more Lenders, substantially in the form attached hereto as Exhibit D, which may be entered into after the Issue Date, as amended or supplemented from time to time.

               "Interest Coverage Ratio" means, for any period, the ratio of (i) Consolidated EBITDA of the Company for such period, over (ii) Consolidated Interest Expense of the Company for such period. In calculating the Interest Coverage Ratio for any period, pro forma effect shall be given to: (a) the incurrence, assumption, guarantee, repayment, repurchase, redemption or retirement by the Company or any of its Subsidiaries of any Indebtedness subsequent to the commencement of the period for which the Interest Coverage Ratio is being calculated but on or prior to the date on which the event for which the calculation is being made, as if the same had occurred at the beginning of the applicable period; and (b) the occurrence of any Asset Sale during such period by reducing Consolidated EBITDA for such period by an amount equal to the Consolidated EBITDA (if positive) directly attributable to the assets sold and by reducing Consolidated Interest Expense by an amount equal to the Consolidated Interest Expense directly attributable to any Indebtedness assumed by third parties or repaid with the proceeds of such Asset Sale, in each case as if the same had occurred at the beginning of the applicable period. For purposes of making the computation referred to above, acquisitions that have been made by the Company or any of its Restricted Subsidiaries, including all mergers and consolidations, subsequent to the commencement of such period but on or prior to the date on which the event for which the calculation is being made shall be calculated on a pro forma basis, assuming that all such acquisitions, mergers and consolidations had occurred on the first day of such period. Without limiting the foregoing, the financial information of the Company with respect to any portion of such four fiscal quarters that falls before the Issue Date shall be adjusted to give pro forma effect to the issuance of the Notes and the application of the proceeds therefrom as if they had occurred at the beginning of such four fiscal quarters.

               "Investments" means, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the forms of loans, Guarantees, advances or capital contributions (excluding (i) commission, travel and similar advances to officers and employees of such Person made in the ordinary course of business and (ii) bona fide accounts receivable arising from the sale of goods or services in the ordinary course of business consistent with past practice), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities, and any other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP.

               "Issue Date" means the date upon which the Series A Notes are first issued.

               "Legal Holiday" means a Saturday, a Sunday or a day on which banking institutions in the City of New York or at a place of payment are authorized by law, regulation or executive order to remain closed.

               "Lender" means a Person that is not an Affiliate of the Company and is a lender under an Eligible Credit Facility or under an instrument governing the Permitted Tunica Debt.

               "Lien" means any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

               "Liquidated Damages" has the meaning set out in the Registration Rights Agreement.

               "NCI" means Nevada Club Inc., a Nevada corporation.

               "Net Income" means, with respect to any Person for any period, the net income (loss) of such Person for such period, determined in accordance with GAAP, excluding (i) any gain or loss, together with any related provision for taxes on such gain or loss, realized in connection with any Asset Sales and dispositions pursuant to sale and leaseback transactions, and (ii) any extraordinary gain or loss, together with any related provision for taxes on such gain or loss.

               "Net Proceeds" means the aggregate proceeds received in the form of cash or Cash Equivalents in respect of any Asset Sale (including payments in respect of deferred payment obligations when received), net of (i) the reasonable and customary direct out-of-pocket costs relating to such Asset Sale (including, without limitation, legal, accounting and investment banking fees and sales commissions), other than any such costs payable to an Affiliate of the Company, (ii) taxes actually payable directly as a result of such Asset Sale (after taking into account any available tax credits or deductions (to the extent reasonably allocable thereto) and any tax sharing arrangements), (iii) amounts required to be applied to the permanent repayment of Indebtedness in connection with such Asset Sale, and (iv) appropriate amounts provided as a reserve by the Company or any Restricted Subsidiary, in accordance with GAAP, against any liabilities associated with such Asset Sale and retained by the Company or such Restricted Subsidiary, as the case may be, after such Asset Sale, including, without limitation, as applicable, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations arising from such Asset Sale.

               "Non-Recourse Indebtedness" means Indebtedness of a Restricted Subsidiary as to which none of the Company or any of its Restricted Subsidiaries, other than the Restricted Subsidiary that is the obligor of such Indebtedness, provides any credit support or is directly or indirectly liable for the payment of principal or interest thereof and a default with respect to which would not entitle any party to cause any other Indebtedness of the Company or any other Restricted Subsidiary to be accelerated.

               "Notes" means, collectively, the Series A Notes and the Series B Notes.

               "Obligations" means any principal, interest, premiums, penalties, fees, indemnifications, reimbursements, damages and other obligations and liabilities of the Company or any of the Restricted Subsidiaries under this Indenture, the Security Documents, the Notes or the Guarantees of the Notes.

               "Officers" means the Chairman of the Board, the President, the Chief Financial Officer, Chief Operating Officer, the Treasurer, any Assistant Treasurer, Controller, Secretary, any Assistant Secretary or Senior Vice President of the Company.

               "Officers' Certificate" means a certificate signed on behalf of the Company by two Officers of the Company, one of whom must be the Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer, Treasurer, Controller or a Senior or Executive Vice President of the Company.

               "Oneida Settlement Agreement" means the settlement agreement between FNYI and the Oneida Indian Nation of New York and the related note payable to FNYI.

               "Opinion of Counsel" means an opinion from legal counsel who is reasonably acceptable to the Trustee. Such counsel may be an employee of or counsel to the Company, any Subsidiary of the Company or the Trustee.

               "Other Expenses" means cash disbursements to, or cash payments on behalf of, unconsolidated Affiliates of the Company to the extent such amounts do not reduce Consolidated EBITDA of the Company during the period made.

               "Permitted Investments" means (i) Investments in the Company or in any Guarantor (including without limitation, Guarantees of Indebtedness of any such Person), (ii) Investments in Cash Equivalents, (iii) Investments in a Person, if as a result of such Investment (a) such Person becomes a Guarantor, or (b) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Company or a Guarantor, (iv) Hedging Obligations, (v) Investments as a result of consideration received in connection with an Asset Sale made in compliance with Section 4.10 of this Indenture, (vi) Investments existing on the date of this Indenture, (vii) credit extensions to gaming customers in the ordinary course of business consistent with industry practices and (viii) Investments paid for solely with Capital Stock (other than Disqualified Stock) of the Company.

               "Permitted Liens" means:

               (i) Liens arising by reason of any judgment, decree or order of any court for an amount and for a period not resulting in an Event of Default with respect thereto, so long as such Lien is being contested in good faith and is adequately bonded, and any appropriate legal proceedings that may have been duly initiated for the review of such judgment, decree or order shall not have been finally adversely terminated or the period within which such proceedings may be initiated shall not have expired;

               (ii) security for the performance of bids, tenders, trade, contracts (other than contracts for the payment of money) or leases, surety bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business, consistent with industry practice;

               (iii) Liens (other than Liens arising under ERISA) for taxes, assessments or other governmental charges not yet due or that are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Company in accordance with gaap;

               (iv) Liens of carriers, warehousemen, mechanics, landlords, material men, repairmen or other like Liens arising by operation of law in the ordinary course of business consistent with industry practices (other than Liens arising under ERISA) and Liens on deposits made to obtain the release of such Liens if (a) the underlying obligations are not overdue for a period of more than 30 days or (b) such Liens are being contested in good faith and by appropriate proceedings and adequate reserves with respect thereto are maintained on the books of the Company in accordance with gaap;

               (v) easements, rights of way, zoning and similar restrictions and other similar encumbrances or title defects incurred in the ordinary course of business, consistent with industry practices that, in the aggregate, are not substantial in amount, and that do not in any case materially detract from the value of the property subject thereto (as such property is used by the Company or a Subsidiary) or interfere with the ordinary conduct of the business of the Company or any of its Subsidiaries; provided, that such Liens are not incurred in connection with any borrowing of money or any commitment to loan any money or to extend any credit;

               (vi) pledges or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security legislation;

               (vii) Liens securing Refinancing Indebtedness incurred in compliance with the Indenture to refinance Indebtedness secured by Liens, provided, (a) such Liens do not extend to any additional property or assets; (b) if the Liens securing the Indebtedness being refinanced were subordinated to or pari passu with the Liens securing the Notes, the Guaranty or any intercompany loan, as applicable, such new Liens are subordinated to or pari passu with such Liens to the same extent, and any related subordination or intercreditor agreement is confirmed; and (c) such Liens are no more adverse to the interests of holders of the Notes than the Liens replaced or extended thereby;

               (viii) Liens that secure Acquired Debt, provided, that such Liens do not extend to or cover any property or assets other than those of the Person being acquired and were not put in place in anticipation of such acquisition;

               (ix) Liens that secure Purchase Money Obligations or Capital Lease Obligations permitted to be incurred under the Indenture, provided that such Liens do not extend to or cover any property or assets other than those being acquired;

               (x)  Liens under the Security Documents;

               (xi) Liens in favor of the Company or any Guarantor, which are assigned to the Trustee as Collateral for the Notes or a Guaranty, as applicable;

               (xii) Liens of the Company or its Restricted Subsidiaries in existence on the Issue Date, and set forth in Schedule I hereto;

               (xiii) with respect to any vessel included in the Collateral, maritime liens for crew's wages, general average, salvage and damages arising out of maritime torts permitted to exist pursuant to the related Ship Mortgage;

               (xiv) Liens that secure Indebtedness incurred pursuant to Section 4.9(b)(i) hereof, which Liens shall not attach to any assets other than the assets financed thereby;

               (xv) Liens on assets of the Company and its Subsidiaries securing Permitted Tunica Debt; provided, that (a) the Indebtedness under outstanding Notes are equally and ratably secured by such assets and (b) the Lender thereunder and the Trustee enter into the Intercreditor Agreement; and

               (xvi) Liens securing Indebtedness of the Company under an Eligible Credit Facility; provided that the Lender thereunder and the Trustee enter into the Intercreditor Agreement.

               "Permitted Tunica Debt" means Indebtedness incurred solely to finance construction of a hotel at Fitzgeralds Tunica to be owned by the Company or any Guarantor in an aggregate principal amount not to exceed the lesser of
(i) $30 million and (ii) 80% of the total actual out-of-pocket cost of such construction (including the cost of all permits, approvals, assessments, fees and other expenses); provided, that immediately after giving effect to the incurrence of such Indebtedness, on a pro forma basis as if such transaction had occurred at the beginning of the applicable four-quarter period, the Company would be permitted to incur at least $1.00 of additional Indebtedness pursuant to the Interest Coverage Ratio test set forth in Section 4.9(a) hereof.

               "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other entity.

               "Preferred Stock" means the 800,000 shares of Cumulative Redeemable Preferred Stock, par value $0.01 per share, of Fitzgeralds Gaming Corporation, issued in December 1995.

               "Public Equity Offering" means a bona fide underwritten public offering of Qualified Capital Stock of the Company, pursuant to a registration statement filed with and declared effective by the Commission in accordance with the Securities Act.

               "Purchase Money Obligations" means Indebtedness representing, or incurred to finance, the cost (i) of acquiring any assets and (ii) of construction or build-out of facilities (including Purchase Money Obligations of any other Person at the time such other Person is merged with or into or is otherwise acquired by the Company), provided, that (a) the principal amount of such Indebtedness does not exceed 80% of such cost, including construction charges, (b) any Lien securing such Indebtedness does not extend to or cover any other asset or property other than the asset or property being so acquired and
(c) such Indebtedness is incurred, and any Liens with respect thereto are granted, within 180 days of the acquisition of such property or asset.

               "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

               "Qualified Capital Stock" means, with respect to any Person, Capital Stock of such Person other than Disqualified Capital Stock.

               "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the Issue Date, by and among the Company, the Guarantors and the Initial Purchaser as such agreement may be amended, modified or supplemented from time to time.

               "Related Business" means gaming operations and the development of games and marketing activities relating thereto conducted or proposed in good faith to be conducted by the Company or any Subsidiary and any and all materially related businesses conducted or proposed in good faith to be conducted by the Company or any Subsidiary in support of and ancillary to the foregoing.

               "Related Party" means (i) any spouse or immediate family member of the Existing Equity Holder, (ii) any trust set up for the benefit of the Existing Equity Holder or any of the Persons specified in clause (i), or (iii) in the case of the death of the Existing Equity Holder, his estate.

               "Responsible Officer" when used with respect to the Trustee, means any officer within the corporate trust department of the Trustee located at the Corporate Trust Office (or any successor group of the Trustee) or any other officer of the Trustee customarily performing functions similar to those performed by any of the designated officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

               "Restricted Investment" means any Investment other than a Permitted Investment.

               "Restricted Securities" means Notes that bear or are required to bear the legends set forth in Exhibit A hereto.

               "Restricted Subsidiary" means a Subsidiary other than an Unrestricted Subsidiary.

               "Rule 144A" means Rule 144A under the Securities Act, as such Rule may be amended from time to time, or under any similar rule or regulation hereafter adopted by the Commission.

               "Settlement Debt" means Indebtedness of FRI in an aggregate amount not to exceed $2 million issued in consideration for, and concurrently with, a dismissal with prejudice of all claims against FRI arising out of FRI's purchase and subsequent sale of Harolds Club.

               "Securities Act" means the Securities Act of 1933, as amended.

               "Security Agreement" means the Security and Pledge Agreement, dated as of the date hereof, by and among the Company and certain of the Subsidiaries, on the one hand, and the Collateral Agent on the other, as amended or supplemented from time to time.

               "Security Documents" means, collectively, the Security Agreement, the Intercreditor Agreement, any deeds of trust or mortgages, including any vessel mortgages, and any other document, instrument or agreement executed or delivered by the Company or any of its Subsidiaries from time to time pursuant to which the Company or any such Subsidiary shall grant a Lien on any of their respective properties, assets or revenues to secure payment of the Obligations hereunder and under the Notes or relating to intercreditor matters.

               "Series A Notes" means the Company's 12 1/4% Series A Senior Notes due 2004, as authenticated and issued under this Indenture.

               "Series B Notes" means the Company's 12 1/4% Series B Senior Notes due 2004, as authenticated and issued under this Indenture.

               "Ship Mortgage" means a preferred ship mortgage by the Company or any Restricted Subsidiary granting a Lien on any vessel and related personal property for the benefit of the Collateral Agent or the Collateral Agent and the Company or the Restricted Subsidiary, as applicable, as from time to time amended. Such ship mortgage shall be substantially in the form of Exhibit E, except that such form shall be modified in a manner acceptable to the Collateral Agent as required under applicable law to grant a valid Lien on such vessel of the priority required hereby.

               "Significant Casino" means any Casino that has a Casino Square Footage of at least 9,000 square feet.

               "Significant Restricted Subsidiary" means any Restricted Subsidiary (i) that, at any time, has (A) assets with a book or fair market value of $1,000,000 or more or (B) net income, for the last four full fiscal quarters for which internal financial statements are available immediately preceding such time, of $250,000 or more, or (ii) in which the Company and the Restricted Subsidiaries have made Investments aggregating $250,000 or more. Notwithstanding the foregoing, neither FAMI nor FNYI shall be a Significant Restricted Subsidiary so long as it is not a Wholly Owned Subsidiary.

               "subsidiary" means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Voting Stock thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other subsidiaries of that Person or a combination thereof and (ii) any partnership in which such Person or any of its subsidiaries is a general partner.

               "Subsidiary" means any subsidiary of the Company.

               "TIA" means the Trust Indenture Act of 1939 (15 U.S.C.
Sections 77aaa-77bbbb), as amended, as in effect on the date hereof until such time as this Indenture is qualified under the TIA, and thereafter as in effect on the date on which this Indenture is qualified under the TIA, unless the context requires reference thereto as in effect from time to time.

               "transfer" means any direct or indirect sale, assignment, transfer, lease, conveyance, or other disposition (including, without limitation, by way of merger or consolidation).

               "Trustee" means the party named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor serving hereunder.

               "Tunica Road" means that certain road connecting Fitzgeralds Tunica to Highway 304 in Tunica, Mississippi.

               "Unrestricted Subsidiary" means NCI and any Subsidiary of the Company that, at or prior to the time of determination, shall have been designated by the Board of Directors of the Company (by written notice to the Trustee as provided below) as an Unrestricted Subsidiary; provided that such Subsidiary (i) is not a Subsidiary in existence on the Issue Date, (ii) does not hold any Indebtedness or Capital Stock of, or any Lien on any assets of, the Company or any Restricted Subsidiary, and (iii) does not own or operate or possess any material asset license, franchise or right used in connection with the ownership or operation of any material portion of Fitzgeralds Las Vegas, Fitzgeralds Reno, Fitzgeralds Tunica or Fitzgeralds Black Hawk. The Company shall be deemed to make an Investment in each Subsidiary designated as an Unrestricted Subsidiary immediately following such designation in an amount equal to the Investment in such Subsidiary and its subsidiaries immediately prior to such designation; provided, that if such Subsidiary is subsequently redesignated as a Restricted Subsidiary, the amount of such Investment shall be deemed to be reduced (but not below zero) by the fair market value of the net consolidated assets of such Subsidiary on the date of such redesignation.

               If, at any time, any Unrestricted Subsidiary would fail to meet the foregoing requirements as an Unrestricted Subsidiary, it shall thereafter cease to be an Unrestricted Subsidiary for purposes of the Indenture and any indebtedness of such Subsidiary shall be deemed to be incurred by a Restricted Subsidiary of the Company as of such date.

               The Board of Directors of the Company may at any time (by written notice to the Trustee as provided below) designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided, that such designation shall be deemed to be an incurrence of Indebtedness by a Restricted Subsidiary of the Company of any outstanding Indebtedness of such Unrestricted Subsidiary and such designation shall only be permitted if (i) such Indebtedness is permitted under
Section 4.9(a) hereof calculated on a pro forma basis as if such designation had occurred at the beginning of the four-quarter reference period, and (ii) no Default or Event of Default would be in existence following such designation.

               Any designation by the Board of Directors permitted by this definition shall be evidenced to the Trustee by filing with the Trustee a certified copy of the Board resolution giving effect to such designation and an Officers' Certificate certifying that such designation complies with the foregoing conditions and is permitted by Section 4.9(a) hereof.

               "U.S. Government Obligations" means direct obligations of the United States of America, or any agency or instrumentality thereof for the payment of which the full faith and credit of the United States of America is pledged.

               "Voting Stock" means, with respect to any Person, (i) one or more classes of the Capital Stock of such Person having general voting power to elect at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time Capital Stock of any other class or classes have or might have voting power by reason of the happening of any contingency) and (ii) any Capital Stock of such Person convertible or exchangeable without restriction at the option of the holder thereof into Capital Stock of such Person described in clause (i) above.

               "Weighted Average Life to Maturity" means, when applied to any Indebtedness at any date, the number of years (rounded to the nearest one-twelfth) obtained by dividing (i) the then outstanding principal amount of such Indebtedness into (ii) the total of the product obtained by multiplying (x) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (y) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment.

               "Wholly Owned Subsidiary" means a Restricted Subsidiary all the Capital Stock of which (other than directors' qualifying shares) is owned by the Company or one or more Wholly Owned Subsidiaries.

Section 1.2.  Other Definitions.

                                                            Defined in
            Term                                             Section
            ----                                             -------
        "Affiliate Transaction"............................    4.11
        "Change of Control Offer"..........................    4.14
        "Change of Control Payment"........................    4.14
        "Change of Control Payment Date"...................    4.14
        "Covenant Defeasance"..............................    8.3
        "Definitive Notes".................................    2.1
        "Event of Default".................................    6.1
        "Excess Proceeds"..................................    4.10


        "Excess Proceeds Offer"............................    4.10
        "Excess Proceeds Offer Period".....................    4.10
        "Excess Proceeds Payment Date".....................    4.10
        "Guaranty".........................................    10.7
        "Legal Defeasance".................................    8.2
        "Paying Agent".....................................    2.3
        "Purchase Amount"..................................    4.10
        "Refinance"........................................    4.9(b)
        "Refinancing Indebtedness".........................    4.9(b)
        "Registrar"........................................    2.3
        "Regulatory Redemption"............................    3.8
        "Regulatory Redemption Offer Price"................    3.8
        "Restricted Payments"..............................    4.7

Section 1.3.  Incorporation by Reference of Trust Indenture Act.

               Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

               The following TIA terms used in this Indenture have the following meanings:

        "indenture securities" means the Notes;

        "indenture security holder" means a Holder of a Note;

        "indenture to be qualified" means this Indenture;

        "indenture trustee" or "institutional trustee" means the Trustee;

        "obligor" on the Notes means the Company, the Guarantors and any successor obligor upon the Notes.

               All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute, or defined by Commission rule under the TIA have the meanings so assigned to them.

Section 1.4.  Rules of Construction.

               Unless the context otherwise requires:

        (1) a term has the meaning assigned to it;

        (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

        (3) "or" is not exclusive;

        (4) words in the singular include the plural, and in the plural include the singular; and

        (5) provisions apply to successive events and transactions.


                                    ARTICLE 2
                                    THE NOTES

Section 2.1.  Form and Dating.

               The Notes and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A attached hereto, the terms of which are incorporated in and made a part of this Indenture. Each Note shall include the Guaranty executed by each of the Guarantors in the form of Exhibit C attached hereto, the terms of which are incorporated in and made a part of this Indenture. The Notes may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject or usage. Each Note shall be dated the date of its authentication. The Notes shall be issued in denominations of $1,000 and integral multiples thereof.

               The Notes will be issued (i) in global form (the "Global Notes"), substantially in the form of Exhibit A attached hereto (including the text referred to in footnotes 1 and 2 thereto) and (ii) under certain circumstances, in definitive form (the "Definitive Notes"), substantially in the form of Exhibit A attached hereto (excluding the text referred to in footnotes 1 and 2 thereto). Each Global Note shall represent the aggregate amount of outstanding Notes from time to time endorsed thereon; provided, that the aggregate amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Trustee, in accordance with instructions given by the Holder thereof, as required by Section
2.6 hereof.

Section 2.2.  Execution and Authentication.

               Two Officers shall sign the Notes for the Company by manual or facsimile signature. If an Officer whose signature is on a Note no longer holds that office at the time the Note is authenticated, the Note shall nevertheless be valid.

               A Note shall not be valid until authenticated by the manual signature of the Trustee. The signature of the Trustee shall be conclusive evidence that the Note has been authenticated under this Indenture. The form of Trustee's certificate of authentication to be borne by the Notes shall be substantially as set forth in Exhibit A attached hereto.

               The Trustee shall, upon a Company Order, authenticate for original issue up to $255,000,000 aggregate principal amount of the Notes. The aggregate principal amount of Notes outstanding at any time may not exceed $255,000,000, except as provided in Section 2.7 hereof.

               The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Notes. Unless limited by the terms of such appointment, an authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authenticating by the Trustee includes authenticating by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate of the Company.

               The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving payment of principal of and (subject to the provisions of this Indenture and the Notes with respect to record dates) interest on such Note and for all other purposes whatsoever, whether or not such
Note is overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

Section 2.3.  Registrar, Paying Agent and Depository.

               The Company shall maintain (i) an office or agency where Notes may be presented for registration of transfer or for exchange ("Registrar") and
(ii) an office or agency where Notes may be presented for payment ("Paying Agent"). The Company initially appoints the Trustee as Registrar and Paying Agent. The Registrar shall keep a register of the Notes and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term "Registrar" includes any co-registrar and the term "Paying Agent" includes any additional paying agent. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Company or any of its Subsidiaries may act as Paying Agent or Registrar, except that for purposes of Articles Three and Eight and Sections 4.1, 4.10 and 4.14, neither the Company nor any of its Subsidiaries shall act as Paying Agent.

               The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture, which shall incorporate the provisions of the TIA. The agreement shall implement the provisions of this Indenture that relate to such Agent.

               The Company initially appoints DTC to act as Depository with respect to the Global Notes. The Trustee shall act as custodian for the Depository with respect to the Global Notes.

Section 2.4.  Paying Agent to Hold Money in Trust.

               The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent shall hold in trust for the benefit of the Holders or the Trustee all money held by the Paying Agent for the payment of principal, premium, if any, or interest on the Notes and shall notify the Trustee in writing of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company or a Subsidiary of the Company) shall have no further liability for the money delivered to the Trustee. If the Company or a Subsidiary of the Company acts as Paying Agent (subject to Section 2.3), it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.

Section 2.5.  Holder Lists.

               The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders and shall otherwise comply with TIA Section 312(a). If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least seven Business Days before each interest payment date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders, including the aggregate principal amount thereof, and the Company shall otherwise comply with TIA Section 312(a).

Section 2.6.  Transfer and Exchange.

               (a) Transfer and Exchange of Definitive Notes. When Definitive Notes are presented by a Holder to the Registrar with a request (1) to register the transfer of the Definitive Notes or (2) to exchange such Definitive Notes for an equal principal amount of Definitive Notes of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met; provided, that the Definitive Notes so presented (A) have been duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by his attorney, duly authorized in writing; and (B) in the case of a Restricted Security, such request shall be accompanied by the following additional documents:

               (i) if such Restricted Security is being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification to that effect (in substantially the form of Exhibit B attached hereto); or

               (ii) if such Restricted Security is being transferred to a QIB in accordance with Rule 144A or pursuant to an effective registration statement under the Securities Act, a certification to that effect (in substantially the form of Exhibit B attached hereto); or

               (iii) if such Restricted Security is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (in substantially the form of Exhibit B attached hereto) and an opinion of counsel reasonably acceptable to the Company and the Registrar to the effect that such transfer is in compliance with the Securities Act.

               (b) Transfer of a Definitive Note for a Beneficial Interest in a Global Note. A Definitive Note may be exchanged for a beneficial interest in a Global Note only upon receipt by the Trustee of a Definitive Note, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with:

               (i) written instructions directing the Trustee to make an endorsement on the appropriate Global Note to reflect an increase in the aggregate principal amount of the Notes represented by such Global Note, and

               (ii) if such Definitive Note is a Restricted Security, a certification (in substantially the form of Exhibit B attached hereto) and, if applicable, a legal opinion, in each case similar to that required pursuant to Section 2.6(a)(i)-(iii), as applicable;

in which case the Trustee shall cancel such Definitive Note and cause the aggregate principal amount of Notes represented by the appropriate Global Note to be increased accordingly. If no Global Note is then outstanding, the Company shall issue and the Trustee shall authenticate a new Global Note in the appropriate principal amount.

               (c) Transfer and Exchange of Global Notes. The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Depository in accordance with this Indenture and the procedures of the Depository therefor, which shall include restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act.

               (d) Transfer of a Beneficial Interest in a Global Note for a Definitive Note. Upon receipt by the Trustee of written transfer instructions (or such other form of instructions as is customary for the Depository), from the Depository (or its nominee) on behalf of any Person having a beneficial interest in a Global Note, the Trustee shall, in accordance with the standing instructions and proce-dures existing between the Depository and the Trustee, cause the aggregate principal amount of Global Notes to be reduced accordingly and, following such reduction, the Company shall execute and the Trustee shall authenticate and deliver to the transferee a Definitive Note in the appropriate principal amount; provided, that in the case of a Restricted Security, such instructions shall be accompanied by the following additional documents:

               (i) if such beneficial interest is being transferred to the Person designated by the Depository as being the beneficial owner, a certification to that effect (in substantially the form of Exhibit B attached hereto); or

               (ii) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A or pursuant to an effective registration statement under the Securities Act, a certification to that effect (in substantially the form of Exhibit B attached hereto); or

               (iii) if such beneficial interest is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (in substantially the form of Exhibit B attached hereto) and an opinion of counsel reasonably acceptable to the Company and to the Registrar to the effect that such transfer is in compliance with the Securities Act.

               Definitive Notes issued in exchange for a beneficial interest in a Global Note shall be registered in such names and in such authorized denominations as the Depository shall instruct the Trustee.

               (e) Transfer and Exchange of Global Notes. Notwithstanding any other provision of this Indenture, the Global Note may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository; provided, that if:

               (i) the Depository notifies the Company that the Depository is unwilling or unable to continue as Depository and a successor Depository is not appointed by the Company within 90 days after delivery of such notice; or

               (ii) the Company, at its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of Definitive Notes under this Indenture,

then the Company shall execute and the Trustee shall authenticate and deliver, Definitive Notes in an aggregate principal amount equal to the aggregate principal amount of the Global Note in exchange for such Global Note.

               (f) Cancellation and/or Adjustment of Global Notes. At such time as all beneficial interests in the Global Note have either been exchanged for Definitive Notes, redeemed, repurchased or cancelled, the Global Note shall be returned to (or retained by) and cancelled by the Trustee. At any time prior to such cancellation, if any beneficial interest in the Global Note is exchanged for Definitive Notes, redeemed, repurchased or cancelled, the aggregate principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note by the Trustee to reflect such reduction.

               (g) General Provisions Relating to Transfers and Exchanges. To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Definitive Notes and Global Notes at the Registrar's request. All Definitive Notes and Global Notes issued upon any registration of transfer or exchange of Definitive Notes or Global Notes shall be legal, valid and binding obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Definitive Notes or Global Notes surrendered upon such registration of transfer or exchange.

               No service charge shall be made to a Holder for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange (without transfer to another person) pursuant to Sections 2.10, 3.7, 4.10, 4.14 and 9.5 of this Indenture).

               The Company shall not be required to (i) issue, register the transfer of or exchange Notes during a period beginning at the opening of business 15 days before the day of any selection of Notes for redemption under
Section 3.2 hereof and ending at the close of business on the day of selection; or (ii) register the transfer of or exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part; or (iii) register the transfer of or exchange a Note between a record date and the next succeeding interest payment date.

               Prior to due presentment for the registration of a transfer of any Note, the Trustee, any Agent and the Company may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for all purposes, and neither the Trustee, any Agent nor the Company shall be affected by notice to the contrary.

               (h) Exchange of Series A Notes for Series B Notes. The Series A Notes may be exchanged for Series B Notes pursuant to the terms of the Exchange Offer. The Trustee and Registrar shall make the exchange as follows:

               The Company shall present the Trustee with an Officers' Certificate certifying the following:

               (A) upon issuance of the Series B Notes, the transactions contemplated by the Exchange Offer have been consummated; and

               (B) the principal amount of Series A Notes properly tendered in the Exchange Offer that are represented by a Global Note and the principal amount of Series A Notes properly tendered in the Exchange Offer that are represented by Definitive Notes; the name of each Holder of such Definitive Notes; the principal amount properly tendered in the Exchange Offer by each such Holder; and the name and address to which Definitive Notes for Series B Notes shall be registered and sent for each such Holder.

               The Trustee, upon receipt of (i) such Officers' Certificate, (ii) an Opinion of Counsel (x) to the effect that the Series B Notes have been registered under Section 5 of the Securities Act and this Indenture has been qualified under the TIA and (y) with respect to the matters set forth in Section 6(p) of the Registration Rights Agreement and (iii) a Company Order, shall authenticate (A) a Global Note for Series B Notes in aggregate principal amount equal to the aggregate principal amount of Series A Notes represented by a Global Note indicated in such Officers' Certificate as having been properly tendered and (B) Definitive Notes representing Series B Notes registered in the names of, and in the principal amounts indicated in such Officers' Certificate.

               The Trustee shall make available for delivery such Definitive Notes for Series B Notes to the Holders thereof as indicated in such Officers' Certificate.

Section 2.7.  Replacement Notes.

               If any mutilated Note is surrendered to the Trustee, or the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Note, the Company shall issue and the Trustee shall authenticate a replacement Note if the Trustee's requirements for replacements of Notes are met. If required by the Trustee or the Company, an indemnity bond must be supplied by the Holder that is sufficient in the judgment of the Trustee and the Company to protect the Company, the Trustee, any Agent or any authenticating agent from any loss that any of them may suffer if a Note is replaced. The Company or the Trustee may charge for its expenses in replacing a Note.

               Every replacement Note is an obligation of the Company and shall be entitled to all of the benefits of this Indenture equally and proportionately with all other Notes duly issued hereunder.

Section 2.8.  Outstanding Notes.

               The Notes outstanding at any time are all the Notes authenticated by the Trustee except for those cancelled by it, those delivered to it for cancellation, those reductions in the interest in a Global Note effected by the Trustee in accordance with the provisions hereof, and those described in this Section as not outstanding.

               If a Note is replaced pursuant to Section 2.7 hereof, the replaced Note ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser.

               If the principal amount of any Note is considered paid under
Section 4.1 hereof, it ceases to be outstanding and interest on it ceases to accrue.

               Subject to Section 2.9 hereof, a Note does not cease to be outstanding because the Company or an Affiliate of the Company holds the Note.

Section 2.9.  Treasury Notes.

               In determining whether the Holders of the required principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Company or any Affiliate of the Company shall be considered as though not outstanding, except that for purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes that a Trustee knows to be so owned shall be considered as not outstanding.

Section 2.10.  Temporary Notes.

               Pending the preparation of definitive Notes, the Company (and the Guarantors) may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Notes that are printed, lithographed, typewritten, mimeographed or otherwise reproduced, in any authorized denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as conclusively evidenced by their execution of such Notes.

               If temporary Notes are issued, the Company (and the Guarantors) shall cause definitive Notes to be prepared without unreasonable delay. The definitive Notes shall be printed, lithographed or engraved, or provided by any combination thereof, or in any other manner permitted by the rules and regulations of any principal national securities exchange, if any, on which the Notes are listed, all as determined by the Officers executing such definitive Notes. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at the office or agency maintained by the Company for such purpose pursuant to Section
4.2 hereof, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Company (and the Guarantors) shall execute, and the Trustee shall authenticate and make available for delivery, in exchange therefor the same aggregate principal amount of definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.

Section 2.11.  Cancellation.

               The Company at any time may deliver Notes to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange or payment and not previously received by the Trustee. The Trustee and no one else shall cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall retain or destroy cancelled Notes in accordance with its normal practices (subject to the record retention requirement of the Exchange Act) unless the Company directs them to be returned to it. The Company may not issue new Notes to replace Notes that have been redeemed or paid or that have been delivered to the Trustee for cancellation. All such Notes cancelled by the Trustee and returned to the Company pursuant to a written order, signed by one Officer of the Company.

Section 2.12.  Defaulted Interest.

               If the Company defaults in a payment of interest on the Notes, it shall pay the defaulted interest in any lawful manner plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date, which date shall be at the earliest practicable date but in all events at least ten Business Days prior to the payment date, in each case at the rate provided in the Notes and in Section 4.1 hereof. The Company shall, with the consent of the Trustee, fix or cause to be fixed each such special record date and payment date. At least 30 days before the special record date, the Company (or the Trustee, in the name of and at the expense of the Company, upon 15 days written notice to the Trustee) shall mail to the Holders a notice that states the special record date, the related payment date and the amount of such interest to be paid.

Section 2.13.  Legends.

               (a) Except as permitted by subsections (b) or (c) hereof, each Note shall bear legends relating to restrictions on transfer pursuant to the securities laws in substantially the form set forth on Exhibit A attached hereto.

               (b) Upon any sale or transfer of a Restricted Security (including any Restricted Security represented by a Global Note) pursuant to Rule 144 under the Securities Act or pursuant to an effective registration statement under the Securities Act:

               (i) in the case of any Restricted Security that is a Definitive Note, the Registrar shall permit the Holder thereof to exchange such Restricted Security for a Definitive Note that does not bear the legends required by subsection (a) above; and

               (ii) in the case of any Restricted Security represented by a Global Note, such Restricted Security shall not be required to bear the legends required by subsection (a) above, but shall continue to be subject to the provisions of Section 2.6(c) hereof; provided, that with respect to any request for an exchange of a Restricted Security that is represented by a Global Note for a Definitive Note that does not bear the legends required by subsection (a) above, which request is made in reliance upon Rule 144, the Holder thereof shall certify in writing to the Registrar that such request is being made pursuant to Rule 144.

               (c) The Company (and the Guarantors) shall issue and the Trustee shall authenticate Series B Notes in exchange for Series A Notes accepted for exchange in the Exchange Offer. The Series B Notes shall not bear the legends required by subsection (a) above unless the Holder of such Series A Notes is either (A) a broker-dealer who purchased such Series A Notes directly from the Company to resell pursuant to Rule 144A or any other available exemption under the Securities Act, (B) a Person participating in the distribution of the Series A Notes or (C) a Person who is an affiliate (as defined in Rule 144A) of the Company.


                                    ARTICLE 3
                                   REDEMPTION

Section 3.1.  Notices to Trustee.

               If the Company elects to redeem Notes pursuant to Section 3.7 hereof, it shall furnish to the Trustee, at least 30 days but not more than 60 days before a redemption date, an Officers' Certificate setting forth (i) the clause of Section 3.7 pursuant to which the redemption shall occur, (ii) the redemption date, (iii) the principal amount of Notes to be redeemed and (iv) the redemption price.

Section 3.2.  Selection of Notes to Be Redeemed.

               If less than all the Notes are to be redeemed pursuant to Section
3.7 hereof, the Trustee shall select the Notes to be redeemed in compliance with the requirements of the principal national securities exchange, if any, on which the Notes are listed, or, if the Notes are not so listed, pro rata, by lot or by such method as the Trustee deems to be fair and reasonable.

               The Trustee shall promptly notify the Company in writing of the Notes selected for redemption and, in the case of any Note selected for partial redemption, the principal amount thereof to be redeemed. Notes and portions of Notes selected shall be in amounts of $1,000 or whole multiples of $1,000. Provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption.

Section 3.3.  Notice of Redemption.

               At least 30 days but not more than 60 days before a redemption date, the Company shall mail a notice of redemption by first class mail to each Holder whose Notes are to be redeemed at such Holder's registered address.

               The notice shall identify the Notes to be redeemed and shall state:

                      (1) the redemption date;

                      (2) the redemption price;

                      (3) if any Note is being redeemed in part only, the portion of the principal amount of such Note to be redeemed and that, after the redemption date, upon cancellation of the original Note, a new Note or Notes in principal amount equal to the unredeemed portion shall be issued;

                      (4)  the name and address of the Paying Agent;

                      (5) that Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price;

                      (6) that, unless the Company defaults in making such redemption payment, interest on Notes or portions of Notes called for redemption ceases to accrue on and after the redemption date;

                      (7) the paragraph of the Notes and/or the section of this Indenture pursuant to which the Notes called for redemption are being redeemed; and

                      (8) the CUSIP number of the Notes to be redeemed.

               At the Company's request, the Trustee shall give the notice of redemption in the name of the Company and at its expense; provided that the Company shall deliver to the Trustee, at least 45 days (unless a shorter period is acceptable to the Trustee) prior to the redemption date, an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph.

Section 3.4.  Effect of Notice of Redemption.

               Once notice of redemption has been mailed to the Holders in accordance with Section 3.3 herein, Notes called for redemption become due and payable on the redemption date at the redemption price. At any time prior to the mailing of a notice of redemption to the Holders pursuant to Section 3.3, the Company may withdraw, revoke or rescind any notice of redemption delivered to the Trustee without any continuing obligation to redeem the Notes as contemplated by such notice of redemption.

Section 3.5.  Deposit of Redemption Price.

               At or before 12:00 p.m. immediately prior to the redemption date, the Company shall deposit with the Trustee (to the extent not already held by the Trustee) or with the Paying Agent money in immediately available funds sufficient to pay the redemption price of and accrued interest on all Notes to be redeemed on that date. The Trustee or the Paying Agent shall return to the Company any money deposited with the Trustee or the Paying Agent by the Company in excess of the amounts necessary to pay the redemption price of, and accrued interest on, all Notes to be redeemed.

               Interest on the Notes to be redeemed shall cease to accrue on the applicable redemption date, whether or not such Notes are presented for payment, if the Company makes or deposits the redemption payment in accordance with this
Section 3.5. If any Note called for redemption shall not be paid upon surrender for redemption because of the failure of the Company to comply with the preceding paragraph, interest shall be paid on the unpaid principal, from the redemption date until such principal is paid, and to the extent lawful on any interest not paid on such unpaid principal, in each case at the rate provided in the Notes.

Section 3.6.  Notes Redeemed in Part.

               Upon surrender of a Note that is redeemed in part, the Company shall issue and the Trustee shall authenticate for the Holder at the expense of the Company a new Note equal in principal amount to the unredeemed portion of the Note surrendered.

Section 3.7.  Optional Redemption.

               (a) Except as set forth in Sections 3.7(b) and 3.8 hereof, the Notes are not redeemable at the Company's option prior to December 15, 2001. Thereafter, the Notes will be subject to redemption at the option of the Company, in whole or in part, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest thereon, if any, to the applicable redemption date, if redeemed during the 12-month period beginning on December 15 of the years indicated below:

               Year                         Percentage
               ----                         ----------
               2001.........................106.250%
               2002.........................104.166%
               2003 ........................102.083%
               2004 ........................100.000%

               (b) At any time or from time to time prior to December 15, 2001, the Company may, at its option, redeem up to 35% of the original principal amount of the Notes, at a redemption price of 112.5% of the principal amount thereof, plus accrued and unpaid interest, if any, to the applicable redemption date, with the net cash proceeds of one or more Public Equity Offerings; provided, that (a) such redemption shall occur within 90 days of the date of closing of such public offering and (b) at least $133,250,000 aggregate principal amount of Notes remains outstanding immediately after giving effect to each such redemption.

Section 3.8.  Redemption in Accordance with Gaming Laws.

               Each Holder and beneficial owner of the Notes, by accepting the Notes, shall be deemed to have agreed (to the extent permitted by applicable law) that if the Gaming Authority of any jurisdiction in which the Company or any of its Subsidiaries conducts or proposes to conduct gaming requires that a Person who is a Holder or a beneficial owner of any of the Notes must be licensed or found suitable under applicable gaming laws, such Holder or beneficial owner shall apply for a license or a finding of suitability within the required time period. If such Person fails to apply or become licensed or is found unsuitable, the Company shall have the right, at its option, (i) to require such Person to dispose of its Notes or beneficial interest therein within 30 days of receipt of notice of the Company's election or such earlier date as may be ordered by such Gaming Authority, or (ii) to redeem such Notes (a "Regulatory Redemption") at a price of the lesser of (a) such Person's cost and
(b) 100% of the principal amount thereof, plus accrued and unpaid interest to the earlier of the date of redemption and the date of the finding of unsuitability (the "Regulatory Redemption Offer Price"), which may be less than 30 days following the notice of redemption if so ordered by the Gaming Authority. The Holder or beneficial owner applying for a license or finding of suitability must pay all costs of the licensure or investigation for such finding.


                                    ARTICLE 4
                                    COVENANTS

Section 4.1.  Payment of Notes.

               The Company shall pay the principal and premium, if any, of, and interest on, the Notes on the dates and in the manner provided in the Notes. Principal, premium, if any, and interest shall be considered paid on the date due if the Paying Agent, other than the Company or a Subsidiary of the Company, holds on or before that date money deposited by the Company in immediately available funds and designated for and sufficient to pay all principal, premium, if any, and interest then due. Such Paying Agent shall return to the Company, no later than three Business Days following the date of payment, any money that exceeds such amount of principal, premium, if any, and interest then due and payable on the

Notes. The Company shall pay any and all amounts, including, without limitation, Liquidated Damages, if any, on the dates and in the manner required under the Registration Rights Agreement.

               The Company shall pay interest (including post-petition interest) on overdue principal at the rate equal to 1% per annum in excess of the then applicable interest rate on the Notes to the extent lawful; it shall pay interest (including post-petition interest) on overdue installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful.

Section 4.2.  Maintenance of Office or Agency.

               The Company shall maintain an office or agency (which may be an office of the Trustee, Registrar or co-registrar) in the Borough of Manhattan, the City of New York, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee.

               The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

               The Company hereby designates the Corporate Trust Office of the Trustee as one such office or agency of the Company in accordance with Section 2.3.

Section 4.3.  Reports.

               (a) The Company shall file with the Trustee, within 15 days after the time of filing with the Commission, copies of the reports, information and other documents (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) that the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act. If the Company is not subject to the requirements of Section 13 or 15(d) of the Exchange Act, the Company shall file with the Trustee all such reports, information and other documents as it would be required to file if it were subject to the requirements of Section 13 or 15(d) of the Exchange Act, within such 15-day period. From and after the time the Company files a registration statement with the Commission with respect to the Notes, the Company shall file such information with the Commission; provided, that the Company shall not be in default of the provisions of this Section 4.3 for any failure to file reports with the Commission solely by refusal by the Commission to accept the same for filing. The Company shall deliver (or cause the Trustee to deliver) copies of all reports, information and documents required to be filed with the Trustee pursuant to this Section 4.3 to the Holders at their addresses appearing in the register of Notes maintained by the Registrar. The Company shall also comply with the provisions of TIA Section 314(a).

               (b) If the Company is required to furnish annual, quarterly or current reports to its stockholders pursuant to the Exchange Act, the Company shall cause any annual, quarterly, current or other financial report furnished by it generally to its stockholders to be filed with the Trustee and mailed to the Holders by the Company at their addresses appearing in the register of Notes maintained by the Registrar. If the Company is not required to furnish annual, quarterly or current reports to its stockholders pursuant to the Exchange Act, the Company shall cause the financial statements of the Company and its consolidated Subsidiaries, including any notes thereto (and, with respect to annual reports, an auditors' report by an accounting firm of established national reputation), and a "Management's Discussion and Analysis of Financial Condition and Results of Operations," comparable to that which would have been required to appear in annual or quarterly reports filed under Section 13 or 15(d) of the Exchange Act to be so filed with the Trustee and mailed to the Holders by the Company promptly, but in any event, within 90 days after the end of each of the fiscal years of the Company and within 45 days after the end of each of the first three quarters of each such fiscal year.

               (c) So long as is required for an offer or sale of the Notes to qualify for an exemption under Rule 144A, the Company (and the Guarantors) shall, upon request, provide the information required by clause (d)(4) thereunder to each Holder and to each beneficial owner and prospective purchaser of Notes identified by any Holder of Restricted Securities.

Section 4.4.  Compliance Certificate.

               (a) The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year, an Officers' Certificate (provided, that one of the signatories to such Officers' Certificate shall be the Company's principal executive officer, principal financial officer or principal accounting officer) stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing Officers with a view to determine whether each has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that each of the Company and its Subsidiaries has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions hereof or thereof (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he may have knowledge and what action each is taking or proposes to take with respect thereto).

               (b) The year-end financial statements delivered pursuant to
Section 4.3 above shall be accompanied by a written statement of the independent public accountants of the Company (which shall be a firm of established national reputation reasonably satisfactory to the Trustee) that in making the examination necessary for certification of such financial statements nothing has come to their attention which would lead them to believe that either the Company or any of its Subsidiaries has violated any provisions of this Indenture or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such violation.

               (c) So long as any of the Notes are outstanding, the Company shall deliver to the Trustee forthwith upon any Officer becoming aware of (i) any Default or Event of Default or (ii) any event of default under any mortgage, indenture or instrument referred to in Section 6.1(5) hereof, an Officers' Certificate specifying such Default, Event of Default or other event of default and what action the Company is taking or proposes to take with respect thereto.

Section 4.5.  Taxes.

               The Company shall, and shall cause its Subsidiaries to, file all tax returns required to be filed and to pay prior to delinquency all material taxes, assessments and governmental levies except as contested in good faith and by appropriate proceedings and for which reserves have been established in accordance with GAAP.

Section 4.6.  Stay, Extension and Usury Laws.

               The Company (and each Guarantor) covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company and each Guarantor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee but shall suffer and permit the execution of every such power as though no such law has been enacted.

Section 4.7.  Limitation on Restricted Payments.

               (a) The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly:

                      (i) declare or pay any dividend or make any distribution on account of any Equity Interests of the Company or any of its Subsidiaries (other than (x) dividends or distributions payable in Equity Interests (other than Disqualified Stock) of the Company or (y) dividends or distributions payable to the Company or any Restricted Subsidiary);

                      (ii) purchase, redeem or otherwise acquire or retire for value any Equity Interest of the Company, any Subsidiary or any other Affiliate of the Company (other than any such Equity Interest owned by the Company or any Restricted Subsidiary and other than redemption of the Preferred Stock required as a result of an order of any Gaming Authority);

                      (iii) make any principal payment on, or purchase, redeem, defease or otherwise acquire or retire for value any Indebtedness of the Company or any Guarantor that is pari passu with (other than any pari passu secured Indebtedness) or subordinated in right of payment to the Notes or such Guarantor's Guaranty, as the case may be, prior to any scheduled principal payment, sinking fund payment or other payment at the stated maturity thereof; or

                      (iv)  make any Restricted Investment;

        (all such payments and other actions set forth in clauses (i) through (iv) above being collectively referred to as "Restricted Payments"), unless, at the time of such Restricted Payment:

                      (1) no Default or Event of Default has occurred and is continuing or would occur as a consequence thereof,

                      (2) immediately after giving effect to such Restricted Payment on a pro forma basis, the Company could incur at least $1.00 of additional Indebtedness under Section 4.9(a) hereof, and

                      (3) such Restricted Payment (the value of any such payment, if other than cash, being determined in good faith by the Board of Directors and evidenced by a resolution set forth in an Officers' Certificate delivered to the Trustee), together with the aggregate of all other Restricted Payments made after the date of this Indenture (including Restricted Payments permitted by clauses (i), (ii) and (vii) of Section 4.7(b) and excluding Restricted Payments permitted by the other clauses therein), is less than the sum of (x) 50% of the Consolidated Net Income of the Company for the period (taken as one accounting period) from the beginning of the first quarter commencing immediately after the date of this Indenture to the end of the Company's most recently ended fiscal quarter for which internal financial statements are available at the time of such Restricted Payment (or, if such Consolidated Net Income for such period is a deficit, 100% of such deficit), plus (y) 100% of the aggregate net cash proceeds (or of the net cash proceeds received upon the conversion of non-cash proceeds into cash) received by the Company from the issuance or sale, other than to a Subsidiary, of Equity Interests of the Company (other than Disqualified Stock) after the date of this Indenture and on or prior to the time of such

        Restricted Payment, plus (z) 100% of the aggregate net cash proceeds (or of the net cash proceeds received upon the conversion of non-cash proceeds into cash) received by the Company from the issuance or sale, other than to a Subsidiary, of any convertible or exchangeable debt security of the Company that has been converted or exchanged into Equity Interests of the Company (other than Disqualified Stock) pursuant to the terms thereof after the date of this Indenture and on or prior to the time of such Restricted Payment (including any additional net cash proceeds received by the Company upon such conversion or exchange).

               (b) The provisions of subsection (a) above shall not prohibit:

                      (i) the payment of any dividend within 60 days after the date of declaration thereof, if at said date of declaration such payment would not have been prohibited by the provisions of this Indenture;

                      (ii) the redemption, purchase, retirement or other acquisition of any Equity Interests of the Company or Indebtedness of the Company or any Restricted Subsidiary in exchange for, or out of the proceeds of, the substantially concurrent sale (other than to a Subsidiary) of, other Equity Interests of the Company (other than Disqualified Stock);

                      (iii) the redemption, repurchase or payoff of any Indebtedness of the Company or a Restricted Subsidiary with proceeds of any Refinancing Indebtedness permitted to be incurred pursuant to the provisions of Section 4.9(b)(ix) hereof;

                      (iv) the repurchase or redemption of the Preferred Stock outstanding on the Issue Date; provided, that if such redemption or repurchase is in connection with a Change of Control, the Company has first complied with its obligations under the provisions of Section 4.14 hereof;

                      (v) the redemption, purchase or other acquisition of the Equity Interests of FAMI or FNYI outstanding on the Issue Date and not owned, directly or indirectly, by the Company;

                      (vi) Restricted Payments to acquire options or other rights with respect to the management of Casinos by the Company or any of its Subsidiaries; provided, that the aggregate amount of such Restricted

        Payments in any calendar year shall not exceed $500,000 plus the portion of such $500,000 that was not used in the immediately preceding calendar year;

                      (vii) pro rata cash dividends paid by either FAMI or FNYI, as the case may be, solely out of its Net Income for the quarter immediately preceding the quarter in which such dividend is declared, to its minority stockholders contemporaneously with a cash dividend so paid to the Company or a Restricted Subsidiary;

                      (viii) the prepayment or other retirement of the Settlement Debt;

                      (ix) Restricted Investments in an aggregate amount not to exceed $10 million less the sum of all Other Expense of the Company for the period (taken as one accounting period) from the beginning of the first quarter commencing immediately after the date of the Indenture to the end of the Company's most recently ended fiscal quarter for which internal financial statements are available at the time of such Restricted Investment; and

                      (x) other Restricted Payments in an aggregate amount not to exceed $5 million;

        provided, that with respect to clauses (iv), (v), (vi), (viii), (ix) and
        (x) above, no Default or Event of Default shall have occurred and be continu ing at the time, or shall occur as a consequence thereof.

               (c) Not later than the date of making each Restricted Payment (other than Restricted Payments contemplated by Section 4.7(b)), the Company shall deliver to the Trustee an Officers' Certificate stating that such Restricted Payment is permitted, and setting forth the basis upon which the calculations required by this Section 4.7 were computed, which calculations may be based upon the Company's latest available financial statements.

Section 4.8.  Limitation on Restrictions on Subsidiary Dividends.

               The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Restricted Subsidiary

               (a) to (1) pay dividends or make any other distributions to the Company or any of its Restricted Subsidiaries (A) on such Restricted Subsidiary's Capital Stock or (B) with respect to any other interest or participation in, or measured by, such Restricted Subsidiary's profits or (2) pay any indebtedness owed to the Company or any of its Restricted Subsidiaries, or (b) to make loans or advances to the Company or any of its Restricted Subsidiaries, or (c) to transfer any of its assets to the Company or any of its Restricted Subsidiaries, except for such encumbrances or restrictions:

                      (i) existing under or by reason of this Indenture, the Intercreditor Agreement, the Security Documents and the Notes,

                      (ii) existing under or by reason of applicable law (including restrictions imposed by applicable Gaming Authorities),

                      (iii) contained in Acquired Debt; provided, that such encumbrances and restrictions are not applicable to any Person or the properties or assets of any Person, other than the Person or the property or assets of the Person so acquired,

                      (iv) existing under or by reason of customary non-assignment and net worth provisions of any contract or lease entered into in the ordinary course of business,

                      (v) existing under or by reason of customary restrictions on the transfer of assets subject to a Permitted Lien imposed by the holder of such Lien,

                      (vi) existing under or by reason of Liens imposed by or in connection with the incurrence of Indebtedness pursuant to Section 4.9(b)(i) hereof; provided, that such Lien is applicable only to the assets acquired or leased; and

                      (vii) imposed pursuant to permitted Refinancing Indebtedness, provided, that such restrictions contained in any agreement governing such Refinancing Indebtedness are no more restrictive than those contained in any agreements governing the Indebtedness being Refinanced.

Section 4.9.   Limitation on Incurrence of Indebtedness.

               (a) The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, (1) create, incur, issue, assume, guaranty or otherwise become directly or indirectly liable, with respect to, contingently or otherwise (collectively, "incur"), any Indebtedness or (2) issue any Disqualified Stock; provided, that the Company may incur Indebtedness or issue shares of Disqualified Stock and any Restricted Subsidiary may incur Acquired Debt, in each case if (x) no Default or Event of Default shall have occurred and be continuing at the time of, or would occur after giving effect on a pro forma basis to, such incurrence or issuance, and (y) the Interest Coverage Ratio for the Company's most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date on which such additional Indebtedness (or Acquired Debt) is incurred or such Disqualified Stock is issued would have been at least equal to the ratio set forth below opposite the period in which such incurrence or issuance occurs, determined on a pro forma basis (including a pro forma application of the net proceeds therefrom), as if the additional Indebtedness (including, without limitation, Acquired Debt) had been incurred, or the Disqualified Stock had been issued, as the case may be, at the beginning of such four-quarter period:

               PERIOD ENDING                                     RATIO
               -------------                                     -----
               December 15, 1999...............................  2.00:1
               Thereafter......................................  2.25:1;

provided, that in the case of Indebtedness (other than Purchase Money Obligations or Acquired Debt), the Weighted Average Life to Maturity and final stated maturity of such Indebtedness exceeds the Weighted Average Life to Maturity and final stated maturity of the Notes.

               (b) The limitations of Section 4.9(a) shall not prohibit the incurrence of:

                      (i) Non-Recourse Indebtedness of a Restricted Subsidiary incurred to finance the acquisition or lease after the Issue Date of (i) furniture, fixtures or equipment to be used in connection with the operations of any Significant Casino owned by such Restricted Subsidiary or (ii) a parking structure at Fitzgeralds Reno; provided, that (x) the aggregate amount of such Indebtedness outstanding with respect to any such Signifi cant Casino (including such parking structure with respect to Fitzgeralds Reno) shall not exceed $7.0 million at any time and (y) the aggregate amount of such Indebtedness outstanding with respect to such parking structure shall not exceed $3.0 million at any time;

                      (ii) performance bonds, appeal bonds, surety bonds, insurance obligations or bonds and other similar bonds or obligations (including obligations under letters of credit) incurred in the ordinary course of business;

                      (iii) Hedging Obligations incurred to fix the interest rate on any variable rate Indebtedness otherwise permitted by this Indenture;


                      (iv) Indebtedness owed by the Company to any Guarantor or by any Guarantor to the Company or any other Guarantor;

                      (v) Indebtedness outstanding on the date of this Indenture, including $205 million aggregate principal amount of the Notes and the Guaranty

                      (vi) Settlement Debt;

                      (vii) additional Indebtedness of the Company under an Eligible Credit Facility in an aggregate principal amount not to exceed $15 million outstanding at any time (up to $10 million of which may be used for working capital purposes and up to $5 million of which may be used solely to finance capital expenditures at Fitzgeralds Black Hawk), and the guarantee of such Indebtedness by the Guarantors;

                      (viii) Permitted Tunica Debt; provided that the Weighted Average Life to Maturity and final stated maturity of such Indebtedness is equal to or greater than the Weighted Average Life to Maturity and final stated maturity of the Notes; and

                      (ix) Indebtedness issued in exchange for, or the proceeds of which are contemporaneously used to extend, refinance, renew, replace, or refund (collectively, "Refinance") Indebtedness referred to in clause (v) above or this clause (ix) or Indebtedness incurred pursuant to the Interest Coverage Ratio test set forth in subsection (a) above ("Refinancing Indebtedness"); provided, that (A) the principal amount of such Refinancing Indebtedness does not exceed the principal amount of Indebtedness so Refinanced (plus the premiums required to be paid, and the out-of-pocket expenses (other than those payable to an Affiliate of the Company) reasonably incurred, in connection therewith), (B) the Refinancing Indebtedness has a final scheduled maturity that is the same as or exceeds the final stated maturity, and a Weighted Average Life to Maturity that is equal to or greater than the Weighted Average Life to Maturity, of the Indebtedness being Refinanced, and (C) the Refinancing Indebtedness ranks, in right of payment, no more favorable to the Notes than the Indebtedness being Refinanced.

Section 4.10.  Limitation on Asset Sales.

               The Company shall not, and shall not permit any Restricted Subsidiary to, make any Asset Sale unless (i) the Company or such Restricted Subsidiary receives consideration at the time of such Asset Sale at least equal to the fair market value of the assets subject to such Asset Sale, (ii) at least 80% of the consideration for such Asset Sale is in the form of cash, Cash Equivalents or liabilities of the Company or any Restricted Subsidiary (other than liabilities that are by their terms subordinated to the Notes or any Guaranty) that are assumed by the transferee of such assets (provided, that following such Asset Sale there is no further recourse to the Company or its Restricted Subsidiaries with respect to such liabilities), or (iii) within 180 days of such Asset Sale, the Net Proceeds thereof are (a) invested in assets related to the business of the Company or its Restricted Subsidiaries, (b) applied to repay Indebtedness under Purchase Money Obligations incurred in connection with the asset so sold or (c) to the extent not used as provided in clauses (a) or (b), applied to make an offer to purchase Notes as described below (an "Excess Proceeds Offer"); provided, that if the amount of Net Proceeds from any Asset Sale not invested pursuant to clause (a) above is less than $5.0 million, the Company shall not be required to repay Indebtedness pursuant to clause (b) or make an offer pursuant to clause (c) above. Pending the final application of any such Net Proceeds, the Company or any Restricted Subsidiary may temporarily invest such Net Proceeds in Cash Equivalents.

               The amount of Net Proceeds not invested or applied as set forth in the preceding clauses (a) and (b) constitutes "Excess Proceeds." If the Company elects, or becomes obligated to make an Excess Proceeds Offer, the Company shall offer to purchase Notes having an aggregate principal amount equal to the Excess Proceeds (the "Purchase Amount"), at a purchase price equal to 100% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to the purchase date. The Company must commence such Excess Proceeds Offer not later than 30 days after the expiration of the 12-month period following the Asset Sale that produced such Excess Proceeds. If the aggregate purchase price for the Notes tendered pursuant to the Excess Proceeds Offer is less than the Excess Proceeds, the Company and its Restricted Subsidiaries may use the portion of the Excess Proceeds remaining after payment of such purchase price for general corporate purposes.

               Each Excess Proceeds Offer shall remain open for a period of 20 Business Days and no longer, unless a longer period is required by law (the "Excess Proceeds Offer Period"). Promptly after the termination of the Excess Proceeds Offer Period (the "Excess Proceeds Payment Date"), the Company shall purchase and mail or deliver payment for the Purchase Amount for the Notes or portions thereof tendered, pro rata or by such other method as may be required by law, or, if less than the Purchase Amount has been tendered, all Notes tendered pursuant to the Excess Proceeds Offer. The principal amount of Notes to be purchased pursuant to an Excess Proceeds Offer may be reduced by the principal amount of Notes acquired by the Company through purchase or redemption (other than pursuant to a Change of Control Offer) subsequent to the date of the Asset Sale and surrendered to the Trustee for cancellation.

               Each Excess Proceeds Offer shall be conducted in compliance with all applicable laws, including without limitation, Regulation 14E of the Exchange Act and the rules thereunder and all other applicable Federal and state securities laws. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Section 4.10, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 4.10 by virtue thereof. The Company shall not, and shall not permit any of its Subsidiaries to, create or suffer to exist or become effective any restriction that would impair the ability of the Company to make an Excess Proceeds Offer upon an Asset Sale or, if such Excess Proceeds Offer is made, to pay for the Notes tendered for purchase.

               The Company shall, no later than 30 days following the expiration of the 12-month period following the Asset Sale that produced Excess Proceeds, commence the Excess Proceeds Offer by mailing to the Trustee and each Holder, at such Holder's last registered address, a notice, which shall govern the terms of the Excess Proceeds Offer, and shall state:

                      (1) that the Excess Proceeds Offer is being made pursuant to this Section 4.10, the principal amount of Notes which shall be accepted for payment and that all Notes validly tendered shall be accepted for payment on a pro rata basis;

                      (2)    the purchase price and the date of purchase;

                      (3) that any Notes not tendered or accepted for payment pursuant to the Excess Proceeds Offer shall continue to accrue interest;

                      (4) that, unless the Company defaults in the payment of the purchase price with respect to any Notes tendered, Notes accepted for payment pursuant to the Excess Proceeds Offer shall cease to accrue interest after the Excess Proceeds Payment Date;

                      (5) that Holders electing to have Notes purchased pursuant to an Excess Proceeds Offer shall be required to surrender their Notes, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Note completed, to the Company prior to the close of business on the third Business Day immediately preceding the Excess Proceeds Payment Date;

                      (6) that Holders shall be entitled to withdraw their election if the Company receives, not later than the close of business on the second Business Day preceding the Excess Proceeds Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Notes the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have such Notes purchased;

                      (7) that Holders whose Notes are purchased only in part shall be issued Notes representing the unpurchased portion of the Notes surrendered; provided that each Note purchased and each new Note issued shall be in principal amount of $1,000 or whole multiples thereof; and

                      (8) the instructions that Holders must follow in order to tender their Notes.

               On or before the Excess Proceeds Payment Date, the Company shall
(i) accept for payment the Notes or portions thereof (or an allocable amount thereof) tendered pursuant to the Excess Proceeds Offer, (ii) deposit with the Paying Agent money sufficient to pay the purchase price of all Notes or portions thereof so accepted and (iii) deliver to the Trustee the Notes so accepted, together with an Officers' Certificate stating that the Notes or portions thereof (or an allocable amount thereof) tendered to the Company are accepted for payment. The Paying Agent shall promptly mail to each Holder of Notes so accepted payment in an amount equal to the purchase price of such Notes, and the Trustee shall promptly authenticate and mail to such Holders new Notes equal in principal amount to any unpurchased portion of the Notes surrendered.

               The Company shall make a public announcement of the results of the Excess Proceeds Offer as soon as practicable after the Excess Proceeds Payment Date. For the purposes of this Section 4.10, the Trustee shall act as the Paying Agent.

Section 4.11.  Limitation on Transactions With Affiliates.

               The Company shall not, and shall not permit any of the Restricted Subsidiaries to, directly or indirectly, transfer any of its properties or assets to, or purchase any property or assets from, or enter into any contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Affiliate (each of the foregoing, an "Affiliate Transaction"), except for (i) Affiliate Transactions that, together with all Affiliate Transactions entered into after the date hereof that are part of a common plan, have an aggregate value of not more than $1.0 million; provided, that such transactions are conducted in good faith and on terms that are no less favorable to the Company or the relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction at such time on an arm's-length basis from a Person that is not an Affiliate of the Company or such Restricted Subsidiary,
(ii) Affiliate Transactions that, together with all Affiliate Transactions that are part of a common plan, have an aggregate value of not more than $7.0 million; provided, that a majority of the disinterested members of the Board of Directors of the Company determine that such transactions are conducted in good faith and on terms that are no less favorable to the Company or the relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction at such time on an arm's-length basis from a Person that is not an Affiliate of the Company or such Restricted Subsidiary, and (iii) Affiliate Transactions for which the Company delivers to the Trustee an opinion as to the fairness to the Company or such Restricted Subsidiary from a financial point of view, issued by an investment banking firm of national standing with recognized experience in the gaming industry.

               Notwithstanding the foregoing, the following will be deemed not to be Affiliate Transactions: (a) employment agreements or arrangements entered into by the Company or any Restricted Subsidiary in the ordinary course of business with the approval of the disinterested members of the Company's Board of Directors or, if none, unanimously by such Board of Directors, (b) transactions between or among the Company and/or any or all of the Guarantors,
(c) Restricted Payments permitted by Section 4.7 hereof, and (d) reasonable and customary fees and compensation paid to, and indemnity provided on behalf of, directors of the Company.

Section 4.12.  Limitation on Liens.

               The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, create, incur, assume or suffer to exist any Lien on any asset (including, without limitation, all real, tangible or intangible property) of the Company or any Restricted Subsidiary, whether now owned or hereafter acquired, or on any income or profits therefrom, or assign or convey any right to receive income therefrom, except (a) Permitted Liens and (b) prior to the earlier of the consummation of the Exchange Offer or the effectiveness of the Initial Shelf Registration (as defined in the Registration Rights Agreement), Liens on the Capital Stock of FSI, FLVI and FRI.

Section 4.13.  Corporate Existence.

               Subject to Article 5 of this Indenture, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect (i) its corporate existence, and the corporate, partnership or other existence of each of its respective Subsidiaries, in accordance with their respective organizational documents (as the same may be amended from time to time) and (ii) its (and its

Subsidiaries') rights (charter and statutory), licenses (including gaming and related licenses) and franchises; provided, that the Company shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any Subsidiary, if the Board of Directors on behalf of the Company shall determine in good faith that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries taken as a whole and that the loss thereof is not adverse in any material respect to the Holders.

Section 4.14.  Repurchase Upon a Change of Control.

               Upon the occurrence of a Change of Control, the Company shall notify the Trustee in writing thereof and shall make an offer to purchase all of the Notes then outstanding as described below (the "Change of Control Offer") at a purchase price equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to the date of repurchase (the "Change of Control Payment").

               The Change of Control Offer shall be made in compliance with all applicable laws, including without limitation, Regulation 14E of the Exchange Act and the rules thereunder and all other applicable Federal and state securities laws. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Section 4.14, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 4.14 by virtue thereof.

               Within 20 days following any Change of Control, the Company shall commence the Change of Control Offer by mailing to the Trustee and each Holder a notice, which shall govern the terms of the Change of Control Offer, and shall state that:

                      (i) the Change of Control Offer is being made pursuant to this Section 4.14 and that all Notes tendered will be accepted for payment,

                      (ii) the purchase price and the purchase date, which shall be a Business Day no earlier than 30 days nor later than 45 days from the date such notice is mailed (the "Change of Control Payment Date"),

                      (iii) that any Note not tendered for payment pursuant to the Change of Control Offer shall continue to accrue interest,

                      (iv) that, unless the Company defaults in the payment of the Change of Control Payment, all Notes accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest on the Change of Control Payment Date,

                      (v) that any Holder electing to have Notes purchased pursuant to a Change of Control Offer shall be required to surrender such Notes, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Notes completed, to the Paying Agent at the address specified in the notice prior to the close of business on the third Business Day preceding the Change of Control Payment Date,

                      (vi) that any Holder shall be entitled to withdraw such election if the Paying Agent receives, not later than the close of business on the second Business Day preceding the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Notes such Holder delivered for purchase, and a statement that such Holder is withdrawing his election to have such Notes purchased,

                      (vii) that a Holder whose Notes are being purchased only in part shall be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered, which unpurchased portion must be equal to $1,000 in principal amount or an integral multiple thereof,

                      (viii) the instructions that Holders must follow in order to tender their Notes, and

                      (ix) the circumstances and relevant facts regarding such Change of Control.

               On the Change of Control Payment Date, the Company shall, to the extent lawful, (i) accept for payment the Notes or portions thereof tendered pursuant to the Change of Control Offer, (ii) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions thereof so tendered and not withdrawn, and (iii) deliver or cause to be delivered to the Trustee the Notes so accepted together with an Officers' Certificate stating that the Notes or portions thereof tendered to the Company are accepted for payment. The Paying Agent shall promptly mail to each Holder of Notes so accepted payment in an amount equal to the purchase price for such Notes, and the Trustee shall authenticate and mail to each Holder a new Note equal in principal amount to any unpurchased portion of the Notes surrendered, if any, provided, that each such new Note will be in principal amount of $1,000 or an integral multiple thereof.

               The Company shall make a public announcement of the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date. For the purposes of this Section 4.14, the Trustee shall act as the Paying Agent.

               The Company shall not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Section 4.14 and purchases all Notes validly tendered and not withdrawn under such Change of Control Offer.

Section 4.15.  Maintenance of Properties.

               The Company shall, and shall cause each of its Subsidiaries to, maintain their properties and assets in normal working order and condition as on the date of this Indenture (reasonable wear and tear excepted) and make all necessary repairs, renewals, replacements, additions, betterments and improvements thereto, as shall be reasonably necessary for the proper conduct of the business of the Company and its Subsidiaries taken as a whole; provided, that nothing herein shall prevent the Company or any of its Subsidiaries from discontinuing any maintenance of any such properties if the Company determines that such discontinuance is desirable in the conduct of the business of the Company and its Subsidiaries taken as a whole.

Section 4.16.  Maintenance of Insurance.

               The Company shall, and shall cause each of its Subsidiaries to, maintain liability, casualty and other insurance (including self-insurance consistent with prior practice) with responsible insurance companies in such amounts and against such risks as is in accordance with customary industry practice in the general areas in which the Company and its Subsidiaries operate.

Section 4.17.  Restrictions on Sale and Issuance of Subsidiary Stock.

               The Company shall not sell, and shall not permit any of its Restricted Subsidiaries to issue or sell, any Equity Interests of any Restricted Subsidiary (other than directors' qualifying shares) to any Person other than the Company or a Wholly Owned Subsidiary; provided, that (i) the Company and its Restricted Subsidiaries may sell all (but not less than all) of the Capital Stock of a Restricted Subsidiary owned by the Company and its Restricted Subsidiaries if the Net Proceeds from such sale are used in accordance with the provisions of Section 4.10 of this Indenture, and (ii) FSI may issue shares of common stock upon the exercise of warrants outstanding on the Issue Date in accordance with the terms thereof, provided, that immediately following such exercise the Company owns at least 94.3% of the common stock of FSI.

Section 4.18.  Line of Business.

               The Company will not, and will not permit any Subsidiary to, directly or indirectly engage in any business other than a Related Business. Without limiting the foregoing, (a) FNYI shall not engage in any activity other than holding and collecting amounts due and payable under the Oneida Settlement Agreement and activities incidental thereto, and (b) FAMI shall not engage in any activity other than the management of the Cliff Castle Casino pursuant to the FAMI Management Agreement and activities reasonably related thereto. The Company will cause FNYI to distribute to the holders of its Capital Stock (including FI), promptly after receipt thereof, all amounts received from time to time under the Oneida Settlement Agreement, to the extent permitted by law.


                                    ARTICLE 5
                                   SUCCESSORS

Section 5.1.  When the Company May Merge, etc.

               The Company shall not consolidate or merge with or into (whether or not the Company is the surviving corporation), or transfer all or substantially all of its properties or assets (determined on a consolidated basis for the Company and its Restricted Subsidiaries) in one or more related transactions to, any other Person unless:

                      (i) the Company is the surviving Person or the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such transfer has been made is a corporation organized and existing under the laws of the United States, any state thereof or the District of Columbia,

                      (ii) the Person formed by or surviving any such consolidation or merger (if other than the Company) or the Person to which such transfer has been made assumes all the Obligations of the Company, pursuant to a supplemental indenture and Security Documents in a form reasonably satisfactory to the Trustee and the Collateral Agent, under the Notes, this Indenture, the Security Documents and the Registration Rights Agreement,

                      (iii) immediately after giving effect to such transaction on a pro forma basis, no Default or Event of Default exists or would occur, and

                      (iv) the Company, or any Person formed by or surviving any such consolidation or merger, or to which such transfer has been made,
        (A) has a Consolidated Net Worth (immediately after the transaction but prior to any purchase accounting adjustments resulting from the transaction) equal to or greater than the Consolidated Net Worth of the Company immediately preceding the transaction and (B) shall be permitted, at the time of such transaction and after giving pro forma effect thereto as if such transaction had occurred at the beginning of the applicable four-quarter period, to incur at least $1.00 of additional Indebtedness pursuant to Section 4.9(a) hereof.

               The Company shall deliver to the Trustee prior to the consummation of any proposed transaction an Officers' Certificate to the foregoing effect, an Opinion of Counsel, stating that all conditions precedent to the proposed transaction provided for in this Indenture have been complied with, and a written statement from a firm of independent public accountants of established national reputation reasonably satisfactory to the Trustee stating that the proposed transaction complies with clause (iv).

               For purposes of this Section 5.1, the transfer of all or substantially all of the properties and assets of one or more Subsidiaries of the Company, which properties and assets, if held by the Company instead of such Subsidiaries, would constitute all or substantially all of the properties and assets of the Company on a consolidated basis, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

Section 5.2.  Successor Substituted.

               In the event of any transaction (other than a lease) contemplated by Section 5.1 hereof in which the Company is not the surviving Person, the successor formed by such consolidation or into or with which the Company is merged or to which such transfer is made, or formed by such reorganization, as the case may be, shall succeed to, and be substituted for, and may exercise every right and power of, the Company, and the Company shall be discharged from its Obligations under this Indenture, the Notes, the Security Documents and the Registration Rights Agreement with the same effect as if such successor Person had been named as the Company herein or therein. The Trustee shall have the right to require any such Person to ensure, by executing and delivering appropriate instruments and Opinions of Counsel, that the Trustee continues to hold a first priority Lien on all Collateral for the benefit of the Holders.


                                    ARTICLE 6
                              DEFAULTS AND REMEDIES

Section 6.1.  Events of Default.

               An "Event of Default" occurs if:

                      (1) the Company defaults in the payment of interest on any Note when the same becomes due and payable and the Default continues for a period of 30 days;

                      (2) the Company defaults in the payment of the principal (or premium, if any) on any Note when the same becomes due and payable at maturity, upon redemption, by acceleration, in connection with an Excess Proceeds Offer, a Change of Control Offer or otherwise;

                      (3) the Company defaults in the performance of or breaches the provisions of Sections 4.7, 4.8, 4.9, 4.10 or 4.14, or Article 5 hereof;

                      (4) the Company or any Guarantor fails to comply with any of its other agreements or covenants in, or provisions of, the Notes or this Indenture or the Security Documents and the Default continues for 30 days after written notice thereof has been given to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the then outstanding Notes, such notice to state that it is a "Notice of Default;"

                       (5) a default occurs under (after giving effect to any waivers, amendments, applicable grace periods or any extension of any maturity date) any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any Restricted Subsidiary (or the payment of which is guaranteed by the Company or any Restricted Subsidiary), whether such Indebtedness or guarantee now exists or is created after the date of this Indenture, if (a) either
         (i) such default results from the failure to pay principal of or interest on such Indebtedness or (ii) as a result of such default the maturity of such Indebtedness has been accelerated, and (b) either (i) such default is under an Eligible Credit Facility or Permitted Tunica Debt or (ii) the principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness with respect to which such a payment default (after the expiration of any applicable grace period or any extension of the maturity date) has occurred, or the maturity of which has been so accelerated, exceeds $5.0 million in the aggregate;

                      (6) a final non-appealable judgment or judgments for the payment of money (other than judgments as to which a reputable insurance company has accepted full liability) is or are entered by a court or courts of competent jurisdiction against the Company or any Restricted Subsidiary and such judgment or judgments remain undischarged, unbonded or unstayed for a period of 60 days after entry, provided that the aggregate of all such judgments exceeds $5.0 million;

                      (7) repudiation by the Company or any Restricted Subsidiary of its obligations under this Indenture, the Notes, the Security Documents or the Guaranty, or the unenforceability of the Indenture, the Security Documents, the Notes, or the Guaranty against the Company or any of the Restricted Subsidiaries for any reason;

                      (8) the revocation or suspension of a Gaming License resulting in the cessation of operations of a Significant Casino for a period of 60 consecutive days or more;

                      (9) the Company or any Guarantor pursuant to or within the meaning of any Bankruptcy Law:

                             (a)    commences a voluntary case,

                             (b) consents to the entry of an order for relief against it in an involuntary case,

                             (c) consents to the appointment of a Custodian of it or for all or substantially all of its property,

                             (d) makes a general assignment for the benefit of its creditors,

                             (e) admits in writing its inability to pay debts as the same become due; or

                      (10) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                             (a) is for relief against the Company or any Guarantor in an involuntary case,

                             (b) appoints a Custodian of the Company or any Guarantor or for all or substantially all of their property,

                             (c) orders the liquidation of the Company, or any Guarantor,

and the order or decree remains unstayed and in effect for 60 days.

               The Company shall, upon becoming aware that a Default or Event of Default has occurred, deliver to the Trustee a statement specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

Section 6.2.  Acceleration.

               If an Event of Default (other than an Event of Default specified in clauses (9) and (10) of Section 6.1) occurs and is continuing, the Trustee by written notice to the Company, or the Holders of at least 25% in principal amount of the then outstanding Notes by written notice to the Company and the Trustee, may declare the unpaid principal of and any accrued interest on all the Notes to be due and payable. Upon such declaration the principal and interest shall be due and payable immediately. If an Event of Default specified in clause
(9) or (10) of Section 6.1 with respect to the Company occurs, all outstanding Notes shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. At any time after a declaration of acceleration, but before a judgment or decree for payment of the money due has been obtained by the Trustee, the Holders of a majority in aggregate principal amount of the Notes outstanding, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if (a) the Company has paid or deposited with the Trustee a sum sufficient to pay (i) all sums paid or advanced by the Trustee and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, (ii) all overdue interest (including any interest accrued subsequent to an Event of Default specified in clauses (9) and (10) of
Section 6.1) on all Notes, (iii) the principal of and premium, if any, on any Notes that have become due otherwise than by such declaration or occurrence of acceleration and interest thereon at the rate borne by the Notes, and (iv) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate borne by the Notes; (b) all Events of Default, other than the non-payment of principal of and interest on the Notes that have become due solely by such declaration or occurrence of acceleration, have been cured or waived; and (c) the rescission would not conflict with any judgment, order or decree of any court of competent jurisdiction.

Section 6.3.  Other Remedies.

               If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy (under this Indenture or otherwise) to collect the payment of principal or interest on the Notes to enforce the performance of any provision of the Notes, this Indenture or the Security Documents.

               The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

Section 6.4.  Waiver of Past Defaults.

               Holders of a majority of the aggregate principal amount of the then outstanding Notes by written notice to the Trustee may on behalf of the Holders of all of the Notes (a) waive any existing Default or Event of Default and its consequences under this Indenture except a continuing Default or Event of Default in the payment of the principal of, or interest on, any Note or a Default or an Event of Default with respect to any covenant or provision which cannot be modified or amended without the consent of the Holder of each outstanding Note affected, and/or (b) rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default (except nonpayment of principal or interest that has become due solely because of the acceleration) have been cured or waived. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

Section 6.5.  Control by Majority.

               The Holders of a majority in principal amount of the then outstanding Notes may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, that the Trustee determines may be unduly prejudicial to the rights of other Holders, or that may involve the Trustee in personal liability.

Section 6.6.  Limitation on Suits.

               A Holder may pursue a remedy with respect to this Indenture or the Notes only if:

               (a) the Holder gives to the Trustee written notice of a continuing Event of Default;

               (b) the Holders of at least 25% in principal amount of the then outstanding Notes make a written request to the Trustee to pursue the remedy;

               (c) such Holder or Holders offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

               (d) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

               (e) during such 60-day period the Holders of a majority in principal amount of the then outstanding Notes do not give the Trustee a direction inconsistent with the request.

A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over another Holder.

Section 6.7.  Rights of Holders to Receive Payment.

               Notwithstanding any other provision of this Indenture, the right of any Holder of a Note to receive payment of principal and interest on the Note, on or after the respective due dates expressed in the Note, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

Section 6.8.  Collection Suit by Trustee.

               If an Event of Default specified in Section 6.1(1) or (2) occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal and interest remaining unpaid on the Notes and interest on overdue principal (and premium, if any) and, to the extent lawful, interest or overdue interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

Section 6.9.  Trustee May File Proofs of Claim.

               The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders allowed in any judicial proceedings relative to the Company (or any other obligor under the Notes), their creditors or their property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 7.7 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.7 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties that the Holders of the Notes may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

Section 6.10.  Priorities.

               If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

               First: to the Trustee, its agents and attorneys for amounts due under Section 7.7, including payment of all compensation, expense and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection;

               Second: to Holders for amounts due and unpaid on the Notes for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal and interest, respectively;

               Third: without duplication, to Holders for any other Obligations owing to the Holders under the Notes or this Indenture; and

               Fourth: to the Company or to such party as a court of competent jurisdiction shall direct.

               The Trustee may fix a record date and payment date for any payment to Holders.

Section 6.11.  Undertaking for Costs.

               In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.6, or a suit by Holders of more than 10% in principal amount of the then outstanding Notes.


                                    ARTICLE 7
                                     TRUSTEE

Section 7.1.  Duties of Trustee.

                      (1) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                      (2) Except during the continuance of an Event of Default:

                             (a) The duties of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee need perform only those duties that are specifically set forth in this Indenture and the Security Documents, and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee.

                             (b) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture and the Security Documents. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture and the Security Documents (but need not confirm the accuracy of mathematical calculations or other facts stated therein).

                      (3) The Trustee may not be relieved from liabilities for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                             (a) This paragraph does not limit the effect of paragraph (2) of this Section.

                             (b) The Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

                             (c) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.5.

                      (4) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (1), (2) and (3) of this Section.

                      (5) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

                      (6) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

                      (7) The Trustee is hereby appointed to act as Collateral Agent and, in connection therewith, to enter into the Intercreditor Agreement upon execution thereof by the other parties thereto.

Section 7.2.  Rights of Trustee.

                      (1) The Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

                      (2) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

                      (3) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                      (4) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers conferred upon it by this Indenture.

                      (5) Unless otherwise specifically provided in this Indenture or the Security Documents, any demand, request, direction or notice from the

Company shall be sufficient if signed by an Officer of the Company, on behalf of the Company.

                      (6) Except with respect to Section 4.1, the Trustee shall have no duty to inquire as to the performance of the Company's covenants in
Article 4 hereof. In addition, the Trustee shall not be deemed to have knowledge of any Default or Event of Default except (i) any Event of Default occurring pursuant to Sections 6.1(1), 6.1(2) and 4.1, or (ii) any Default or Event of Default of which the Trustee shall have received written notification or obtained actual knowledge.

Section 7.3.  Individual Rights of Trustee.

               The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company or an Affiliate of the Company with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 7.10 and 7.11.

Section 7.4.  Trustee's Disclaimer.

               The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Company's use of the proceeds from the Notes or any money paid to the Company or upon the Company's direction under any provision hereof, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee and it shall not be responsible for any statement or recital herein or any statement in the Notes or any other document in connection with the sale of the Notes or pursuant to this Indenture other than its certificate of authentication.

Section 7.5.  Notice of Defaults.

               If a Default or Event of Default occurs and is continuing and if the Trustee has actual knowledge thereof (within the meaning of Section 7.2(6)), the Trustee shall mail to the Holders a notice of the Default or Event of Default within 30 days after it occurs.

Section 7.6.  Reports by Trustee to Holders.

               Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, the Trustee shall mail to the Holders a brief report dated as of such reporting date that complies with TIA Section 313(a) (but if no event described in TIA Section 313(a) has occurred within the twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA Section 313(b). The Trustee shall also transmit by mail all reports as required by TIA Section 313(c).

               Commencing at the time this Indenture is qualified under the TIA, a copy of each report at the time of its mailing to the Holders shall be filed with the Commission and each stock exchange on which the Notes are listed. The Company shall promptly notify the Trustee when the Notes are listed on any stock exchange.

Section 7.7.  Compensation and Indemnity.

               The Company shall pay to the Trustee from time to time such compensation as shall be agreed to in writing by the Company and the Trustee for its acceptance of this Indenture and services hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel, except such disbursements, advances and expenses as may be attributable to its negligence or bad faith.

               The Company shall indemnify the Trustee and any predecessor against any and all losses, liabilities, damages, claims or expenses incurred by it without negligence or bad faith on its part arising out of or in connection with the acceptance or administration of its duties under this Indenture, except as set forth below. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Trustee shall cooperate in the defense. In the event that a conflict of interest or conflicting defenses would arise in connection with the representation of the Company and the Trustee by the same counsel, the Trustee may have separate



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


counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

               The obligations of the Company under this Section 7.7 shall survive the satisfaction and discharge of this Indenture.

               The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through its own negligence or bad faith.

               To secure the Company's payment obligations in this Section, the Trustee shall have a Lien prior to the Notes on all money or property held or collected by the Trustee, except that held in trust to pay principal of (and premium, if any) and interest on particular Notes. Such Lien shall survive the satisfaction and discharge of this Indenture.

               When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.1(9) or (10) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

               The provisions of this Section shall survive the termination of this Indenture.

Section 7.8.  Replacement of Trustee.

               A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section and upon the Company's receipt of notice from the successor Trustee of such appointment.

               The Trustee may resign at any time and be discharged from the trust hereby created by so notifying the Company. The Holders of a majority in principal amount of the then outstanding Notes may remove the Trustee by so notifying the Trustee and the Company. The Company may remove the Trustee if:

               (a)  the Trustee fails to comply with Section 7.10;



                                       72
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               (b) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

               (c) a Custodian or public officer takes charge of the Trustee or its property;

               (d)  the Trustee becomes incapable of acting; or

               (e) the Trustee is found unsuitable or unqualified by any Gaming Authority.

               If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the then outstanding Notes may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

               If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in principal amount of the then outstanding Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

               If the Trustee after written request by any Holder who has been a Holder for at least six months fails to comply with Section 7.10, such Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

               A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to the Holders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, provided that all sums owing to the Trustee hereunder have been paid and subject to the Lien provided for in Section 7.7. Notwithstanding replacement of the Trustee pursuant to this
Section 7.8, the Company's obligations under Section 7.7 hereof shall continue for the benefit of the retiring Trustee, and



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the Company shall pay to any such replaced or removed Trustee all amounts owed under Section 7.7 upon such replacement or removal.

Section 7.9.  Successor Trustee by Merger, etc.

               If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation or banking association, the successor corporation without any further act shall be the successor Trustee.

Section 7.10.  Eligibility; Disqualification.

               There shall at all times be a Trustee hereunder that shall (a) be a corporation organized and doing business under the laws of the United States of America or of any state thereof or of the District of Columbia authorized under such laws to exercise corporate trustee power, (b) be subject to supervision or examination by Federal or state or the District of Columbia authority, and (c) have a combined capital and surplus of at least $100,000,000 as set forth in its most recent published annual report of condition.

               This Indenture shall always have a Trustee who satisfies the requirements of TIA Sections 310(a)(1), 310(a)(2) and 310(a)(5). The Trustee is subject to TIA Section 310(b); provided, however, that there shall be excluded from the operations of TIA Section 310(b)(1) any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding, if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met.

Section 7.11.  Preferential Collection of Claims Against Company.

               The Trustee is subject to TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein. The provisions of TIA Section 311 shall apply to the Company, as obligor on the Notes.



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

                                    ARTICLE 8
               DISCHARGE; LEGAL DEFEASANCE AND COVENANT DEFEASANCE

Section 8.1.   Discharge; Option to Effect Legal Defeasance or Covenant
               Defeasance.

               This Indenture shall cease to be of further effect (except that the Company's and the Guarantors' obligations under Section 7.7 and the Trustee's and the Paying Agent's obligations under Sections 8.6 and 8.7 shall survive) when all outstanding Notes theretofore authenticated and issued have been delivered (other than destroyed, lost or stolen Notes that have been replaced or paid) to the Trustee for cancellation and the Company or the Guarantors have paid all sums payable hereunder. In addition, the Company may elect at any time to have Section 8.2 or Section 8.3, at the Company's option, of this Indenture applied to all outstanding Notes upon compliance with the conditions set forth below in this Article 8.

Section 8.2. Legal Defeasance and Discharge.

               Upon the Company's exercise under Section 8.1 hereof of the option applicable to this Section 8.2, except as set forth below, the Company and the Guarantors shall be deemed to have been discharged from their respective obligations with respect to all outstanding Notes on the date the conditions set forth below are satisfied (hereinafter, "Legal Defeasance"). Following such Legal Defeasance, (a) the Company shall be deemed to have paid and discharged the entire indebtedness outstanding hereunder, and this Indenture shall cease to be of further effect as to all outstanding Notes and Guarantees, and (b) the Company and the Guarantors shall be deemed to have satisfied all other of their respective obligations under the Notes, the Guaranty and this Indenture (and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder:

                      (i) the rights of Holders to receive payments in respect of the principal of, premium, if any, and interest (and Liquidated Damages, if any) on such Notes when such payments are due from the trust described in Section 8.5;



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

                      (ii) the Company's obligations under Sections 2.4, 2.6, 2.7, 2.10, 4.2, 8.5, 8.6 and 8.7 hereof; and

                      (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder and the Company's and the Guarantors' obligations in connection therewith.

Section 8.3. Covenant Defeasance.

               Upon the Company's exercise under Section 8.1 hereof of the option applicable to this Section 8.3, the Company and the Guarantors shall be released from their respective obligations under the covenants contained in Sections 4.3, 4.4, 4.7, 4.8, 4.9, 4.10, 4.11, 4.12, 4.14, 4.15, 4.16, 4.17, 4.18
and Article V hereof on and after the date the conditions set forth below are satisfied (hereinafter, "Covenant Defeasance"), and the Notes shall thereafter be deemed not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder. Following such Covenant Defeasance, (a) neither the Company nor any Guarantor need comply with, and none of them shall have any liability in respect of, any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document, but, except as specified above, the remainder of this Indenture, the Notes and the Guaranty shall be unaffected thereby, and (b) Sections 6.1(3) through 6.1(8) hereof shall not constitute Events of Default with respect to the Notes.

Section 8.4. Conditions to Legal or Covenant Defeasance.

               The following shall be the conditions to the application of either Section 8.2 or 8.3 hereof to the outstanding Notes:

               (i) the Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 7.10 hereof who shall agree to comply with the provisions of this
Article 8 applicable to it), in trust, for the benefit of the Holders, cash, U.S. Government Obligations, or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay



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

the principal of, premium, if any, and interest (and Liquidated Damages, if any) on such outstanding Notes on the stated date for payment thereof or on the redemption date of such principal or installment of principal of, premium, if any, or interest on such Notes, and the holders of Notes must have a valid, perfected, exclusive security interest in such trust;

               (ii) in the case of Legal Defeasance, the Company shall have delivered to the Trustee an opinion of counsel in the United States reasonably acceptable to the trustee confirming that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion of counsel shall confirm that, the Holders will not recognize income, gain or loss for Federal income tax purposes as a result of such Legal Defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

               (iii) in the case of Covenant Defeasance, the Company shall have delivered to the Trustee an opinion of counsel in the United States reasonably acceptable to such Trustee confirming that the Holders will not recognize income, gain or loss for Federal income tax purposes as a result of such Covenant Defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

               (iv) no Default or Event of Default shall have occurred and be continuing on the date of such deposit;

               (v) such Legal Defeasance or Covenant Defeasance will not result in a breach or violation of, or constitute a default under any material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound;

               (vi) the Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders over the other creditors of the Company with the intent of defeating, hindering, delaying or defrauding other creditors of the Company; and

               (vii) the Company shall have delivered to the Trustee an Officers' Certificate and an opinion of counsel, each stating that the conditions precedent provided for in, in the case of the Officers' Certificate,
(i) through (vi) and, in the case of the opinion of counsel, clauses (i) (with respect to the validity and perfection of the security interest), (ii), (iii) and (v) of this paragraph, have been complied with.

Section 8.5. Deposited Cash and U.S. Government Obligations to be Held in Trust; Other Miscellaneous Provisions.

               Subject to Section 8.6 hereof, all cash and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 8.5, the "Paying Agent") pursuant to Section 8.4 hereof in respect of the outstanding Notes shall be held in trust and applied by the Paying Agent, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any other Paying Agent as the Trustee may determine, to the Holders of such Notes of all sums due and to become due thereon in respect of principal, premium, if any, and interest (and Liquidated Damages, if any).

               The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 8.4 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Notes.

Section 8.6. Repayment to the Company.

               (a) The Trustee or the Paying Agent shall deliver or pay to the Company from time to time upon the request of the Company any cash or U.S. Government Obligations held by it as provided in Section 8.4 hereof which in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 8.4(a) hereof), are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

               (b) Any cash and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or any Paying Agent, or then held by



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

the Company, in trust for the payment of the principal of, premium, if any, or interest (and Liquidated Damages, if any) on any Note and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall be paid to the Company on its request; and the Holder of such Note shall thereafter look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense of the Company cause to be published once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

Section 8.7. Reinstatement.

               If the Trustee or Paying Agent is unable to apply any cash or U.S. Government Obligations in accordance with Section 8.2 or 8.3 hereof, as the case may be, of this Indenture by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, or if any event occurs at any time in the period ending on the 91st day after the date of deposit pursuant to Section 8.2 or 8.3 hereof which event would constitute an Event of Default under Section 6.1 (9) or (10) had Legal Defeasance or Covenant Defeasance, as the case may be, not occurred, then the Company's and the Guarantors' obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to
Section 8.2 or 8.3 hereof until such time as the Trustee or Paying Agent is permitted to apply such money in accordance with Sections 8.2 and 8.3 hereof, as the case may be; provided, however, that, if the Company makes any payment of principal of, premium, if any, or interest (and Liquidated Damages, if any) on any Note following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the cash or U.S. Government Obligations held by the Trustee or Paying Agent.



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                                    ARTICLE 9
                                   AMENDMENTS

Section 9.1.  Without Consent of Holders.

               The Company, the Guarantors and the Trustee may amend or supplement this Indenture and the Notes without the consent of any Holder:

                      (1)  to cure any ambiguity, defect or inconsistency;

                      (2) to provide for uncertificated Notes in addition to or in place of certificated Notes;

                      (3)  to comply with Article 5 and Section 10.12 hereof;

                      (4) to make any change that would provide any additional rights or benefits to the Holders of the Notes or that does not adversely affect the legal rights hereunder or thereunder of any Holder;

                      (5) to comply with requirements of the Commission in order to effect or maintain the qualification of this Indenture under the TIA; or

                      (6) to release any Guarantee of the Notes permitted to be released under Section 10.7 hereof.

               Upon the request of the Company, accompanied by a resolution of the Board of Directors of the Company authorizing the execution of any such supplemental indenture or amendment, and upon receipt by the Trustee of the documents described in Section 9.6 hereof required or requested by the Trustee, the Trustee shall join with the Company in the execution of any supplemental indenture or amendment authorized or permitted by the terms of this Indenture and shall make any further appropriate agreements and stipulations which may be therein contained, but the Trustee shall not be obligated to enter into such supplemental indenture or amendment that affects its own rights, duties or immunities under this Indenture or otherwise.



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Section 9.2.  With Consent of Holders.

               Subject to Sections 6.4 and 6.7 hereof, the Company and the Trustee, as applicable, may amend, or waive any provision of, this Indenture or the Notes, with the written consent of the Holders of at least a majority of the principal amount of the then outstanding Notes (including consents obtained in connection with a tender offer or exchange offer for Notes).

               Upon the request of the Company, accompanied by a resolution of the Board of Directors of the Company authorizing the execution of any such supplemental indenture or amendment, and upon filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Holders as aforesaid, and upon receipt by the Trustee of the documents described in Section 9.6 hereof, the Trustee shall join with the Company in the execution of such supplemental indenture or amendment unless such supplemental indenture or amendment affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

               It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed supplemental indenture or amendment, but it shall be sufficient if such consent approves the substance thereof.

               After a supplemental indenture or amendment under this Section becomes effective, the Company shall mail to the Holders of each Note affected thereby a notice briefly describing the amendment or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture, amendment or waiver.

               Notwithstanding any other provision hereof, without the consent of each Holder affected, an amendment or waiver under this Section may not (with respect to any Notes held by a non-consenting Holder):

                      (1) reduce the principal amount of Notes whose Holders must consent to an amendment, supplement or waiver;

                      (2) reduce the rate of or change the time for payment of interest, including default interest, on any Note;

                      (3) reduce the principal of, or the premium (including, without limitation, redemption premium) on, or change the fixed maturity of any Note or alter the provisions with respect to payment on redemption of the Notes or the price at which the Company shall offer to purchase such Notes pursuant to Section 4.10 or 4.14 hereof;

                      (4) waive a Default or Event of Default in the payment of principal of or premium, if any, or interest on, or redemption payment with respect to, any Note (other than a Default in the payment of an amount due as a result of an acceleration if the Holder rescinds such acceleration pursuant to Section 6.2);

                      (5) make any Note payable in money other than that stated in the Notes;

                      (6) make any change in Section 6.4 or 6.7 hereof or in this Section 9.2 with respect to the requirement for the consent of any affected Holder; or

                      (7) make any change adversely affecting the contractual ranking of the Obligations.

Section 9.3.  Compliance with Trust Indenture Act.

               If, at the time of an amendment to this Indenture or the Notes, this Indenture shall be qualified under the TIA, every amendment to this Indenture or the Notes shall be set forth in a supplemental indenture that complies with the TIA as then in effect.

Section 9.4.  Revocation and Effect of Consents.

               Until a supplemental indenture, an amendment or waiver becomes effective, a consent to it by a Holder of a Note is a continuing consent by the Holder and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is



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not made on any Note. A supplemental indenture, amendment or waiver becomes effective in accordance with its terms and thereafter binds every Holder.

               The Company may fix a record date for determining which Holders must consent to such supplemental indenture, amendment or waiver. If the Company fixes a record date, the record date shall be fixed at (i) the later of 30 days prior to the first solicitation of such consent or the date of the most recent list of Holders furnished to the Trustee prior to such solicitation pursuant to
Section 2.5, or (ii) such other date as the Company shall designate.

Section 9.5.  Notation on or Exchange of Notes.

               The Trustee may place an appropriate notation about a supplemental indenture, amendment or waiver on any Note thereafter authenticated. The Company in exchange for all Notes may issue and the Trustee shall authenticate new Notes that reflect the amendment or waiver.

               Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment or waiver.

Section 9.6.  Trustee to Sign Amendments, etc.

               The Trustee shall sign any amendment or supplemental indenture authorized pursuant to this Article 9 if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing or refusing to sign such amendment or supplemental indenture, the Trustee shall be entitled to receive, if requested, an indemnity reasonably satisfactory to it and to receive and, subject to Section 7.1, shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel as conclusive evidence that such amendment or supplemental indenture is authorized or permitted by this Indenture, that it is not inconsistent herewith, and that it shall be valid and binding upon the Company in accordance with its terms. The Company may not sign an amendment or supplemental indenture until the Board of Directors of the Company approves it.



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                                   ARTICLE 10
                      COLLATERAL AND SECURITY AND GUARANTY

Section 10.1.  Collateral Documents.

               The due and punctual payment of the principal and premium, if any, of, and interest on, the Notes when and as the same shall be due and payable, whether on an interest payment date, at maturity, by acceleration, repurchase, redemption or otherwise, interest on the overdue principal of and interest (to the extent permitted by law), if any, on the Notes and performance of all other Obligations, shall be secured as provided in the Security Documents.

               The Company shall, and shall cause each of its Restricted Subsidiaries to, do or cause to be done all such acts and things as may be necessary or proper, or as may be required by the provisions of the Security Documents, to assure and confirm to the Collateral Agent the security interest in the Collateral contemplated hereby and by the Security Documents, as from time to time constituted, so as to render the same available for the security and benefit of this Indenture and of the Notes secured hereby, according to the intent and purposes herein and therein expressed. The Company shall, and shall cause each of its Restricted Subsidiaries to, take, upon request of the Trustee or the Collateral Agent, any and all actions required to cause the Security Documents to create and maintain, as security for the Obligations, valid and enforceable, perfected (except as expressly provided herein or therein), Liens in and on all the Collateral, in favor of the Collateral Agent, superior to and prior to the rights of all third Persons, and subject to no other Liens, other than as provided herein and therein.

               Without limiting the foregoing, the Company shall, and shall cause each of its Restricted Subsidiaries to (i) do all things necessary or advisable to obtain the consent of the Gaming Authorities in Nevada to the pledge of, and the negative pledge on, the stock of FRI, FSI and FLVI prior to the Exchange Offer; and (ii) use its best efforts to obtain all necessary consents from the respective lessors and others to the grant of a first priority Lien on the Company's interest in the Nevada Ground Leases (as defined in the Offering Circular) and to the foreclosure by the Collateral Agent thereon following an Event of Default as promptly as practicable following the Issue Date. If the consents referred to in either clause (i) or (ii) above are received, the Company shall, and shall cause the respective Subsidiaries to, take such steps as may be necessary or advisable to pledge or create a negative pledge on such stock as set forth in clause (i), or grant such first priority Lien as set forth in clause (ii), as the case may be, in either case, in accordance with this Indenture and the Security Documents.

Section 10.2.  Opinions.

               The Company shall furnish to the Trustee within three months after each anniversary of the Issue Date, an Opinion of Counsel, dated as of such date, stating either that (i) in the opinion of such counsel, all action has been taken with respect to the recording, registering, filing, re-recording, re-registering and refiling of all supplemental indentures, financing statements, continuation state ments or other instruments of further assurance as is necessary to maintain the Liens of the Security Documents and reciting the details of such action or (ii) in the opinion of such Counsel, no such action is necessary to maintain such Liens, which Opinion of Counsel also shall state what actions it then believes are neces sary to maintain the effectiveness of such liens during the next two years.

Section 10.3.  Release of Collateral.

               (a) Unless a Default or Event of Default shall have occurred and be continuing, Collateral shall be released from the Liens created by the Security Documents from time to time at the sole cost and expense of the
Company:

               (i) upon payment in full of the Notes and all other Obligations then due and owing, or

               (ii) upon Legal Defeasance or Covenant Defeasance of the Notes, or

               (iii) upon the sale or other disposition of such Collateral pursuant to an Asset Sale made in accordance with Section 4.10 hereof, or

               (iv) upon a Guarantor (as to Collateral owned by it) being released from its obligations hereunder pursuant to Section 10.13;

provided, that the Trustee shall not release any Lien on any Collateral unless and until it shall have received an Officers' Certificate certifying that all conditions precedent hereunder have been met and such other documents required by Section 10.4 hereof. Upon compliance with the above provisions, the Trustee shall execute, deliver or acknowledge any necessary or proper instruments of termina-tion, satisfaction or release to evidence the release of any Collateral permitted to be released pursuant to this Indenture or the Security Documents.

               (b) The release of any Collateral from the terms of the Security Documents shall not be deemed to impair the security under this Indenture in contravention of the provisions hereof and of the Security Documents if and to the extent the Collateral is released pursuant to the terms of this Indenture and the Security Documents.

Section 10.4.  Certificates of the Company.

               The Company shall furnish to the Trustee, prior to each proposed release of Collateral, all documents required by TIA Section 314(d). The Trustee may, to the extent permitted by Sections 7.1 and 7.2 hereof, accept as conclusive evidence of compliance with the foregoing provisions the appropriate statements contained in such instruments. Any certificate or opinion required by TIA Section 314(d) may be made by an Officer of the Company except in cases where TIA Section 314(d) requires that such certificate or opinion be made by an independent engineer, appraiser or other expert within the meaning of TIA
Section 314(d).

Section 10.5. Authorization of Actions to be Taken by the Trustee Under the Security Documents.

               The Trustee may, in its sole discretion and without the consent of the Holders, on behalf of the Holders, take all actions it deems necessary or appropriate in order to (a) enforce any of the terms of the Security Documents and (b) collect and receive any and all amounts payable in respect of the Obligations of the Company and the Guarantors hereunder. The Trustee shall have the power to institute and to maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any acts that may be unlawful or in violation of the Security Documents or this Indenture, and such suits and proceedings as the Trustee may deem expedient to preserve or protect its interest and the interests of the Holders in the Collateral (including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the security interest hereunder or be prejudicial to the interests of the Holders or the Trustee).

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Section 10.6.  Authorization of Receipt of Funds by the Trustee Under the
               Security Documents.

               The Trustee is authorized to receive any funds for the benefit of the Holders distributed under the Security Documents, and to make further distributions of such funds to the Holders according to the provisions of this Indenture and the Security Documents.

Section 10.7.  Guaranty.

               For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, subject to Section 10.9 hereof, each Guarantor, jointly and severally, hereby unconditionally guarantees (such guarantees, together with further guarantees granted from time to time pursuant to Section 10.12, being the "Guaranty") to each Holder, the Trustee and the Collateral Agent, irrespective of the validity or enforceability of this Indenture, the Notes, the Security Documents or the Obligations hereunder or thereunder: (i) the due and punctual payment of the principal and premium, if any, of, and interest on, the Notes (including, without limitation, interest after the filing of a petition initiating any proceedings referred to in clause (9) or
(10) of Section 6.1 hereof), whether at maturity or on an interest payment date, by acceleration, call for redemption or otherwise; (ii) the due and punctual payment of interest on the overdue principal and premium, if any, of, and interest on, the Notes, if lawful; (iii) the due and punctual payment and performance of all other Obligations, all in accordance with the terms set forth herein and in the Notes and the Security Documents; and (iv) in case of any extension of time of payment or renewal of any Notes or any of such other Obligations, the due and punctual payment or performance thereof in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

               Failing payment when due by the Company of any amount so guaranteed for whatever reason, the Guarantors shall be jointly and severally obligated to pay the same immediately.

               Each Guarantor hereby agrees that (i) its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes, this Indenture, the Security Documents or the Obligations hereunder or thereunder, the absence of any action to enforce the same, any waiver or consent by any Holder with respect to any provisions hereof or thereof, any releases of

Collateral, any amendment of the Indenture, the Notes or Security Documents, any delays in obtaining or realizing upon or failures to obtain or realize upon Collateral, the recovery of any judgment against the Company or any of its Subsidiaries, any action to enforce the same, or any other circumstance that might otherwise constitute a legal or equitable discharge or defense of a guarantor and (ii) this Guaranty will not be discharged except by complete performance of the Obligations.

               Each Guarantor hereby agrees that it shall not be entitled to and irrevocably waives (i) diligence, presentment, demand of payment, filing of claim with a court in the event of insolvency or bankruptcy of the Company, any Guarantor, any other Subsidiary of the Company or any other obligor under the Notes, any right to require a proceeding first against the Company, any Guarantor, any other Subsidiary of the Company or any other obligor under this Indenture, the Notes or the Security Documents, protest, notice and all demands whatsoever, (ii) any right of subrogation, reimbursement, exoneration, contribution or indemnification in respect of any Obligations guaranteed hereby and (iii) any claim or other rights that it may now or hereafter acquire against the Company or any of its Subsidiaries that arise from the existence or performance of its Obligations under this Guaranty, including, without limitation, any right to participate in any claim or remedy of a Holder against the Company or any of its Subsidiaries or any Collateral that a Holder now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, and including, without limitation, the right to take or receive from the Company or any of its Subsidiaries, directly or indirectly, in cash or other property, by setoff or in any other manner, payment or security on account of such claim or other rights.

               If any Holder or the Trustee is required by any court or otherwise to return to the Company, any Guarantor, any other Subsidiary of the Company or any other obligor under this Indenture, the Notes or the Security Documents, trustee, liquidator, or other similar official, any amount paid by the Company, any Guarantor, any other Subsidiary of the Company or any other obligor under this Indenture, the Notes or the Security Documents to the Trustee or such Holder, this Guaranty, to the extent theretofore discharged, shall be reinstated in full force and effect.

               Each Guarantor agrees that, as between the Guarantors, on the one hand, and the Holders and the Trustee, on the other hand, (i) the maturity of the

Obligations guaranteed hereby may be accelerated as provided in Section 6.2 for the purposes of this Guaranty, notwithstanding any stay, injunction or other prohibition preventing such acceleration as to the Company of the Obligations guaranteed hereby, and (ii) in the event of any declaration of acceleration of those Obligations as provided in Section 6.2, those Obligations (whether or not due and payable) will forthwith become due and payable by each of the Guarantors for the purpose of this Guaranty.

Section 10.8.  Execution and Delivery of Guaranty.

               To evidence the Guaranty set forth in Section 10.7, the Company and each Guarantor hereby agrees that (a) a notation of such Guaranty substantially as set forth on Exhibit C hereto shall be endorsed on each Note authenticated and delivered by the Trustee, (b) such endorsement shall be executed on behalf of each Guarantor by its Chairman of the Board, President, Chief Financial Officer, Chief Operating Officer, Treasurer, Secretary or any Vice President and (c) a counterpart signature page to this Indenture shall be executed on behalf of each Guarantor by its Chairman of the Board, President or one of its Vice Presidents and attested to by another officer acknowledging such Guarantor's agreement to be bound by the provisions hereof and thereof.

               Each Guarantor hereby agrees that its Guaranty set forth in
Section 10.7 shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Guaranty.

               If an officer whose signature is on this Indenture no longer holds that office at the time the Trustee authenticates the Notes on which a Guaranty is endorsed, the Guaranty shall nevertheless be valid.

               The delivery of any Note by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guaranty set forth in this Indenture on behalf of the Guarantor.

Section 10.9.  Limitation on Guarantor's Liability.

               Each Guarantor and by its acceptance hereof each Holder hereby confirms that it is the intention of all such parties that the guarantee by such Guarantor pursuant to its Guaranty not constitute a fraudulent transfer or conveyance for purposes of any Federal or state law. To effectuate the foregoing inten-tion, the Holders and the Guarantors hereby irrevocably agree that the obligations of each Guarantor under its Guaranty shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor and to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guaranty, result in the Obligations of such Guarantor under the Guaranty not constituting a fraudulent conveyance or fraudulent transfer under Federal or state law.

Section 10.10.  Rights under the Guaranty.

               (a) No payment by any Guarantor pursuant to the provisions hereof shall entitle such Guarantor to any payment out of any Collateral or give rise to any claim of the Guarantors against the Trustee or any Holder.

               (b) Each Guarantor waives notice of the issuance, sale and purchase of the Notes and notice from the Trustee or the Holders from time to time of any of the Notes of their acceptance and reliance on this Guaranty.

               (c) No set-off, counterclaim, reduction or diminution of any obligation or any defense of any kind or nature (other than performance by the Guarantors of their obligations hereunder) that any Guarantor may have or assert against the Trustee or any Holder shall be available hereunder to such Guarantor.

               (d) Each Guarantor shall pay all costs, expenses and fees, including all reasonable attorneys' fees, that may be incurred by the Trustee in enforcing or attempting to enforce the Guaranty or protecting the rights of the Trustee or the Holder, if any, in accordance with this Indenture.

Section 10.11.  Primary Obligations.

               The Obligations of each Guarantor hereunder shall constitute a guaranty of payment and not of collection. Each Guarantor agrees that it is directly liable to each Holder hereunder, that the Obligations of each Guarantor hereunder are independent of the Obligations of the Company or any other Guarantor, and that a separate action may be brought against each Guarantor, whether such action is brought against the Company or any other Guarantor or whether the Company or any other Guarantor is joined in such action. Each Guarantor agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by the Trustee or the Holders of whatever remedies they may have against the Company or any other Guarantor, or the enforcement of any lien or realization upon any security Trustee may at any time possess. Each Guarantor agrees that any release that may be given by the Trustee or the Holders to the Company or any other Guarantor shall not release such Guarantor.

Section 10.12.  Guarantee by Subsidiary.

               The Company shall cause (i) each Significant Restricted Subsidiary that is formed or acquired after the date hereof and (ii) each Subsidiary that becomes a Significant Restricted Subsidiary after the date hereof, in each case concurrently therewith, to (i) become a Guarantor hereunder and execute and deliver to the Trustee a Guaranty in the form of Exhibit C attached hereto and a supplemental indenture in form reasonably satisfactory to the Trustee pursuant to which such Restricted Subsidiary shall unconditionally guarantee all of the Company's Obligations as set forth in Section 10.7 of this Indenture; and (ii) execute a Security Agreement (substantially in the form of the Security Agreement entered into on the Issue Date) and other Security Documents necessary or reasonably requested by the Trustee to grant the Trustee a valid, enforceable, perfected Lien on the Collateral described therein, subject only to Liens permitted under Section 4.12; and (iii) cause such Restricted Subsidiary to deliver to the Trustee an Opinion of Counsel, in form reasonably satisfactory to the Trustee, that (i) such Security Agreement, supplemental indenture and Guaranty have been duly authorized, executed and delivered by such Restricted Subsidiary and (ii) such Security Agreement, this Indenture and such Guaranty constitute a legal, valid, binding and enforceable obligation of such Restricted Subsidiary, subject to customary exceptions for bankruptcy, fraudulent transfer and equitable principles.

               Each Note issued after the date of execution by any Guarantor of a Guaranty shall be endorsed with a form of Guaranty that has been executed by such Guarantor. However, the failure of any Note to have endorsed thereon a Guaranty executed by such Guarantor shall not affect the validity or enforceability of such Guaranty against such Guarantor.

Section 10.13.  Release of Guarantors.

               If all of the Capital Stock of any Guarantor is sold to a Person (other than the Company or any of its Restricted Subsidiaries) and the Net Proceeds from such Asset Sale are used in accordance with Section 4.10, then such Guarantor will be released and discharged from all of its obligations under its Guaranty of the Notes and this Indenture.


                                   ARTICLE 11
                                  MISCELLANEOUS

Section 11.1.  Trust Indenture Act Controls.

               If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by TIA Section 318(c), the imposed duties shall control.

Section 11.2.  Notices.

               Any notice or communication by the Company or the Trustee to the others is duly given if in writing and delivered in Person or mailed by first-class mail (registered or certified, return receipt requested), telecopier or overnight air courier guaranteeing next day delivery, to the others' addresses:

               If to the Company:

               Fitzgeralds Gaming Corporation
               301 Fremont Street
               Las Vegas, Nevada  89101
               Attention:  Chief Executive Officer
               Telecopier No.: (702) 382-5562

               If to the Trustee:

               The Bank of New York
               101 Barclay Street - 21W
               New York, New York  10286
               Attention:  Corporate Trust Administration
               Telecopier No.:  (212) 815-5915

               The Company or the Trustee by notice to the others may designate additional or different addresses for subsequent notices or communications.

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               All notices and communications (other than those sent to Holders)
shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; upon receipt, if deposited in the mail, postage prepaid; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. All notices and communications to the Trustee shall be deemed to have been duly given only if actually received by the Trustee.

               Any notice or communication to a Holder shall be mailed by first-class mail, to his address shown on the register kept by the Registrar. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.

               If a notice communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

               If the Company mails a notice or communication to Holders, it shall mail a copy to the Trustee and each Agent at the same time.

Section 11.3.  Communication by Holders with Other Holders.

               Holders may communicate pursuant to TIA Section 312(b) with other Holders with respect to their rights under this Indenture or the Notes. The Company, the Trustee, the Registrar and any other person shall have the protection of TIA Section 312(c).

Section 11.4.  Certificate and Opinion as to Conditions Precedent.

               Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

               (a) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 11.5) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with; and

               (b) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 11.5) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been complied with.

Section 11.5.  Statements Required in Certificate or Opinion.

               Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA Section 314(a)(4)) shall include:

               (a) a statement that the Person making such certificate or opinion has read such covenant or condition;

               (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (c) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with,

provided that with respect to matters of fact, an Opinion of Counsel may rely upon an Officers' Certificate or a certificate of a public official.

Section 11.6.  Rules by Trustee and Agents.

               The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

Section 11.7.  Legal Holidays.

               If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

Section 11.8.  No Recourse Against Others.

               No director, officer, employee, incorporator, stockholder or controlling person of the Company or any Guarantor, as such, shall have any liability for any obligations of the Company or any Guarantor under the Notes, this Indenture, the Security Documents or the Registration Rights Agreement or for any claim based on, in respect of, or by reason of such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release shall be part of the consideration for the issuance of the Notes and the Guaranty. Notwithstanding the foregoing, nothing in this provision shall be construed as a waiver or release of any claims under the Federal securities laws.

Section 11.9.  Governing Law.

               THIS AGREEMENT SHALL BE CONSTRUED, INTERPRETED AND THE RIGHTS OF THE PARTIES DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT,
ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN

ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE COMPANY IRREVOCABLY CONSENTS, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY AT ITS ADDRESS SET FORTH HEREIN, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PURCHASER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

Section 11.10.  No Adverse Interpretation of Other Agreements.

               This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any of its Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

Section 11.11.  Successors.

               All agreements of the Company and any Guarantors in this Indenture and the Notes shall bind their respective successors. All agreements of the Trustee in this Indenture shall bind its successor.

Section 11.12.  Severability.

               In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 11.13.  Counterpart Originals.

               The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

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Section 11.14.  Table of Contents, Headings, etc.

               The Table of Contents, Cross-Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

                                    INDENTURE

                                   SIGNATURES

               IN WITNESS WHEREOF, the parties hereto have executed and delivered this Indenture as of the date first written above.


                                   FITZGERALDS GAMING CORPORATION

                                   and each of:
                                   FITZGERALDS SOUTH, INC.
                                   FITZGERALDS RENO, INC.
                                   FITZGERALDS INCORPORATED
                                   FITZGERALDS MISSISSIPPI, INC.
                                   FITZGERALDS LAS VEGAS, INC.
                                   FITZGERALDS BLACK HAWK, INC.
                                   FITZGERALDS BLACK HAWK II, INC.
                                   FITZGERALDS FREMONT EXPERIENCE
                                     CORPORATION
                                   101 MAIN STREET LIMITED LIABILITY
                                     COMPANY,
                                   as Guarantors



                          By: /s/ PHILIP D. GRIFFITH
                              ----------------------------------------------
                               Name: Philip D. Griffith
                               Title: President and Chief Executive Officer
                                         of each of the above named entities


Attest:

/s/ MICHAEL E. MCPHERSON
--------------------------------
Name: Michael E. McPherson
Title: Secretary

                                         THE BANK OF NEW YORK, as Trustee



                                         By:/s/ THOMAS B. ZAKRZEWSKI
                                            ------------------------------------
                                            Name: THOMAS B. ZAKRZEWSKI
                                            Title: Assistant Vice President

                                                                       EXHIBIT A

                               (Face of Security)

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY (THE "DEPOSITORY") TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DEPOSITORY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DEPOSITORY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.(1)

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD THAT MAY HEREAFTER BE PROVIDED UNDER RULE 144(k) AS PERMITTING RESALES BY NON-AFFILIATES OF RESTRICTED SECURITIES WITHOUT RESTRICTION) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH NOTE) ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS PURCHASING THE NOTE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS NOTE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE.



--------

(1) This paragraph should be included only if the Note is issued in global form.

                         FITZGERALDS GAMING CORPORATION
                           12 1/4% SENIOR SECURED NOTE
                                    DUE 2004

NO.                                                              $___________
CUSIP NO.

               Fitzgeralds Gaming Corporation, a Nevada corporation (the "Company"), as obligor, for value received promises to pay to ______________ or registered assigns, the principal sum of [ ] Dollars on December 15, 2004.

               Interest Payment Dates: June 15 and December 15 and on the maturity date. Record Dates: June 1 and December 1 (whether or not a Business
Day).

               Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officers.

                                    Dated:

                                    FITZGERALDS GAMING CORPORATION


                                    By:
                                       -----------------------------------------
                                        Name:
                                        Title:


                                    By:
                                       -----------------------------------------
                                        Name:
                                        Title:


Trustee's Certificate of Authentication:

Dated:

This is one of the Notes referred to
in the within-mentioned Indenture:

THE BANK OF NEW YORK, as Trustee


By:
   -------------------------------
    Authorized Signatory

                               (Back of Security)

                           12 1/4% SENIOR SECURED NOTE
                                    DUE 2004

               1. Interest. Fitzgeralds Gaming Corporation, a Nevada corporation (the "Company"), as obligor, promises to pay interest on the principal amount of this Note at the rate and in the manner specified below.

               The Company shall pay, in cash, interest on the principal amount of this Note, at the rate of 12 1/4% per annum. The Company shall pay interest semi-annually on June 15 and December 15 of each year, and on the maturity date, commencing on June 15, 1998, or if any such day is not a Business Day, on the next succeeding Business Day (each an "Interest Payment Date").

               Interest shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Interest shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from December 30, 1997. To the extent lawful, the Company shall pay interest on overdue principal at the rate of 1% per annum in excess of the then applicable interest rate on the Notes; the Company shall pay interest on overdue installments of interest (without regard to any applicable grace periods) at the same rate to the extent lawful.

               2. Method of Payment. The Company shall pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the record date next preceding the Interest Payment Date, even if such Notes are cancelled after such record date and on or before such Interest Payment Date. The Holder must surrender this Note to a Paying Agent to collect principal payments. The Company shall pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company may pay principal and interest by check to a Holder's registered address.

               3. Paying Agent and Registrar. Initially, the Trustee shall act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-registrar without notice to any Holder. Subject to certain exceptions, the Company or any of its Subsidiaries may act in any such capacity.

                4. Indenture. The Company has issued the Notes under an Indenture dated as of December 30, 1997 (the "Indenture") among the Company, the Guarantors named therein and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (the "TIA") (15 U.S. Code Sections 77aaa-77bbbb) as in effect on the date of the Indenture until such time as the Indenture is qualified under the TIA and thereafter as in effect on the date the Indenture is so qualified. The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of such terms. The terms of the Indenture shall govern any inconsistencies between the Indenture and the Notes. Terms not otherwise defined herein shall have the meanings assigned in the Indenture. The Notes are limited to $255 million in aggregate principal amount.

               5. Optional Redemption. The Notes are not redeemable at the Company's option prior to December 15, 2001. Thereafter, the Notes will be subject to redemption at the option of the Company, in whole or in part, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest thereon, if any, to the applicable redemption date, if redeemed during the 12-month period beginning on December 15 of the years indicated below:

               Year                                  Percentage
               ----                                  ----------
               2001............................         106.250%
               2002............................         104.166%
               2003 ...........................         102.083%
               2004 and thereafter.............         100.000%

               Notwithstanding the foregoing, at any time or from time to time prior to December 15, 2001, the Company may, at its option, redeem up to 35% of the original principal amount of the Notes, at a redemption price of 112.5% of the principal amount thereof, plus accrued and unpaid interest, if any, to the applicable redemption date, with the net cash proceeds of one or more Public Equity Offerings; provided, that (a) such redemption shall occur within 90 days of the date of closing of such public offering and (b) at least $133,250,000 aggregate principal amount of Notes remains outstanding immediately after giving effect to each such redemption.

               Each holder, by accepting the Notes, shall be deemed to have agreed (to the extent permitted by applicable law) that if the Gaming Authority of any jurisdiction in which the Company or any of its Subsidiaries conducts or proposes to conduct gaming requires that a Person who is a holder or a beneficial owner of any of the Notes must be licensed or found suitable under applicable gaming laws, such holder shall apply for a license or a finding of suitability within the required time period. If such Person fails to apply or become licensed or is found unsuitable, the Company shall have the right, at its option, (i) to require such Person to dispose of its Notes or beneficial interest therein within 30 days of receipt of notice of the Company's election or such earlier date as may be ordered by such Gaming Authority, or (ii) to redeem such Notes at a price of the lesser of (a) such Person's cost and (b) 100% of the principal amount thereof, plus accrued and unpaid interest to the earlier of the date of redemption and the date of the finding of unsuitability, which may be less than 30 days following the notice of redemption if so ordered by the Gaming Authority. The holder or beneficial owner applying for a license or finding of suitability must pay all costs of the licensure or investigation for such finding.

               6. Mandatory Redemption. There shall be no mandatory redemption of the Notes.

               7. Denominations, Transfer, Exchange. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Registrar and the Company need not exchange or register the transfer (i) of any Note or portion of a Note selected for redemption or (ii) of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

               8. Persons Deemed Owners. The registered Holder of a Note may be treated as its owner for all purposes, subject to the provisions of the Indenture with respect to the record dates for the payment of interest.

               9. Amendments and Waivers. Subject to certain exceptions, the Indenture or the Notes may be amended with the written consent of the Holders of at least a majority in principal amount of the then outstanding Notes (including consents obtained in connection with a tender offer or exchange offer for Notes), and any existing Default or Event of Default (except certain payment defaults) may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes (including consents obtained in connection with a tender offer or exchange offer for Notes). Without the consent of any Holders, the Indenture and the Notes may be amended or supplemented to cure any ambiguity, defect or inconsistency, to provide for assumption of the Company's obligations to the Holders in the case of a merger or consolidation, to provide for uncertificated Notes in addition to or in place of certificated Notes, to make any change that would provide any additional rights or benefits to the Holders of the Notes, or that does not adversely affect the legal rights under the Indenture of any Holder, to release any Guarantee of the Notes permitted to be released under the terms of the Indenture or to comply with requirements of the Commission in order to effect or maintain the qualification of the Indenture under the TIA.

               10. Defaults and Remedies. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes may declare by written notice to the Company and the Trustee all the Notes to be due and payable immediately, except that in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Notes become due and payable immediately without further action or notice. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Company must furnish an annual compliance certificate to the Trustee.

               11. Trustee Dealings with Company. The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee.

               12. No Recourse Against Others. No director, officer, employee, incorporator, stockholder or controlling person of the Company or Guarantor, as such, shall have any liability for any obligations of the Company or any Guarantor under the Notes, the Indenture or the Registration Rights Agreement or for any claim based on, in respect of, or by reason of such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes and the Guarantees. Notwithstanding the foregoing, nothing in this provision shall be construed as a waiver or release of any claims under the Federal securities laws.

               13. Authentication. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

               14. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A
(= Uniform Gifts to Minors Act).

               15. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

               [16. Holders' Compliance with Registration Rights Agreement. Each Holder of a Note, by his acceptance thereof, acknowledges and agrees to the provisions of the Registration Rights Agreement, dated as of December 30, 1997, among the Company and the parties named on the signature page thereof (the "Registration Rights Agreement"), including but not limited to the obligations of the Holders with respect to a registration and the indemnification of the Company and the Purchasers (as defined therein) to the extent provided therein.(2)

               17. Governing Law. This Note and the Indenture shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

               The Company shall furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to: Fitzgeralds Gaming Corporation, 301 Fremont Street,
Las Vegas, Nevada, 89101, Attention: Chief Executive Officer.

--------

(2) This paragraph should only be included in the Series A Notes.

                                 ASSIGNMENT FORM

               To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to

--------------------------------------------------------------------------------
        (Insert assignee's soc. sec. or tax I.D. no.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Print or type assignee's name, address and zip code)

and irrevocably appoint______________________________

agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

--------------------------------------------------------------------------------



Date:
     --------------------

                             Your Signature:
                                            --------------------------
                                    (Sign exactly as your name appears
                                     on the face of this Note)
                             Tax Identification Number:
                                                       ---------------

Signature Guarantee*


----------------

*  NOTICE: The signature must be guaranteed by an institution which is a member of one of the following recognized signature guarantee programs:

           (1) The Securities Transfer Agent Medallian Program (STAMP);
           (2) The New York Stock Exchange Medallian Program (MSP);
           (3) The Stock Exchange Medallian Program (SEMP).

                       OPTION OF HOLDER TO ELECT PURCHASE

        If you want to elect to have all or any part of this Note purchased by the Company pursuant to Section 4.10 or Section 4.14 of the Indenture, as the case may be, state the amount you elect to have purchased (if all, write "ALL"):
$
 --------------


Date:
     --------------------------



                             Your Signature:
                                            --------------------------
                                    (Sign exactly as your name appears
                                     on the face of this Note)

Signature Guarantee*



--------------

* NOTICE: The signature must be guaranteed by an institution which is a member of one of the following recognized signature guarantee programs:

          (1) The Securities Transfer Agent Medallian Program (STAMP);
          (2) The New York Stock Exchange Medallian Program (MSP);
          (3) The Stock Exchange Medallian Program (SEMP).

                   SCHEDULE OF EXCHANGES OF DEFINITIVE NOTES(3)


               The following exchanges of a part of this Global Note for Definitive Notes have been made:


                    Amount of decrease in       Amount of increase in      Principal Amount of this
                    Principal Amount of this    Principal Amount of this   Global Note following        Signature of authorized
Date of Exchange    Global Note                 Global Note                such decrease (or increase)  officer of Trustee
-----------------------------------------------------------------------------------------------------------------------------------





--------

(3) This should only be included if the Note is issued in global form.

                                                                       EXHIBIT B


                    CERTIFICATE TO BE DELIVERED UPON EXCHANGE
                      OR REGISTRATION OF TRANSFER OF NOTES

Re: [Series A] [Series B]12 1/4% Senior Secured Notes due 2004 (the "Notes") of Fitzgeralds Gaming Corporation


        This Certificate relates to $______ principal amount of Notes held in * [ ] book-entry or * [ ] definitive form by _______________________ (the "Transferor").

The Transferor, by written order, has requested the Trustee:

[ ] to deliver in exchange for its beneficial interest in the Global Note held by the depository, a Note or Notes in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Note (or the portion thereof indicated above); or

[ ] to exchange or register the transfer of a Note or Notes. In connection with such request and in respect of each such Note, the Transferor does hereby certify that Transferor is familiar with the Indenture relating to the above captioned Notes and, the transfer of this Note does not require registration under the Securities Act of 1933, as amended (the "Securities Act") because such Note:

[ ]     is being acquired for the Transferor's own account, without transfer;

[ ]     is being transferred pursuant to an effective registration statement;

[ ] is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act), in reliance on such Rule 144A;

[ ] is being transferred pursuant to an exemption from registration in accordance with Rule 904 under the Securities Act;**

[ ]     is being transferred pursuant to Rule 144 under the Securities Act;** or

[ ] is being transferred pursuant to another exemption from the registration requirements of the Securities Act (explain:
                                                    ----------------------------

        --------------------------------------------------------------------).**


                                    ---------------------------
                                    [INSERT NAME OF TRANSFEROR]

                                    By:
                                       -------------------------------
Date:
     ---------------------

        *      Check applicable box.

        ** If this box is checked, this certificate must be accompanied by an opinion of counsel to the effect that such transfer is in compliance with the Securities Act.

                                                                       EXHIBIT C

                               [FORM OF GUARANTY]

                                    GUARANTY

               For good and valuable consideration received from the Company by the undersigned (hereinafter referred to as the "Guarantors," which term includes any successor or additional Guarantors), the receipt and sufficiency of which is hereby acknowledged, subject to Section 10.9 of the Indenture, each Guarantor, jointly and severally, hereby unconditionally guarantees, irrespective of the validity or enforceability of the Indenture, the Notes, the Security Documents or the Obligations, (a) the due and punctual payment of the principal and premium, if any, of and interest on the Notes (including, without limitation, interest after the filing of a petition initiating any proceedings referred to in Sections 6.1(9) or (10) of the Indenture), whether at maturity or on an interest payment date, by acceleration, call for redemption or otherwise,
(b) the due and punctual payment of interest on the overdue principal and premium, if any, of and interest, if any, on the Notes, if lawful, (c) the due and punctual payment and performance of all other Obligations, all in accordance with the terms set forth in the Indenture, the Notes and the Security Documents, and (d) in case of any extension of time of payment or renewal of any Notes or any of such other Obligations, the due and punctual payment or performance thereof in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

               No director, officer, employee, incorporator, stockholder or controlling person of the Guarantor, as such, shall have any liability under this Guaranty for any obligations of the Guarantor under the Notes, the Indenture or the Registration Rights Agreement or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability.

FITZGERALDS SOUTH, INC.                     FITZGERALDS MISSISSIPPI, INC.

By:                                         By:
     -----------------------------               -----------------------------
Name:                                       Name:
       ---------------------------                 ---------------------------
Title:                                      Title:
        --------------------------                  --------------------------


FITZGERALDS LAS VEGAS, INC.                 FITZGERALDS FREMONT
                                            EXPERIENCE CORPORATION
By:
     -----------------------------          By:
Name:                                            -----------------------------
       ---------------------------          Name:
Title:                                             ---------------------------
        --------------------------          Title:
                                                    --------------------------


FITZGERALDS RENO, INC.                      FITZGERALDS INCORPORATED

By:                                         By:
     -----------------------------               -----------------------------
Name:                                       Name:
       ---------------------------                 ---------------------------
Title:                                      Title:
        --------------------------                  --------------------------

FITZGERALDS BLACK HAWK, INC.                FITZGERALDS BLACK HAWK II, INC.

By:                                         By:
     -----------------------------               -----------------------------
Name:                                       Name:
       ---------------------------                 ---------------------------
Title:                                      Title:
        --------------------------                  --------------------------


101 MAIN STREET LIMITED
LIABILITY COMPANY

By:
     -----------------------------
Name:
       ---------------------------
Title:
        --------------------------

                                                                       EXHIBIT E

                            [FORM OF SHIP MORTGAGE]

                                                                        [Tunica]


                         FIRST PREFERRED VESSEL MORTGAGE
                     ON THE WHOLE OF THE FITZGERALDS TUNICA

                        (U.S.C.G. Official Number 262757)

                        Maximum Amount of $255,000,000.00


            FITZGERALDS MISSISSIPPI, INC., a Mississippi corporation,
                              having an address of
                               301 Fremont Street
                            Las Vegas, Nevada 89101,

                               Owner and Mortgagor

                                   In Favor of

              THE BANK OF NEW YORK, a New York banking association,
                              having an address of
                            101 Barclay Street - 21W
                            New York, New York 10286

                           in its capacity as Trustee
                    under that certain Indenture dated as of
                         December 30, 1997 by and among
                         Fitzgeralds Gaming Corporation,
                              a Nevada corporation,
                        the Guarantors named therein and
                              The Bank of New York,
                                Trustee-Mortgagee

                          Dated as of December 30, 1997

      Discharge amount: $255,000,000.00 (or such lesser amount of principal as shall have been advanced) Together WithInterest, Expenses,
         Attorneys' Fees And Costs And Performance of Mortgage Covenants

                                 TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE 1.

        DEFINITIONS AND RULES OF CONSTRUCTION................................5
        1.1    Certain Definitions...........................................6
        1.2    Rules of Construction.........................................6

ARTICLE 2.

        GENERAL MORTGAGE PROVISIONS..........................................6

ARTICLE 3.

        REPRESENTATIONS, WARRANTIES AND COVENANTS OF MORTGAGOR...............7
        3.1    Corporate Status of Mortgagor.................................7
        3.2    Outstanding Liens.............................................7
        3.3    Compliance with Law...........................................7
        3.4    Operation of Vessel...........................................8
        3.5    Payment of Taxes, Etc.........................................8
        3.6    Notice of Mortgage............................................8
        3.7    Release from Arrest...........................................9
        3.8    Care of the Vessel............................................9
        3.9    Access to Vessel..............................................9
        3.10   Documentation of Vessel.......................................9
        3.11   Sale, Charter or Mortgage of Vessel...........................9
        3.12   Insurance....................................................10
        3.13   Requisition of Title to Vessel...............................11
        3.14   Requisition of Vessel but Not Title..........................11
        3.15   Execution of Additional Documents............................12

ARTICLE 4.

        EVENTS OF DEFAULT AND REMEDIES......................................12
        4.1    Events of Default............................................12
        4.2    Remedies.....................................................13


        4.3    Sale of Vessel by Mortgagee..................................14
        4.4    Mortgagee to Sign for Mortgagor..............................15
        4.5    Mortgagee to Collect Hire, Etc...............................15
        4.6    Right to a Receiver..........................................15
        4.7    Suits to Protect the Vessel..................................15
        4.8    Costs of Mortgagee...........................................16
        4.9    Right of Mortgagee...........................................16
        4.10   Restoration of Position......................................16
        4.11   Proceeds of Sale.............................................17
        4.12   Gaming Approvals.............................................17

ARTICLE 5.

        MISCELLANEOUS PROVISIONS............................................17
        5.1    Addresses for Notices, Etc...................................17
        5.2    Mortgagee's Expenses, Including Attorney's Fees..............18
        5.3    Counterparts.................................................19
        5.4    Interest of Mortgagee........................................19
        5.5    Survivorship of Covenants....................................19
        5.6    Amendments...................................................19
        5.7    Discharge of Lien............................................19
        5.8    Incorporation into Mortgage..................................19
        5.9    GOVERNING LAW................................................19
        5.10   Conflict.....................................................20

                         FIRST PREFERRED VESSEL MORTGAGE

               THIS FIRST PREFERRED VESSEL MORTGAGE (as same may be amended, replaced or supplemented from time to time hereafter, this "Mortgage") dated as of December 30, 1997, is granted by:

        FITZGERALDS MISSISSIPPI, INC.
        711 Lucky Lane
        Robinsville, MS 38664

a corporation organized and existing under and by virtue of the laws of the State of Mississippi ("Mortgagor") in favor of: The Bank of New York, whose address is 101 Barclay Street - 21W, New York, New York 10286, as Trustee under that certain Indenture (as same may be amended or supplemented from time to time hereafter, the "Indenture") dated December 30, 1997, by and among Fitzgeralds Gaming Corporation, a Nevada corporation (the "Company"), Mortgagor and the other Guarantors named therein and The Bank of New York, as Trustee-Mortgagee ("Mortgagee").

        WHEREAS:

        A. Mortgagor is the sole owner of the whole of the vessel identified and described in the Granting Clause of this Mortgage.

        B. Pursuant to the terms and conditions of the Indenture, the Company has executed certain 12 1/4% Senior Secured Notes (together with any replacements thereof contemplated in the Indenture and as same may be amended or supplemented from time to time hereafter, the "Notes") dated as of December 30, 1997, and due in 2004, in the aggregate stated maximum principal amount of TWO HUNDRED FIFTY FIVE MILLION DOLLARS AND NO/100 ($255,000,000.00).

        C. Mortgagor is a wholly-owned subsidiary of the Company and has guaranteed (as same may be amended, replaced or supplemented from time to time hereafter, "Mortgagor's Guaranty"), pursuant to the terms of the Indenture, payment by the Company of the indebtedness evidenced by the Notes and performance by the Company of the obligations of the Company under the Notes and the Indenture.

        D. Mortgagor has entered into that certain Deed of Trust, Security Agreement And Fixture Filing With Assignment of Rents of even date herewith (as same may be amended, replaced or supplemented from time to time hereafter, the

"Deed of Trust"), recorded in Tunica County, Mississippi covering certain fee estates, improvements and other real and personal property owned by Mortgagor; which Deed of Trust secures payment and performance of the Subsidiary Guarantee Obligations, as defined in the Deed of Trust.

        E. In order to further secure the due and punctual payment and performance of all of the Subsidiary Guarantee Obligations, Mortgagor has agreed to execute and deliver this Mortgage as follows:

                                   WITNESSETH:

        IN CONSIDERATION OF THE FOREGOING PREMISES AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, MORTGAGOR DOES HEREBY IRREVOCABLY GRANT, BARGAIN, SELL, TRANSFER, MORTGAGE, CONVEY AND ASSIGN UNTO AND IN FAVOR OF MORTGAGEE, its successors and assigns, as agent and representative for the equal and ratable benefit of the Holders, the following (but excluding in each and every case all Excluded Assets, as defined in the Deed of Trust), whether now owned or hereafter acquired:

                               GRANTING CLAUSE ONE

                                    [VESSEL]

The whole of the following named and described vessel and appurtenances (the "Vessel") to wit:

                           OFFICIAL
        NAME                NUMBER          TYPE
        ----                ------          ----

FITZGERALDS TUNICA           262757         Barge


TOGETHER WITH, all of the following now owned or hereafter acquired by Mortgagor or in which Mortgagor has any rights or interest and now or hereafter located in or on, or attached to, or used or intended to be used or which are now or may hereafter be appropriated for use on or in connection with the operation of the Vessel and the business being conducted or which may be conducted thereon, or in connection with any construction being conducted or which may be conducted thereon: boilers, engines, machinery, masts, spars, boats, cables, motors, tools, anchors, chains, booms, cranes, rigs, pumps, pipe, tanks, tackle, apparel, furniture, fixtures, rigging, supplies, fittings and gaming machinery, equipment and accessories relating to the Vessel and the gaming operations now or hereafter conducted thereon, including but not limited to communication systems, visual and electronic surveillance systems and transportation systems, tools, utensils, food and beverage, liquor, uniforms, linens, housekeeping and maintenance supplies, fuel, all gaming equipment and devices, financial equipment, computer equipment, calculators, adding machines, video game and slot machines, and any other electronic equipment of every nature used in connection with the operation of the Vessel and the business conducted thereon, all machinery, equipment, engines, appliances and fixtures for generating or distributing air, water, heat, electricity, light, fuel or refrigeration, or for ventilating or sanitary purposes, or for the exclusion of vermin or insects, or for the removal of dust, refuse or garbage, all wall-beds, wallsafes, built-in furniture and installations, shelving, lockers, partitions, doorstops, vaults, motors, elevators, dumb-waiters, awnings, window shades, Venetian blinds, light fixtures, fire hoses and brackets and boxes for the same, fire sprinklers, alarm, surveillance and security systems, drapes, drapery rods and brackets, mirrors, mantels, screens, linoleum, carpets and carpeting, plumbing, bathtubs, sinks, basins, pipes, faucets, water closets, laundry equipment, washers, dryers, ice-boxes and heating units, all kitchen and restaurant equipment, including but not limited to silverware, dishes, menus, cooking utensils, stoves, refrigerators, ovens, ranges, dishwashers, disposals, water heaters, incinerators, furniture, fixtures and furnishings, all cocktail lounge supplies, including but not limited to bars, glassware, bottles and tables used in connection with the Vessel, all chaise lounges, hot tubs, swimming pool heaters and equipment, and all other recreational equipment (computerized and otherwise), beauty and barber equipment, and maintenance supplies used in connection with the Vessel, all specifically designed installations and furnishings, and all furniture, furnishings and personal property of every nature whatsoever; and all extensions, additions, accessions, improvements, betterments, renewals, substitutions, and replacements to any of the foregoing, all of which (to the fullest extent permitted by law) shall be conclusively deemed appurtenances to the Vessel, and all other appurtenances to the Vessel appertaining or belonging, whether now owned or hereafter acquired, whether on board or not at any time of determination, and all additions, improvements and replacements hereafter made in or to the Vessel and all proceeds of any of the foregoing, including without limitation, any claim for compensation, purchase price reimbursement or award for a requisition pursuant to Section 3.13 hereof and any charter hire or other compensation resulting from a requisition pursuant to Section

3.14 hereof. Mortgagor and Mortgagee acknowledge that significant structures, improvements, additions, equipment and other appurtenances may be added to the Vessel after the execution of this Mortgage, and Mortgagor specifically affirms and agrees that all such appurtenances to the Vessel shall be subject to this Mortgage.

               TOGETHER WITH, all extensions, improvements, betterments, renewals, substitutes for and replacements of, and all additions, accessions, and appurtenances to, any of the foregoing that Mortgagor may subsequently acquire, and all conversions of any of the foregoing; Mortgagor agrees that all property hereafter acquired by Mortgagor and required by the Indenture, this Mortgage or any other Security Document to be subject to the Lien and/or security interests created by this Mortgage shall forthwith upon the acquisition thereof by Mortgagor be subject to the Lien and security interests of this Mortgage as if such property were now owned by Mortgagor and were specifically described in this Mortgage and granted hereby or pursuant hereto, and the Mortgagee is hereby authorized to receive any and all such property as and for additional security for the Subsidiary Guarantee Obligations.



        TO HAVE AND HOLD the same unto Mortgagee, its successors and assigns, forever upon the terms herein set forth to secure payment of the Subsidiary Guarantee Obligations, including the performance and observance of and compliance with the covenants, terms and conditions herein contained.

        PROVIDED, only, and the condition of these presents is such, that if the Subsidiary Guarantee Obligations shall be indefeasibly paid and performed in full, then, these presents and the rights hereunder shall cease, terminate and be void in the manner provided in Section 5.6 hereof.

        AND NOW, THE PARTIES HEREBY FURTHER AGREE, COVENANT AND DECLARE that the Vessel is to be held subject to the following covenants, conditions, provisions, terms and uses:

                                   ARTICLE 1.

                      DEFINITIONS AND RULES OF CONSTRUCTION

        For all purposes of this Mortgage, unless the context otherwise requires:

        1.1 Certain Definitions. Capitalized terms used herein and not otherwise defined herein but defined in the Indenture or the Deed of Trust shall have the definitions provided in the Indenture or the Deed of Trust, as the case may be.

        1.2  Rules of Construction. Unless the context otherwise requires:

               1.2.1  A term has the meaning assigned to it;

               1.2.2  "or" is not exclusive;

               1.2.3 Words in the singular include the plural, and in the plural include the singular;

               1.2.4 All references herein to particular articles or sections, unless otherwise provided, are references to articles or sections of this Mortgage.

               1.2.5 The headings herein are solely for convenience of reference and shall not constitute a part of this Mortgage nor shall they affect its meaning, construction or effect.

                                    ARTICLE 2.

                            GENERAL MORTGAGE PROVISIONS

        For purposes of this Mortgage and in order to comply with Title 46,
Section 31321(b)(3) of the United States Code, the parties to this Mortgage hereby declare that the indebtedness which is now or will in the future be owed under the Notes, the Guarantees and the other Subsidiary Guarantee Obligations is an amount up to the maximum sum of TWO HUNDRED FIFTY FIVE MILLION DOLLARS AND NO/100 ($255,000,000), as the total of all possible advances that may be made under the loan evidenced by the Notes, together with interest, attorneys' fees and costs of performance of the Subsidiary Guarantee Obligations and the covenants of this Mortgage, the Notes, the Guarantees, the Deed of Trust and the other Note Documents. The discharge amount is the same as such total amount, together with interest, expenses, attorneys' fees and costs and performance of the Subsidiary Guarantee Obligations and the covenants of this Mortgage, the Notes, the Guarantees, the Deed of Trust and the other Note Documents.

                                   ARTICLE 3.

REPRESENTATIONS, WARRANTIES AND COVENANTS OF MORTGAGOR

        Mortgagor represents, warrants, covenants and agrees with Mortgagee as follows:

        3.1 Corporate Status of Mortgagor. Mortgagor is a corporation organized and existing under and by virtue of the laws of the State of Mississippi and is and will remain a citizen of the United States of America within the meaning of Title 46, Section 802, of the United States Code, entitled to own and document the Vessel to engage in the trade in which the Vessel is operating under the laws of the United States of America.

        3.2 Outstanding Liens. Mortgagor lawfully owns and is lawfully possessed of the Vessel free and clear of all Liens, except the Permitted Liens under the Indenture; and Mortgagor will and does hereby warrant and defend the title and possession thereto and to every part thereof for the benefit of Mortgagee against the claims and demands of all persons whomsoever subject to the Permitted Liens and other matters permitted under the Indenture.

        3.3 Compliance with Law. Mortgagor will comply with and satisfy all applicable formalities and provisions of the laws and regulations of the United States of America in order to perfect, establish and maintain this Mortgage, any supplement or amendment hereto and any assignment hereof by Mortgagee as a first priority mortgage upon the Vessel and upon all additions, improvements and replacements made in or to the same subject only to the Permitted Liens. Mortgagor shall furnish to Mortgagee, from time to time, such proofs as Mortgagee may reasonably request with respect to Mortgagor's compliance with the foregoing covenant. Mortgagor shall promptly pay and discharge all United States Coast Guard fees and expenses in connection with the recordation of this Mortgage, any supplement or amendment thereto and any assignment thereof by Mortgagee. In the event that any provisions hereof shall be deemed invalidated in whole or in part by reason of any present or future law or any decision of any court, Mortgagor will execute such other and further assurances and documents as in the reasonable opinion of Mortgagee may be required to more effectually subject the Vessel to the payment and performance of the Subsidiary Guarantee Obligations.

        In addition, Mortgagor covenants that at all times it will comply with all applicable formalities and provisions of the laws and regulations of the State of Mississippi, including but not limited to the Mississippi Gaming Laws, including the Mississippi Gaming Control Act and the regulations promulgated thereunder.

        3.4 Operation of Vessel. Mortgagor will not cause or permit the Vessel to be operated in any manner contrary to law and Mortgagor will not engage in any unlawful trade or violate any law or expose the Vessel to penalty or forfeiture, and will not do, or suffer or permit to be done, anything which can or may injuriously affect the registration or flag of the Vessel under the laws and regulations of the United States of America. Mortgagor will not allow the Vessel to leave the continental United States nor permit the Vessel to operate outside the navigation limits of the insurance required pursuant to Section 3.12 of this Mortgage. Mortgagor will keep the Vessel duly documented as a Vessel of the United States of America, entitled to engage in the coast wide trade. Mortgagor will not operate the Vessel in any manner other than as a stationary casino.

        3.5 Payment of Taxes, Etc. Subject to the provisions of Section 4.5 of the Indenture, Mortgagor will pay or cause to be paid prior to delinquency, all taxes, assessments, governmental levies, fines and penalties lawfully imposed on Mortgagor or on the Vessel.

        3.6 Notice of Mortgage. Mortgagor will place, and at all times will retain, properly certified copies of this Mortgage and a notice of this Mortgage with the Certificate of Documentation of the Vessel on board the Vessel. In addition, Mortgagor shall display a notice reading as follows, printed in plain type of such size that each paragraph of reading matter shall cover a space not less than six (6) inches wide by nine (9) inches high, and framed under glass, shall be placed and kept prominently displayed on the Vessel:

                               NOTICE OF MORTGAGE

        This Vessel is owned by Fitzgeralds Mississippi, Inc., a Mississippi corporation, and is covered by a First Preferred Vessel Mortgage in favor of The Bank of New York, a New York banking association, as mortgagee, to secure payment of indebtedness. Under the terms of said Mortgage, no owner, operator, charterer, cargo owner, subcharterer or the master of this vessel, or any other person or persons has the right, power, or authority to create, incur or permit to exist on this Vessel any lien whatsoever other than liens for crew's wages and salvage and certain other liens permitted by Mortgagee.

        3.7 Release from Arrest. If a complaint be filed against the Vessel, or if the Vessel is otherwise attached, arrested, levied upon or taken into custody by virtue of any legal proceeding in any court, Mortgagor will promptly notify Mortgagee thereof by telephone facsimile, confirmed by letter, and within fifteen (15) days will cause the Vessel to be released by posting security and will promptly notify Mortgagee thereof in the manner aforesaid.

        3.8 Care of the Vessel. On the date hereof and at all times thereafter, the Vessel is, and shall be, tight, staunch and strong and well and sufficiently tackled, appareled, furnished and equipped and in all respects seaworthy. Except as otherwise expressly permitted by Section 4.15 of the Indenture, Mortgagor shall preserve and maintain the Vessel in good condition, repair and working order (reasonable wear and tear excepted) and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof. At the request of Mortgagee, Mortgagor shall certify monthly that all wages and other claims whatsoever which might give rise to a Lien upon the Vessel were promptly and duly paid.

        3.9 Access to Vessel. Mortgagor at all reasonable times will afford Mortgagee or its authorized representatives full and complete access to the Vessel for the purpose of inspecting the same and Mortgagor's papers and records with respect thereto.

        3.10 Documentation of Vessel. Mortgagor will keep the Vessel duly documented in the name of Mortgagor as a vessel of the United States of America, under the flag of the United States of America, entitled to engage in the operations conducted by Mortgagor and eligible for the trade in which the Vessel is operating.

        3.11 Sale, Charter or Mortgage of Vessel.

               3.11.1 Prohibitions. Except as otherwise expressly permitted by the Indenture, Mortgagor covenants that at all times prior to the indefeasible payment in full of the Subsidiary Guarantee Obligations, Mortgagor shall neither make nor suffer to exist, nor enter into any agreement for, any sale, charter, assignment, exchange, mortgage, transfer, Lien, hypothecation or encumbrance of all or any part of the Vessel. As used herein, "transfer" includes the actual transfer or other disposi-tion, whether voluntary or involuntary, by law, or otherwise, except those transfers specifically permitted herein, provided, however, that "transfer" shall not include the granting of utility or other beneficial easements with respect to the Vessel which are granted by Mortgagor and are reasonably necessary to the construction or operation of the Property, as defined in the Deed of Trust.

               3.11.2 Pari-Passu Liens. Mortgagor may grant a Lien on all or any portion of the Vessel, which Lien (a "Pari Passu Encumbrance") shall, notwithstanding the date of filing, rank "equally and ratably with" or "pari passu" (as such terms are used herein or in the Indenture) with the Lien created by this Mortgage, provided all of the following conditions are satisfied:

               (i) the Lien is permitted by the terms of the Indenture to secure Indebtedness equally and ratably with or pari passu with the Notes;

               (ii) The instrument creating the applicable Lien (A) contains the following statement: "Pursuant to Section 3.11.2 of that certain First Preferred Vessel Mortgage dated as of December 30, 1997 from
        Fitzgeralds Mississippi, Inc., as Mortgagor, to The Bank of New York, as Mortgagee, the lien created by this instrument ranks equally and ratably with or pari passu with the lien created by said First Preferred Vessel Mortgage," and (B) provides for rights and remedies no greater than those contained in the Note Documents; and

               (iii) Mortgagor has complied with all other applicable terms and provisions of the Indenture.

Mortgagee agrees to execute any additional documents which may be reasonably required to confirm and establish that the lien of any Pari Passu Encumbrance is pari passu with the Lien of this Mortgage; provided that, Mortgagee shall have no liability thereunder and all costs and expenses thereof shall be paid by Mortgagor.

        3.12 Insurance. Mortgagor shall, at its sole expense, obtain, deliver to and assign and maintain for the benefit of Mortgagee, during the term of this Mortgage, insurance policies insuring the Vessel and liability insurance policies, all in accordance with the requirements of Section 4.16 of the Indenture. Mortgagor shall pay promptly when due any premiums on such insurance policies and on any renewals thereof. All such policies and renewals thereof shall contain a noncontributory standard mortgagee or beneficiary endorsement (Form 438 BFU or its equivalent) making losses payable to Mortgagee as its interest may appear. In the case of any loss or damage to the Vessel covered by insurance, Mortgagor shall give immediate notice to Mortgagee thereof and all insurance monies, awards or other payments shall be included in Net Proceeds and shall be applied in the same manner and in accordance with terms and conditions contained in Section 4.10 of the Indenture. Mortgagor shall not, without the prior written permission of Mortgagee to be given in Mortgagee's sole and absolute discretion, do any act, or voluntarily suffer or permit any act to be done, whereby any insurance required by this Section 3.12 shall or may be suspended, impaired or defeated, or suffer or permit the Vessel to engage in any voyage, to carry any cargo, or engage in any other activity not permitted under the policies of insurance then in effect without procuring insurance covering the Vessel in all respects for such voyage or the carriage of such voyage.

        3.13 Requisition of Title to Vessel. In the event that the title or ownership of the Vessel shall be requisitioned, purchased or taken by the United States of America or any government of any state of the United States or any other country or any department, agency or representative thereof, pursuant to any present or future law, proclamation, decree, order or otherwise, the lien of this Mortgage shall be deemed to attach to the claim for compensation, and the compensation, purchase price, reimbursement or award for such requisition, purchase or other taking of such title or ownership shall be included in Net Proceeds and shall be payable to Mortgagee, who shall be entitled to receive the same and hold and apply such compensation, purchase price, reimbursement or award in the same manner and in accordance with terms and conditions contained in Section 4.10 of the Indenture. In the event of any such requisition, purchase or taking, Mortgagor shall promptly execute and deliver to Mortgagee such documents, if any, as in the opinion of counsel for Mortgagee may be necessary or useful to facilitate or expedite the collection by Mortgagee of such compensation, purchase price, reimbursement or award.

        3.14 Requisition of Vessel but Not Title. In the event that the United States of America or any government of any other country or any department, agency or representative thereof shall not take the title or ownership of the Vessel but shall requisition, charter, or in any manner take over the use of the Vessel pursuant to any present or future law, proclamation, decree, order or otherwise, all charter hire and compensation resulting therefrom and any sum payable by reason of the loss of or injury to or depreciation of the Vessel resulting from such requisitioning, chartering or taking of the use of the Vessel shall be included in Rents and shall be the property of Mortgagor, subject to the Assignment of Rents contained in the Deed of Trust.

        3.15 Execution of Additional Documents. Mortgagor agrees to execute all additional documents, instruments, UCC Financing Statements and other agreements that Mortgagee may reasonably deem necessary and appropriate, in form and substance satisfactory to Mortgagee, to keep this Mortgage in effect, to better reflect the true intent of this Mortgage, and to consummate fully all of the transactions contemplated hereby and by the Deed of Trust, the Notes, the Guarantees and the other Note Documents.

                                   ARTICLE 4.

                         EVENTS OF DEFAULT AND REMEDIES

        4.1 Events of Default. Subject to any applicable cure period provided for in the Indenture or in this Mortgage, or if no cure period has been specified then 30 days after Mortgagee has provided written notice to Mortgagor with respect thereto (any such cure periods to run concurrently and not consecutively), any of the following shall be deemed to be an Event of Default hereunder:

               4.1.1 The occurrence of one or more "Events of Default" (as defined in the Indenture) shall constitute an "Event of Default" under this Mortgage.

               4.1.2 The occurrence of one or more "Events of Default" (as defined in the Deed of Trust) shall constitute an "Event of Default" under this Mortgage.

               4.1.3 Failure to perform any of the terms, covenants and conditions in this Mortgage or any of the other Collateral Documents or Note Documents.

               4.1.4 Any statement, representation or warranty given by Mortgagor to Mortgagee in any of the Note Documents, in connection with the Indenture or in any other document provided by Mortgagor, including this Mortgage, is found to be materially false or misleading.

               4.1.5 A default under, or the institution of foreclosure or other proceedings to enforce, any Lien or Permitted Lien of any kind upon the Property or any portion thereof.

               4.1.6 Any transfer of the Property or any portion thereof without the prior consent of Beneficiary as provided in Section 3.11 hereof.

        4.2 Remedies. In each and every Event of Default, Mortgagee shall have the right to:

               4.2.1 Accelerate the maturity date(s) of any or all of the Subsidiary Guarantee Obligations (except that such acceleration shall be automatic if the Event of Default is caused by any of the events described in Sections 6.1 (9) and 6.1 (10) of the Indenture), declare the outstanding principal amount of the Notes and the interest accrued thereon, and all other Subsidiary Guarantee Obligations, to be due and payable immediately, and upon such declaration such principal and interest and other Subsidiary Guarantee Obligations shall immediately become due and payable without demand, presentment, notice or other requirements of any kind (all of which Mortgagor waives);

               4.2.2 Exercise all the rights and remedies in foreclosure and otherwise given to Mortgagee by the laws and regulations of the United States of America or of the country wherein the Vessel shall then be found or of any country wherein the Vessel may thereafter be found or of any other applicable jurisdiction;

               4.2.3 Bring suit at law, in equity or in admiralty, as it may be advised, to recover judgment for any and all amounts secured hereby and collect the same from Mortgagor and/or out of any and all property of Mortgagor covered by this Mortgage;

               4.2.4 Take the Vessel without legal process wherever the same may be; and Mortgagor or other person in possession, forthwith upon demand of Mortgagee shall surrender to Mortgagee possession of the Vessel and Mortgagee may, without being responsible for loss or damage, hold, lay up, lease, charter, operate or otherwise use the Vessel for such time and upon such terms as it may deem to be for its best advantage, accounting only for the net profits, if any, arising from such use of the Vessel and charging upon all receipts from the use of the Vessel or from the sale thereof by court proceedings or pursuant to the provisions set forth in 4.3 below, all costs, expenses, charges, damages or losses by reason of such use; and if at any time Mortgagee shall avail itself of the right herein given it to take the Vessel, Mortgagee shall have the right to dock the Vessel for a reasonable time at any dock, pier, or other premises of Mortgagor or leased by Mortgagor without charge, or to dock it at any other place at the cost and expense of Mortgagor;

               4.2.5 Without being responsible for loss or damage, sell the Vessel at any place and at such time as Mortgagee may specify and in such manner as

Mortgagee may deem advisable free from any claim by Mortgagor in admiralty, in equity, at law or by statute, after first giving notice of the time and place of sale with a general description of the Vessel in the following manner:

                      (a) By publishing such notice three times a week for two consecutive weeks, with the last date of publication not more than 20 nor less than five days immediately preceding the sale, in a daily newspaper of general circulation published in Tunica, Mississippi and in the Journal of Commerce;

                      (b) If the place of sale should not be Tunica, Mississippi, then also by publication of a similar notice in a daily newspaper, if any, published at the place of sale; and

                      (c) By mailing a similar notice to Mortgagor on the day of first publication.

                     4.2.5.1 Mortgagor may, for any cause it deems expedient, postpone the sale of all or any portion of the Vessel until it shall be completed and, in every case, notice of postponement shall be given by public announcement thereof at the time and place last appointed for the sale and from time to time thereafter Mortgagor may postpone such sale by public announcement at the time fixed by the preceding postponement.

                     4.2.5.2 Any such sale may be conducted without bringing the Vessel to be sold to the place designated for such sale and in such manner as Mortgagee may deem to be for its best advantage.

               4.2.6 Mortgagor hereby consents to the appointment of a consent keeper or substitute custodian by Mortgagee with the costs thereof to be a cost of the sale to be paid from the proceeds of the sale or by Mortgagor.

        4.3 Sale of Vessel by Mortgagee. Any sale of the Vessel made by Mortgagee in pursuance of this Mortgage, whether under the power of sale hereby granted or any judicial proceedings, shall operate to divest all right, title and interest of any nature whatsoever of Mortgagor therein and thereto, and shall bar Mortgagor, its successors and assigns, and all persons claiming by, through or under them. At any such sale Mortgagee or any other holders of the Notes may bid for and purchase the Vessel and upon compliance with the terms of sale may hold, retain and dispose of the Vessel without further accountability therefor.

        4.4 Mortgagee to Sign for Mortgagor. For purposes of any sale of the Vessel made by Mortgagee in pursuance of this Mortgage, whether under the power of sale hereby granted or any judicial proceedings, Mortgagee is hereby appointed attorney-in-fact of Mortgagor to execute and deliver to any purchaser aforesaid and is hereby vested with full power and authority to make, in the name and on behalf of Mortgagor, a good conveyance of the title to the Vessel. With respect to the foregoing power of attorney and each and every other power of attorney granted elsewhere herein (including without limitation Section 4.5 hereof)or in the other Note Documents, Mortgagee, by its acceptance hereof, acknowledges and understands that the Gaming Authorities may require that Mortgagee or any other person granted a right to act for or on behalf of the Company, Mortgagor or any other Guarantor obtain Gaming Approvals before, during or after the exercise thereof.

        4.5 Mortgagee to Collect Hire, Etc. Mortgagee is hereby appointed attorney-in-fact of Mortgagor upon the happening of and during, but only during, the continuance of any Event of Default, in the name of Mortgagor (a) to demand, collect, receive, compromise and sue for, so far as may be permitted by law, all Rents of the Vessel and all amounts due from underwriters under any insurance thereon as payment of losses or as return premiums or otherwise, and all other sums, due or to become due at the time of the happening of and during, but only during, the continuance of any Event of Default in respect of the Vessel, or in respect of any insurance thereof from any person whomsoever, and (b) to make, give and execute in the name of Mortgagor acquittance, receipts, releases, or other discharges for the same, whether under seal or otherwise, and (c) to endorse and accept in the name of Mortgagor all checks, notes, drafts, warrants, agreements and all other instruments with respect to the foregoing. The rights of Mortgagee provided in this Section 4.5 are in addition to all other rights of Mortgagee provided in this Mortgage and in the other Note Documents (including, without limitation, Section 3.12 of this Mortgage) and the provisions of this
Section 4.5 shall not be construed to limit any of such other rights.

        4.6 Right to a Receiver. If any legal proceedings shall be taken to enforce any right under this Mortgage, Mortgagee shall be entitled as a matter of right to the appointment of a receiver of the Vessel and the Rents due or to become due and arising from the operation thereof.

        4.7 Suits to Protect the Vessel. Mortgagee shall have the power and authority to institute and maintain any suits and proceedings as Mortgagee, in its sole and absolute discretion, may deem expedient (a) to prevent any impairment of the

Vessel by any acts which may be unlawful or in violation of the terms of this Mortgage or any of the other Note Documents, or (b) to restrain the enforcement of or compliance with any legislation or other Applicable Laws that may be unconstitutional or otherwise invalid or if the enforcement of or compliance with such enactment, rule or order would impair the security hereunder or be prejudicial to the interest of Mortgagee or the holders of the Notes. Mortgagee shall give notice to Mortgagor promptly following institution of any such suit or proceeding.

        4.8 Costs of Mortgagee. Mortgagee shall be entitled to recover judgment against Mortgagor for the amount of Mortgagee's reasonable costs and expenses of enforcement of the terms and provisions of this Mortgage, including reasonable attorneys' fees and costs and any necessary advances, expenses and liabilities made or incurred by Mortgagee in exercising its rights and remedies hereunder, after the occurrence of and during, but only during, the continuance of an Event of Default.

        4.9 Right of Mortgagee. Each and every power and remedy herein given to Mortgagee shall be cumulative and shall be in addition to every other power and remedy herein given or given in the Deed of Trust or the other Note Documents or now or hereafter existing at law, in equity, in admiralty or by statute, and each and every power and remedy whether herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by Mortgagee, and the exercise or the beginning of the exercise of any power to remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other power or remedy. No delay or omission by Mortgagee in the exercise of any right or power or in the pursuance of any remedy accruing upon any Event of Default shall impair any such right, power or remedy or be construed to be a waiver of any Event of Default or be construed to be any acquiescence therein; nor shall the acceptance by Mortgagee of any security or of any payment of or on account of any of the Subsidiary Guarantee Obligations after any Event of Default or of any payment on account of any past Event of Default be construed to be a waiver of any right to take advantage of any future Event of Default or of any past Event of Default not completely cured thereby.

        4.10 Restoration of Position. If Mortgagee shall have proceeded to enforce any right or remedy under this Mortgage by foreclosure, entry or otherwise and such proceedings shall have been discontinued or abandoned for any reason, then, and in every such case Mortgagor and Mortgagee shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Mortgagee shall continue as if no such proceedings had occurred or had been taken.

        4.11 Proceeds of Sale. The proceeds of any sale of the Vessel and the net earnings from the hire or from any operation or use of the Vessel by Mortgagee under any of the powers herein specified and any and all other money received by Mortgagee pursuant to or under the terms of this Mortgage or in any proceedings hereunder, the application of which has not elsewhere been specifically provided, shall be applied as follows:

               4.11.1 To the payment of all reasonable expenses and charges, including the expenses of any sale, and expenses of any retaking, attorneys' fees, court costs, keepers' fees, necessary repairs and any other expenses or advances made or incurred by Mortgagee in the protection of its rights or the pursuance of its remedies hereunder; then

               4.11.2 To the payment in full of any amounts then due and unpaid under the Subsidiary Guarantee Obligations; then

               4.11.3 To Mortgagor or to whomsoever may be then entitled thereto.

        4.12 Gaming Approvals. By its acceptance hereof, Mortgagee acknowledges that Mortgagor's right to grant a Lien on, and Mortgagee's right to enforce a Lien on and foreclose on, sell, possess and/or exercise any other rights or remedies pursuant to the terms hereof with respect to certain gaming equipment or other property used in the gaming business of Mortgagor and included in the Vessel and Gaming Approvals and any liquor and liquor licenses and permits included in the Vessel may be limited, proscribed or prohibited under Gaming Law or applicable liquor laws and regulations of the State of Mississippi or other Government Authorities and that Mortgagor and Mortgagee are subject to Gaming Law and such other laws and regulations with respect to such assignment, granting, enforcement, foreclosure, sale and/or possession.

                                   ARTICLE 5.

                            MISCELLANEOUS PROVISIONS

        5.1 Addresses for Notices, Etc. Any notices or other communications to Mortgagor or Mortgagee required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telex, by telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

Mortgagee:            The Bank of New York,
                      A New York banking association
                      101 Barclay Street - 21W
                      New York, New York  10286
                      Attention: Corporate Trust Administration

Mortgagor:            FITZGERALDS MISSISSIPPI, INC.
                      a Mississippi corporation
                          711 Lucky Lane
                          Robinsville, Mississippi 38664

with a copy to:       FITZGERALD GAMING CORPORATION
                          301 Fremont Street
                          Las Vegas, Nevada 89101

Mortgagor or Mortgagee by notice to each other may designate additional or different addresses as shall be furnished in writing by such party. Any notice or communication to Mortgagor or Mortgagee shall be deemed to have been given or made as of the date so delivered, if personally delivered; when answered back, if telexed; when receipt is acknowledged, if telecopied; and five Business Days after mailing if sent by registered or certified mail, postage prepaid (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

        5.2 Mortgagee's Expenses, Including Attorney's Fees. Regardless of the occurrence of a Default or Event of Default, Mortgagor agrees to pay to Mortgagee any and all advances, charges, costs and expenses, including reasonable fees and expenses of counsel and any experts or agents, that Mortgagee may reasonably incur in connection with (i) the administration of this Mortgage, including any amendment thereto or any workout or restructuring, (ii) the creation, perfection, or continuation of the Lien created by this Mortgage in the Vessel or the protection of its first priority in the Vessel, including the discharging of any prior or junior lien or adverse claim against the Vessel or any part thereof that is not permitted hereby or by the Indenture, (iii) the custody, preservation or sale of, collection from, or other realization upon, any part of the Vessel, (iv) the exercise or enforcement of any of the rights, powers, or remedies of Mortgagee under this Mortgage or under any Applicable Laws (including attorneys' fees and expenses actually incurred by Mortgagee in the maintenance or foreclosure of the Lien of this Mortgage) or bankruptcy proceed-ing, (v) Mortgage's due inscription and recordation in the National Vessel Documentation Center, (vi) the failure by Mortgagor to perform or observe any of the provisions hereof or (vii) any payments or advances made by Mortgagee in order to prevent or protect the Vessel from harm or damage. All such amounts and all other amounts payable hereunder shall be payable upon demand, together with, if paid after the due date, interest at the Default Rate.

        5.3 Counterparts. This Mortgage may be executed in any number of counterparts and all such counterparts executed and delivered each as an original shall constitute but one and the same instrument.

        5.4 Interest of Mortgagee. The interest of Mortgagor in the Vessel and the interest mortgaged by this Mortgage is 100% absolute and sole ownership.

        5.5 Survivorship of Covenants. All of the covenants, promises, stipulations and agreements of Mortgagor contained herein shall bind Mortgagor and its successors and assigns and shall inure to the benefit of Mortgagee and its successors and assigns.

        5.6 Amendments. This Mortgage may not be modified, supplemented or amended in any respect, or any waiver given in regard to any of the provisions hereof, except with the written consent of Mortgagee.

        5.7 Discharge of Lien. When the Subsidiary Guarantee Obligations have been indefeasibly paid and satisfied in full, Mortgagee shall, at Mortgagor's expense, execute and deliver to Mortgagor such documents as Mortgagor shall reasonably request to evidence the surrender and discharge of the lien hereof upon the Vessel.

        5.8 Incorporation into Mortgage. The Whereas Clauses and the Granting Clause of this Mortgage are incorporated in and are made a part of this Mortgage.

        5.9 GOVERNING LAW. THIS MORTGAGE SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF NEW YORK, EXCEPT (1) TO THE EXTENT THAT THE PROVISIONS OF CHAPTER 313 OF TITLE 46 OF THE UNITED STATES CODE AND THE GENERAL MARITIME LAW OF THE UNITED STATES ARE APPLICABLE, AND (2) THE PROVISIONS FOR THE CREATION, PERFECTION AND ENFORCEMENT OF THE LIEN AND SECURITY INTEREST CREATED PURSU-

ANT TO THIS MORTGAGE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MISSISSIPPI.

        5.10 Conflict. In the event that the provisions of this Mortgage shall conflict with or be inconsistent with the provisions of the Indenture, the terms and provisions of the Indenture shall control and govern the obligations, rights and responsibilities of the parties hereto.

               IN WITNESS WHEREOF, Mortgagor has executed this Mortgage as of the day and year first above written.

                                     FITZGERALDS MISSISSIPPI, INC.,
                                     a Mississippi corporation



                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                 ACKNOWLEDGMENT


STATE OF              )
                      ) SS.
COUNTY OF             )


                      On the ____________ day of December, 1997, before me personally came ______________________to me known, who, being by me duly sworn, did depose and say that he resides at _________________; that he is the _____________________ of Fitzgeralds Mississippi, Inc., the corporation described in and which executed the above instrument; that knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and acknowledged that _________________ signed ______________ name thereto by like order.


                                 -------------------------------------------
                                                  NOTARY PUBLIC


My Commission expires:

                                    EXHIBIT A

                            LEGAL DESCRIPTION OF LAND

                                                               BOOK 141 PAGE 377

                                    TRACT 1



A tract of land situated in Sections 9 and 10, Township 3 South, Range 11 West, Tunica County, Mississippi and more particularly described as follows:

Commencing from a railroad spike set in Commerce Road, said railroad spike represents the southeast corner of Section 15, Township 3 South, Range 11 West, Tunica County, Mississippi, thence North 90 degrees, 00 minutes, 00 seconds West for 4201.45 feet to a point; thence North 9 degrees, 09 minutes, 00 seconds East for 7728.13 feet to the "Point of Beginning" of Tract 1 herein described; thence

South 74 degrees, 23 minutes, 00 seconds West for 4442.00 feet to a point on the existing slope of the Mississippi River Commaree Trenchfill Investment Project (said slope being on the southern or eastern side of the Mississippi River), thence

North 59 degrees, 14 minutes, 00 seconds East along the said existing slope for 2549.00 feet to a point; thence

North 55 degrees, 32 minutes, 06 seconds, 00 seconds East and continuing along the said existing slope for 1751.00 feet to a point; thence

North 53 degrees, 45 minutes, 00 seconds East and continuing along the said existing slope for 1049.02 feet to a point; thence

South 45 degrees, 17 minutes, 48 seconds East for 2113.63 feet to a found concrete monument representing the center of Section 10, Township 3 South, Range 11 West, Tunica County, Mississippi, thence

North 89 degrees, 45 minutes, 12 seconds East for 122.36 feet to a point; thence

South 50 degrees, 13 minutes, 00 seconds West for 360.83 feet to a point, thence

South 54 degrees, 09 minutes, 04 seconds West for 483.00 feet to a point; thence

South 49 degrees, 09 minutes, 00 seconds West for 225.00 feet to a point; thence

North 47 degrees, 14 minutes, 08 seconds West for 314.00 feet to a point; thence

North 23 degrees, 95 minutes, 08 seconds West for 870.00 feet to the said "Point of Beginning", containing 132.82 acres, more or less.

Bearings in the above description have an origin of TRUE NORTH based on computations from celestial observations.

                                                               BOOK 141 PAGE 378


                                    TRACT 2*


A tract of land situated in the Southeast 1/4 of the Southeast 1/4, the Northeast 1/4 of the Southeast 1/4, the Northwest 1/4 of the Southeast 1/4 and the Northeast 1/4 of the Southwest 1/4, all in Sections 10, Township 3 South, Range 11 West, Tunica County, Mississippi and more particularly described as follows:

Commencing from an iron bar in the present Yazoo-Mississippi Delta Levee Commission baseline at mile post 22/23, also referred to as station 21/53+03 and said iron bar being further described as being located 2959.97 feet South of and
369.80 feet West of a concrete monument representing the northeast corner of
Section 10, Township 3 South, Range 11 West, Tunica County, Mississippi; thence South 23 degrees, 06 minutes, 34 seconds West for 948.29 feet to an feet to a point on the southern line of the Yazoo-Mississippi Delta Levee Commission boundary and the "Point of Beginning" of the Tract 2 herein described; thence

South 50 degrees, 44 minutes, 06 seconds West for 249.86 feet to a point;
thence

North 57 degrees, 04 minutes, 05 seconds West for 461.24 feet to a point; thence

North 71 degrees, 16 minutes, 09 seconds West for 354.34 feet to a point; thence

North 77 degrees, 33 minutes, 19 seconds West for 320.25 feet to a point; thence

North 65 degrees, 43 minutes, 51 seconds West for 287.55 feet to a point; thence

North 48 degrees, 24 minutes, 20 seconds West for 276.87 feet to a point; thence

North 41 degrees, 07 minutes, 03 seconds West for 177.13 feet to a point; thence

North 27 degrees, 20 minutes, 85 seconds West for 140.25 feet to a point on the northern line of the Yazoo-Mississippi Delta Levee Commission boundary; thence

North 54 degrees, 09 minutes, 08 seconds East along said northern line for
22.30 feet to a point; thence

North 50 degrees, 18 minutes, 09 seconds East and continuing along said northern line for 149.65 feet to a point; thence

South 32 degrees, 18 minutes, 13 seconds East for 204.92 feet to a point; thence

South 41 degrees, 36 minutes, 46 seconds East for 147.74 feet to a point; thence

South 48 degrees, 34 minutes, 22 seconds East for 388.74 feet to a point; thence

South 82 degrees, 34 minutes, 59 seconds East for 202.68 feet to a point;
thence

South 82 degrees, 39 minutes, 27 seconds East for 258.65 feet to a point; thence

South 68 degrees, 25 minutes, 20 seconds East for 136.39 feet to a point; thence

South 79 degrees, 38 minutes, 22 seconds East for 163.38 feet to a point; thence

South 63 degrees, 57 minutes, 04 seconds East for 199.25 feet to a point; thence

South 47 degrees, 30 minutes, 27 seconds East for 621.41 feet to the said "Point of Beginning", containing 13.95 acres, more or less.

Bearings in the above description have an origin of TRUE NORTH based on computations from celestial observations.

                                                               BOOK 141 PAGE 379

                                    TRACT 3


A tract of land situated in Section 10, Township 3 South, Range 11 West, Tunica County, Mississippi and more particularly described as follows:

Commencing from an iron pin representing the southeast corner of Section 10, Township 3 South, Range 11 West, Tunica County, Mississippi; thence North 0 degrees, 14 minutes, 36 seconds West along the east line of said Section 10 for
198.42 feet to the "Point of Beginning" of the tract herein described; thence

North 0 degrees, 14 minutes, 36 seconds West and continuing along the said east line of Section 10 for 848.14 feet to a point; thence

South 72 degrees, 54 minutes, 40 seconds West for 236.34 feet to a point;
thence

North 51 degrees, 57 minutes, 56 seconds West for 272.93 feet to a point; thence

North 44 degrees, 31 minutes, 48 seconds West for 476.17 feet to the northern most boundary (also referred to as the landside boundary) of the Yazoo-Mississippi Delta Levee Commission property; thence

South 50 degrees, 44 minutes, 06 seconds West along the said southern boundary of the Yazoo-Mississippi Delta Levee Commission property for 249.77 feet to a point; thence

South 97 degrees, 57 minutes, 16 seconds East for 560.07 feet to a point; thence

South 44 degrees, 02 minutes, 26 seconds East for 431.02 feet to a point; thence

South 29 degrees, 52 minutes, 26 seconds East for 145.96 feet to a point; thence

South 31 degrees, 16 minutes, 14 seconds East for 487.57 feet to the said "Point of Beginning", containing 6.04 acres, more or less.

Bearings in the above description have an origin of TRUE NORTH based on computations from celestial observations.

                                                               BOOK 141 PAGE 380



                                    TRACT 4*



A tract of land situated in the Southwest 1/4 of Section 11, Township 3 South, Range 11 West, Tunica County, Mississippi and more particularly described as follows:

Commencing from a point representing the southwest corner of Section 11, Township 3 South, Range 11 West, Tunica County, Mississippi, thence North 0 degrees, 14 minutes, 36 seconds West along a line representing the western line of said Section 14 for 130.00 feet to the "Point of Beginning" of the tract herein described; thence

North 6 degrees, 14 minutes, 14 seconds West along a line representing the west line of said Section 11 for 346.00 feet to a point; thence

North 89 degrees, 39 minutes, 36 seconds East for 20.00 feet to a point; thence

South 0 degrees, 14 minutes, 36 seconds East for 948.09 feet to a point; thence

South 89 degrees, 39 minutes, 36 seconds West for 36.00 feet to the said "Point of Beginning", containing 0.4339 acres, more or less.

Bearings in the above description have an origin of TRUE NORTH based on computation from celestial observations.

                                                               BOOK 141 PAGE 381



                                    TRACT 8*



A tract of land situated in Section 11, Township 3 South, Range 11 West, Tunica County, Mississippi and more particularly described as follows:

Commencing from an iron pin representing the southwest corner of Section 11, Township 3 South, Range 11 West, Tunica County, Mississippi, North 19 degrees, 39 minutes, 34 seconds East for 20.08 feet to the said "Point of Beginning" of the tract herein described; thence

North 39 degrees, 39 minutes, 36 seconds East for 120.01 feet to a point; thence

North 8 degrees, 14 minutes, 36 seconds West for 1124.29 feet to a point; thence

North 11 degrees, 45 minutes, 30 seconds East for 190.77 feet to a point; thence

North 1 degree, 08 minutes, 48 seconds East for 600.56 feet to a point; thence

North 7 degrees, 37 minutes, 18 seconds East for 401.94 feet to a point on the northern boundary of the Yazoo-Mississippi Delta Levee Commission property; thence

North 83 degrees, 08 minutes, 40 seconds West along the said southern boundary for 38.02 feet to a point; thence

South 30 degrees, 23 minutes, 00 seconds West and continuing along the said southern boundary for 223.42 feet to a point; thence

South 0 degrees, 14 minutes, 36 seconds East for 4083.02 feet to the said "Point of Beginning", containing 6.82 acres, more or less.

Bearings in the above description have an origin of TRUE NORTH based on computations from celestial observations.

                                   Schedule 1



                                 Existing Liens



                                     Sch-1

                          SCHEDULE 1 TO THE INDENTURE

                                 EXISTING LIENS



                                               Principal outstanding as of
            Fitzgeralds Las Vegas, Inc.            December 31, 1997
            ---------------------------        ---------------------------
         Bally: slot equipment                         $ 13,490

         Oppenheimer: slot equipment                    455,354

         IGT:  slot equipment                            64,699

         IGT:  slot equipment                            71,608

         IGT Smart System                               783,803

         Holidex System                                  20,209

         IBM: computer hardware                         105,731

         Colonial Pacific: Micros system                 86,673

         WilTel Communications: phone system            167,431

         Xpertx: Keno system                             13,983

         Young Electric: exterior signs                 434,567

         PDS Financial Corporation                    Equipment

         NTFC Capital corporation                     Equipment

                                               Principal outstanding as of
          Fitzgeralds Mississippi, Inc.             December 31, 1997
          -----------------------------        ---------------------------
          CIT: slot equipment                           $400,000

          Williams: slot equipment                        35,530

          IGT: slot equipment                             36,276

          IGT: slot equipment                             11,995

          IGT: slot equipment                             15,089

          CFS Leasing: Micro System                       76,617

          IBM: computer hardware                         140,382

          River Bend: sewer system                       273,964

          Young Electric: marquee sign                    62,527

                                                  Principal outstanding as of
           Fitzgeralds Reno                             December 31, 1997
           ----------------                       ---------------------------
 IGT: SMART equipment                                    $  381,978
 IGT: slot equipment                                         14,336
 IGT: slot equipment                                         40,906
 IGT: slot equipment                                         39,332
 IGT: slot equipment                                         39,332
 Oppenheimer: slot equipment                                377,972
 Bally: slot equipment                                        6,229
 Bally: slot equipment                                       41,913
 Bally: slot equipment                                       13,719
 Bally: slot equipment                                       76,594
 IBM: computer hardware                                      84,981
 Kronos: T&A system                                          12,997
 Tru-Measur: F&B equipment                                   14,923
 Lincoln Partners Note                                      327,742
 Harolds Club settlement                                  1,525,000
 First National Bank of Glencoe/Minnetonka, N.A.          Equipment
 Miller & Schroeder Investment Corporation                Equipment
 NFTC Capital Corporation                                 Equipment
 IDS Financial Corporation                                Equipment
 Ecolab                                              (Dish machine 5355192)
 Ecolab                                              (Dish machine 5620195)

            Fitzgeralds Black Hawk/             Principal outstanding as of
    101 Main Street Limited Liability Company        December 31, 1997
    -----------------------------------------   ---------------------------
          CIT: slot equipment                             $107,853

          IGT: slot equipment                               54,718

          GE Capital: gaming equipment                     645,572

          PDS                                              132,292

          ITT Commercial Finance Corp.                    (Various)

          CIT Group/Equipment Finance                   (Equipment)

          Young Electric Sign Company                (Marquee Sign)

                                           Principal outstanding as of
          Fitzgeralds Gaming Corporation       December 31, 1997
          ------------------------------   ---------------------------

          Business Credit Leasing           (Toshiba Copying Systems)

          Bally Gaming, Inc.                (Equipment)